UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3255

                           Panorama Series Fund, Inc.
                           --------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------
                      Date of reporting period: 12/31/2007
                                                ----------

ITEM 1.  REPORTS TO STOCKHOLDERS.

DECEMBER 31, 2007

--------------------------------------------------------------------------------
                                                                   Management
      Growth Portfolio                                            Commentaries
      A Series of Panorama Series Fund, Inc.                          and
                                                                 Annual Report
--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

         Listing of Top Holdings

      ANNUAL REPORT                             [GRAPHIC]

         Portfolio Performance Discussion

         Listing of Investments

         Financial Statements

                                                [LOGO]  OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE. For the 12-month period ended December 31, 2007, Growth Portfolio, a series of Panorama Series Fund, Inc., provided a total return that was lower than its benchmark, the S&P 500 Index. We attribute the Portfolio's performance primarily to lagging results in the fourth quarter of the year, when investors turned away from the more volatile stocks that historically have fared relatively well toward year-end.

      Although we manage the Portfolio according to the results of our quantitative models, and not in response to macroeconomic or market trends, it is important to note that the U.S. stock market encountered heightened volatility approximately mid-way through 2007, which persisted through year-end. The stock market experienced a fundamental shift in investor sentiment when credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets. An unexpectedly high level of sub-prime mortgage defaults and delinquencies, combined with declining home values and surging energy costs, led to renewed concerns regarding the sustainability of consumer spending, which has been one of the main pillars supporting the U.S. economic expansion over the past several years.

      As investors became increasingly averse to risks, the stock market gave up many of the gains it had achieved over the first half of 2007, when strong corporate profits and robust global economic growth had driven equity prices generally higher. In addition, investors shifted their focus over the second half of the year to large, growth-oriented companies with track records of consistent earnings even during economic downturns. The stocks of banks, broker-dealers and other financial services firms were particularly hard hit in the fourth quarter due to uncertainty regarding the full magnitude of these companies' exposure to securities backed by troubled sub-prime loans. Conversely, stocks of large, multinational corporations with a robust presence in overseas markets fared relatively well. In fact, after producing relatively lackluster returns over the past several years, very large companies returned to favor among newly risk-averse investors in 2007.

      In this changing market environment, the Portfolio benefited from its heavy exposure to "mega-cap" and large-cap companies compared to its benchmark, the S&P 500 Index. The Portfolio also achieved positive results from its relatively light holdings of small- and mid-cap stocks. The Portfolio's "bottom-up" security selection strategies also worked well over the first three quarters of 2007. Unfortunately, our security selection models proved to be less effective during the fourth quarter, as the credit and liquidity crisis caused investors to shun the riskier and value-oriented shares that typically tend to outperform toward the end of the year. To a significant degree, the Portfolio's fourth-quarter results stemmed from the adoption of our "turn of the year" security selection model, which tends to emphasize the more speculative stocks that historically outperform due to seasonal factors.

      From a market sector perspective, while the Portfolio participated fully in the advance of information technology stocks over much of the reporting period, an overweighted position in the sector detracted from relative performance in the fourth quarter when information technology stocks gave back a portion of their previous gains. Nonetheless, the Portfolio received relatively good results from large, well-established technology companies with strong cash flows and a robust presence in international markets. An overweighted position in the financials sector also represented one of the greater detractors from the Portfolio's performance relative to the benchmark during the fourth quarter.

      Over the course of the year, the results of our quantitative models caused us to increase the Portfolio's weightings in the information technology and financials sectors, due mainly to their relatively attractive valuations. Conversely, we reduced the size of the Portfolio's positions in the consumer discretionary, consumer staples and energy areas, where a number of stocks had become more richly valued compared to historical averages. In addition, the Portfolio ended 2007 broadly diversified across over 260 stocks, a strategy that helped cushion the effects of heightened market volatility. Indeed, managing risks while remaining fully invested is key to what makes Growth Portfolio, a series of Panorama Series Fund, Inc., part of THE RIGHT WAY TO INVEST.

COMPARING THE PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2007. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.


                              3 | GROWTH PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION  Continued
--------------------------------------------------------------------------------

      The Portfolio's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.


                              4 | GROWTH PORTFOLIO

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Panorama Series Fund, Inc.--Growth Portfolio
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Panorama Series Fund,                    S&P 500
                         Inc.--Growth Portfolio                     Index

 12/31/1997                     $10,000                            $10,000
 03/31/1998                     $11,041                            $11,394
 06/30/1998                     $10,909                            $11,772
 09/30/1998                     $ 9,151                            $10,604
 12/31/1998                     $10,843                            $12,860
 03/31/1999                     $10,645                            $13,500
 06/30/1999                     $11,168                            $14,450
 09/30/1999                     $10,051                            $13,550
 12/31/1999                     $10,435                            $15,565
 03/31/2000                     $10,230                            $15,921
 06/30/2000                     $10,044                            $15,498
 09/30/2000                     $10,091                            $15,348
 12/31/2000                     $ 9,114                            $14,148
 03/31/2001                     $ 8,148                            $12,472
 06/30/2001                     $ 8,524                            $13,201
 09/30/2001                     $ 7,582                            $11,264
 12/31/2001                     $ 8,148                            $12,468
 03/31/2002                     $ 8,312                            $12,502
 06/30/2002                     $ 7,552                            $10,828
 09/30/2002                     $ 6,317                            $ 8,959
 12/31/2002                     $ 6,602                            $ 9,713
 03/31/2003                     $ 6,352                            $ 9,408
 06/30/2003                     $ 7,266                            $10,855
 09/30/2003                     $ 7,458                            $11,142
 12/31/2003                     $ 8,372                            $12,498
 03/31/2004                     $ 8,510                            $12,710
 06/30/2004                     $ 8,559                            $12,928
 09/30/2004                     $ 8,413                            $12,686
 12/31/2004                     $ 9,142                            $13,857
 03/31/2005                     $ 8,988                            $13,559
 06/30/2005                     $ 9,136                            $13,745
 09/30/2005                     $ 9,482                            $14,240
 12/31/2005                     $ 9,729                            $14,537
 03/31/2006                     $10,205                            $15,148
 06/30/2006                     $10,005                            $14,930
 09/30/2006                     $10,506                            $15,775
 12/31/2006                     $11,156                            $16,831
 03/31/2007                     $11,242                            $16,939
 06/30/2007                     $11,951                            $18,002
 09/30/2007                     $12,305                            $18,367
 12/31/2007                     $11,697                            $17,755

AVERAGE ANNUAL TOTAL RETURNS OF THE PORTFOLIO AT 12/31/07
1-Year  4.85%     5-Year  12.12%    10-Year  1.58%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE PORTFOLIO'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE PORTFOLIO'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS PORTFOLIO. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                              5 | GROWTH PORTFOLIO

PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

PORTFOLIO EXPENSES. As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Portfolio. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

--------------------------------------------------------------------------------

                             BEGINNING     ENDING             EXPENSES
                             ACCOUNT       ACCOUNT            PAID DURING
                             VALUE         VALUE              6 MONTHS ENDED
ACTUAL                       JULY 1, 2007  DECEMBER 31, 2007  DECEMBER 31, 2007
--------------------------------------------------------------------------------
                             $1,000.00     $  978.80          $ 3.45
HYPOTHETICAL
(5% return before expenses)
--------------------------------------------------------------------------------
                              1,000.00       1,021.73           3.52

Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 is as follows:

EXPENSE RATIO
-------------
   0.69%

The expense ratio reflects reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Portfolio's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" table in the Portfolio's financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                              6 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--99.5%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.7%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.1%
Goodyear Tire & Rubber Co. (The) 1                      1,500   $        42,330
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                  2,100            75,684
--------------------------------------------------------------------------------
Lear Corp. 1,2                                          1,400            38,724
                                                                ----------------
                                                                        156,738

--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Apollo Group, Inc., Cl. A 1                             2,100           147,315
--------------------------------------------------------------------------------
Career Education Corp. 1                                  600            15,084
--------------------------------------------------------------------------------
ITT Educational Services, Inc. 1,2                        600            51,162
                                                                ----------------
                                                                        213,561

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.1%
Chipotle Mexican Grill, Inc., Cl. B 1                     603            74,199
--------------------------------------------------------------------------------
Wendy's International, Inc.                               600            15,504
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                         700            26,789
                                                                ----------------
                                                                        116,492

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.2%
Black & Decker Corp.                                      700            48,755
--------------------------------------------------------------------------------
Lennar Corp., Cl. A 2                                   2,600            46,514
--------------------------------------------------------------------------------
NVR, Inc. 1,2                                             100            52,400
--------------------------------------------------------------------------------
Pulte Homes, Inc.                                       4,400            46,376
--------------------------------------------------------------------------------
Stanley Works (The)                                     1,000            48,480
--------------------------------------------------------------------------------
Tempur-Pedic International, Inc. 2                      1,500            38,955
--------------------------------------------------------------------------------
Toll Brothers, Inc. 1,2                                 2,300            46,138
                                                                ----------------
                                                                        327,618

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.6%
Amazon.com, Inc. 1                                      8,500           787,440
--------------------------------------------------------------------------------
IAC/InterActiveCorp 1                                   1,100            29,612
                                                                ----------------
                                                                        817,052

--------------------------------------------------------------------------------
MEDIA--4.9%
CBS Corp., Cl. B                                        9,900           269,775
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.                     21,600           745,632
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                 23,400           427,284
--------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A 1                  5,600           211,232
--------------------------------------------------------------------------------
Liberty Global, Inc., Series A 1,2                      6,100           239,059
--------------------------------------------------------------------------------
Liberty Media Holding Corp.-Capital,
Series A 1                                                500            58,245
--------------------------------------------------------------------------------
News Corp., Inc., Cl. A                                12,900           264,321
--------------------------------------------------------------------------------
Time Warner, Inc.                                     132,100         2,180,971
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B 1                                  18,452           810,412
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                  45,600         1,471,968
                                                                ----------------
                                                                      6,678,899

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
MULTILINE RETAIL--0.9%
Big Lots, Inc. 1,2                                      1,700   $        27,183
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc. 1,2                            1,800            46,656
--------------------------------------------------------------------------------
Family Dollar Stores, Inc.                              2,400            46,152
--------------------------------------------------------------------------------
Macy's, Inc.                                           20,100           519,987
--------------------------------------------------------------------------------
Sears Holdings Corp. 1,2                                5,300           540,865
                                                                ----------------
                                                                      1,180,843

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.7%
AutoNation, Inc. 1                                      3,000            46,980
--------------------------------------------------------------------------------
AutoZone, Inc. 1                                          500            59,955
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                      1,400            73,710
--------------------------------------------------------------------------------
Gap, Inc. (The)                                        15,100           321,328
--------------------------------------------------------------------------------
Home Depot, Inc.                                       14,000           377,160
--------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)                               500            13,490
--------------------------------------------------------------------------------
RadioShack Corp. 2                                      2,600            43,836
                                                                ----------------
                                                                        936,459

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.1%
Fossil, Inc. 1,2                                          800            33,584
--------------------------------------------------------------------------------
Liz Claiborne, Inc.                                       700            14,245
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp., Cl. A                            700            43,253
                                                                ----------------
                                                                         91,082

--------------------------------------------------------------------------------
CONSUMER STAPLES--3.7%
--------------------------------------------------------------------------------
BEVERAGES--1.0%
Coca-Cola Co. (The)                                    12,500           767,125
--------------------------------------------------------------------------------
PepsiCo, Inc.                                           6,820           517,638
                                                                ----------------
                                                                      1,284,763

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.6%
Costco Wholesale Corp.                                  3,800           265,088
--------------------------------------------------------------------------------
CVS Corp.                                                 400            15,900
--------------------------------------------------------------------------------
Kroger Co. (The)                                       10,800           288,468
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                   3,600           171,108
                                                                ----------------
                                                                        740,564

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.3%
Procter & Gamble Co. (The)                             24,465         1,796,220
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.0%
Herbalife Ltd. 2                                          500            20,140
--------------------------------------------------------------------------------
TOBACCO--0.8%
Altria Group, Inc.                                     14,900         1,126,142
--------------------------------------------------------------------------------
Reynolds American, Inc. 2                                 300            19,788
                                                                ----------------
                                                                      1,145,930

--------------------------------------------------------------------------------
ENERGY--10.7%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.6%
Dresser-Rand Group, Inc. 1                              1,000            39,050


                              7 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES Continued
Global Industries Ltd. 1,2                              1,900   $        40,698
--------------------------------------------------------------------------------
National Oilwell Varco, Inc. 1,2                        2,600           190,996
--------------------------------------------------------------------------------
Schlumberger Ltd.                                      15,500         1,524,735
--------------------------------------------------------------------------------
Transocean, Inc.                                        2,600           372,190
                                                                ----------------
                                                                      2,167,669

--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--9.1%
Chevron Corp.                                          27,301         2,548,002
--------------------------------------------------------------------------------
ConocoPhillips                                         20,728         1,830,282
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                      66,376         6,218,767
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                              9,700           746,803
--------------------------------------------------------------------------------
Tesoro Corp.                                            1,200            57,240
--------------------------------------------------------------------------------
Valero Energy Corp. 2                                  13,500           945,405
                                                                ----------------
                                                                     12,346,499

--------------------------------------------------------------------------------
FINANCIALS--23.5%
--------------------------------------------------------------------------------
CAPITAL MARKETS--5.8%
Ameriprise Financial, Inc.                              5,220           287,674
--------------------------------------------------------------------------------
Charles Schwab Corp. (The)                              4,500           114,975
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                        13,200         2,838,660
--------------------------------------------------------------------------------
Janus Capital Group, Inc. 2                             2,000            65,700
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc. 2                        6,600           431,904
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                              30,400         1,631,872
--------------------------------------------------------------------------------
Morgan Stanley                                         47,100         2,501,481
                                                                ----------------
                                                                      7,872,266

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.9%
U.S. Bancorp                                           20,425           648,290
--------------------------------------------------------------------------------
Wachovia Corp.                                         55,612         2,114,924
--------------------------------------------------------------------------------
Wells Fargo & Co.                                      42,800         1,292,132
                                                                ----------------
                                                                      4,055,346

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
American Express Co.                                    5,300           275,706
--------------------------------------------------------------------------------
Capital One Financial Corp. 2                           2,000            94,520
--------------------------------------------------------------------------------
Discover Financial Services                             1,400            21,112
                                                                ----------------
                                                                        391,338

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--7.7%
Bank of America Corp.                                  83,412         3,441,579
--------------------------------------------------------------------------------
CIT Group, Inc.                                         2,100            50,463
--------------------------------------------------------------------------------
Citigroup, Inc.                                       110,177         3,243,611
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                   85,404         3,727,885
                                                                ----------------
                                                                     10,463,538

--------------------------------------------------------------------------------
INSURANCE--5.9%
ACE Ltd.                                                1,100            67,958

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
INSURANCE Continued
Allstate Corp.                                         10,700   $       558,861
--------------------------------------------------------------------------------
Ambac Financial Group, Inc. 2                           1,800            46,386
--------------------------------------------------------------------------------
American International Group, Inc.                     56,837         3,313,597
--------------------------------------------------------------------------------
Aon Corp.                                              12,200           581,818
--------------------------------------------------------------------------------
Assurant, Inc. 2                                          700            46,830
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Cl. B 1                          90           426,240
--------------------------------------------------------------------------------
Chubb Corp.                                            15,400           840,532
--------------------------------------------------------------------------------
CNA Financial Corp.                                     1,200            40,464
--------------------------------------------------------------------------------
First American Corp. (The) 2                            1,400            47,768
--------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                        11,800           300,310
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                              200             5,736
--------------------------------------------------------------------------------
Lincoln National Corp.                                  2,300           133,906
--------------------------------------------------------------------------------
Loews Corp.                                             4,300           216,462
--------------------------------------------------------------------------------
MBIA, Inc. 2                                            2,400            44,712
--------------------------------------------------------------------------------
MetLife, Inc.                                           5,900           363,558
--------------------------------------------------------------------------------
Progressive Corp.                                       5,100            97,716
--------------------------------------------------------------------------------
Safeco Corp.                                              300            16,704
--------------------------------------------------------------------------------
Travelers Cos., Inc. (The)                             16,200           871,560
                                                                ----------------
                                                                      8,021,118

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
General Growth Properties, Inc. 2                       2,000            82,360
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.8%
Fannie Mae                                             22,400           895,552
--------------------------------------------------------------------------------
Washington Mutual, Inc. 2                              19,000           258,590
                                                                ----------------
                                                                      1,154,142

--------------------------------------------------------------------------------
HEALTH CARE--10.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.2%
Amgen, Inc. 1                                          12,800           594,432
--------------------------------------------------------------------------------
Biogen Idec, Inc. 1,2                                  10,700           609,044
--------------------------------------------------------------------------------
Genentech, Inc. 1                                       4,900           328,643
--------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc. 1                               800            38,808
                                                                ----------------
                                                                      1,570,927

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
Baxter International, Inc.                              5,500           319,275
--------------------------------------------------------------------------------
Intuitive Surgical, Inc. 1,2                              200            64,900
--------------------------------------------------------------------------------
Kinetic Concepts, Inc. 1,2                                900            48,204
--------------------------------------------------------------------------------
Medtronic, Inc.                                         8,200           412,214
                                                                ----------------
                                                                        844,593

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.6%
Aetna, Inc.                                            16,000           923,680
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                                 1,100            49,357
--------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                              900            53,325
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                                11,000           803,000


                              8 | GROWTH PORTFOLIO

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Health Net, Inc. 1                                      1,100   $        53,130
--------------------------------------------------------------------------------
Humana, Inc. 1                                          2,300           173,213
--------------------------------------------------------------------------------
Lincare Holdings, Inc. 1,2                              1,000            35,160
--------------------------------------------------------------------------------
McKesson Corp.                                          9,200           602,692
--------------------------------------------------------------------------------
Medco Health Solutions, Inc. 1                          8,800           892,320
--------------------------------------------------------------------------------
Omnicare, Inc. 2                                        1,800            41,058
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                               18,782         1,093,112
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                      16,967         1,488,515
                                                                ----------------
                                                                      6,208,562

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.0%
Invitrogen Corp. 1,2                                      700            65,387
--------------------------------------------------------------------------------
PHARMACEUTICALS--3.7%
Abbott Laboratories                                     1,100            61,765
--------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. 1                   1,300            34,671
--------------------------------------------------------------------------------
Forest Laboratories, Inc. 1                             8,600           313,470
--------------------------------------------------------------------------------
Johnson & Johnson                                      35,600         2,374,520
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc. 1                            4,500            46,080
--------------------------------------------------------------------------------
Merck & Co., Inc.                                       9,900           575,289
--------------------------------------------------------------------------------
Pfizer, Inc.                                           46,965         1,067,514
--------------------------------------------------------------------------------
Sepracor, Inc. 1,2                                      1,800            47,250
--------------------------------------------------------------------------------
Wyeth                                                  13,300           587,727
                                                                ----------------
                                                                      5,108,286

--------------------------------------------------------------------------------
INDUSTRIALS--9.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.1%
Boeing Co.                                             10,300           900,838
--------------------------------------------------------------------------------
Honeywell International, Inc.                           8,700           535,659
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                       5,500           582,670
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                   1,700           178,942
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                  8,000           629,120
--------------------------------------------------------------------------------
Raytheon Co.                                           13,200           801,240
--------------------------------------------------------------------------------
United Technologies Corp.                               7,300           558,742
                                                                ----------------
                                                                      4,187,211

--------------------------------------------------------------------------------
AIRLINES--0.1%
AMR Corp. 1,2                                           3,200            44,896
--------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1,2                   2,000            44,500
--------------------------------------------------------------------------------
Northwest Airlines Corp. 1                              1,000            14,510
--------------------------------------------------------------------------------
UAL Corp. 1,2                                             900            32,094
                                                                ----------------
                                                                        136,000

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.0%
USG Corp. 1,2                                           1,200            42,948
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.1%
ChoicePoint, Inc. 1,2                                   1,300            47,346
--------------------------------------------------------------------------------
Corporate Executive Board Co. (The) 2                     600            36,060

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Robert Half International, Inc.                         1,400   $        37,856
                                                                ----------------
                                                                        121,262

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.0%
Fluor Corp.                                               400            58,288
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.1%
Acuity Brands, Inc. 2                                     300            13,500
--------------------------------------------------------------------------------
Rockwell Automation, Inc.                                 800            55,168
--------------------------------------------------------------------------------
Thomas & Betts Corp. 1,2                                  900            44,136
                                                                ----------------
                                                                        112,804

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.6%
3M Co.                                                  8,100           682,992
--------------------------------------------------------------------------------
General Electric Co.                                  134,000         4,967,380
--------------------------------------------------------------------------------
Teleflex, Inc.                                            200            12,602
--------------------------------------------------------------------------------
Tyco International Ltd.                                16,325           647,286
                                                                ----------------
                                                                      6,310,260

--------------------------------------------------------------------------------
MACHINERY--1.3%
Cummins, Inc.                                           2,000           254,740
--------------------------------------------------------------------------------
Deere & Co.                                             3,800           353,856
--------------------------------------------------------------------------------
Eaton Corp.                                             2,000           193,900
--------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., Cl. A                          4,700           218,409
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                   7,800           587,418
--------------------------------------------------------------------------------
SPX Corp.                                                 600            61,710
--------------------------------------------------------------------------------
Toro Co. (The) 2                                          400            21,776
                                                                ----------------
                                                                      1,691,809

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--28.1%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--5.1%
Cisco Systems, Inc. 1                                 103,300         2,796,331
--------------------------------------------------------------------------------
CommScope, Inc. 1                                       1,100            54,131
--------------------------------------------------------------------------------
F5 Networks, Inc. 1,2                                     100             2,852
--------------------------------------------------------------------------------
Foundry Networks, Inc. 1,2                              2,700            47,304
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                               22,500           747,000
--------------------------------------------------------------------------------
Motorola, Inc.                                         47,000           753,880
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                         64,300         2,530,205
--------------------------------------------------------------------------------
Tellabs, Inc. 1                                         3,500            22,890
                                                                ----------------
                                                                      6,954,593

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--8.8%
Apple, Inc. 1                                          11,100         2,198,688
--------------------------------------------------------------------------------
Dell, Inc. 1                                           63,400         1,553,934
--------------------------------------------------------------------------------
EMC Corp. 1                                            45,400           841,262
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                    71,800         3,624,464
--------------------------------------------------------------------------------
International Business Machines Corp.                  27,600         2,983,560
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                    1,400            48,804


                              9 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS Continued
NCR Corp. 1                                             2,100   $        52,710
--------------------------------------------------------------------------------
Network Appliance, Inc. 1,2                             2,600            64,896
--------------------------------------------------------------------------------
Seagate Technology 2                                   20,000           510,000
--------------------------------------------------------------------------------
Sun Microsystems, Inc. 1                                5,800           105,154
--------------------------------------------------------------------------------
Teradata Corp. 1                                        1,300            35,633
                                                                ----------------
                                                                     12,019,105

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Agilent Technologies, Inc. 1,2                         19,000           698,060
--------------------------------------------------------------------------------
Arrow Electronics, Inc. 1                               1,500            58,920
--------------------------------------------------------------------------------
Avnet, Inc. 1                                           1,500            52,455
                                                                ----------------
                                                                        809,435

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.1%
eBay, Inc. 1                                           24,300           806,517
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                   2,800         1,936,144
--------------------------------------------------------------------------------
ValueClick, Inc. 1                                        600            13,140
--------------------------------------------------------------------------------
VeriSign, Inc. 1                                        1,400            52,654
                                                                ----------------
                                                                      2,808,455

--------------------------------------------------------------------------------
IT SERVICES--1.6%
Accenture Ltd., Cl. A                                  19,800           713,394
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc., Cl. A 1               400            18,040
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                        17,000           757,010
--------------------------------------------------------------------------------
Computer Sciences Corp. 1                               1,200            59,364
--------------------------------------------------------------------------------
DST Systems, Inc. 1,2                                     700            57,785
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                          23,600           489,228
--------------------------------------------------------------------------------
Hewitt Associates, Inc. 1,2                             1,000            38,290
--------------------------------------------------------------------------------
NeuStar, Inc., Cl. A 1                                    500            14,340
--------------------------------------------------------------------------------
SAIC, Inc. 1,2                                          1,100            22,132
--------------------------------------------------------------------------------
Western Union Co.                                       3,400            82,552
                                                                ----------------
                                                                      2,252,135

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.3%
Xerox Corp.                                            26,000           420,940
--------------------------------------------------------------------------------
Zebra Technologies Corp., Cl. A 1                         300            10,410
                                                                ----------------
                                                                        431,350

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.7%
Analog Devices, Inc.                                    4,800           152,160
--------------------------------------------------------------------------------
Applied Materials, Inc.                                38,300           680,208
--------------------------------------------------------------------------------
Integrated Device Technology, Inc. 1                    1,900            21,489
--------------------------------------------------------------------------------
Intel Corp.                                            74,100         1,975,506
--------------------------------------------------------------------------------
Intersil Corp., Cl. A 2                                 1,800            44,064
--------------------------------------------------------------------------------
Lam Research Corp. 1,2                                    900            38,907
--------------------------------------------------------------------------------
Linear Technology Corp. 2                               1,900            60,477

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
MEMC Electronic Materials, Inc. 1,2                       900   $        79,641
--------------------------------------------------------------------------------
National Semiconductor Corp.                            2,500            56,600
--------------------------------------------------------------------------------
Novellus Systems, Inc. 1                                1,900            52,383
--------------------------------------------------------------------------------
NVIDIA Corp. 1                                         21,200           721,224
--------------------------------------------------------------------------------
ON Semiconductor Corp. 1,2                              5,200            46,176
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                28,900           965,260
--------------------------------------------------------------------------------
Varian Semiconductor Equipment
Associates, Inc. 1,2                                    1,300            48,100
--------------------------------------------------------------------------------
Xilinx, Inc.                                            2,500            54,675
                                                                ----------------
                                                                      4,996,870

--------------------------------------------------------------------------------
SOFTWARE--5.9%
Activision, Inc. 1                                      2,000            59,400
--------------------------------------------------------------------------------
Adobe Systems, Inc. 1                                   8,000           341,840
--------------------------------------------------------------------------------
Ansys, Inc. 1,2                                           900            37,314
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                        1,500            74,640
--------------------------------------------------------------------------------
BEA Systems, Inc. 1                                     4,300            67,854
--------------------------------------------------------------------------------
BMC Software, Inc. 1                                    1,900            67,716
--------------------------------------------------------------------------------
CA, Inc.                                               10,000           249,500
--------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1,2                        3,100            52,731
--------------------------------------------------------------------------------
Check Point Software Technologies Ltd. 1                1,300            28,548
--------------------------------------------------------------------------------
Citrix Systems, Inc. 1                                  1,200            45,612
--------------------------------------------------------------------------------
Cognos, Inc. 1                                            500            28,785
--------------------------------------------------------------------------------
Compuware Corp. 1                                       5,200            46,176
--------------------------------------------------------------------------------
Intuit, Inc. 1                                          2,400            75,864
--------------------------------------------------------------------------------
McAfee, Inc. 1                                          1,500            56,250
--------------------------------------------------------------------------------
MICROS Systems, Inc. 1,2                                  500            35,080
--------------------------------------------------------------------------------
Microsoft Corp.                                       139,100         4,951,960
--------------------------------------------------------------------------------
Novell, Inc. 1                                          6,800            46,716
--------------------------------------------------------------------------------
Oracle Corp. 1                                         47,100         1,063,518
--------------------------------------------------------------------------------
Red Hat, Inc. 1,2                                       2,600            54,184
--------------------------------------------------------------------------------
Symantec Corp. 1                                       36,700           592,338
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                        1,800            46,674
                                                                ----------------
                                                                      8,022,700

--------------------------------------------------------------------------------
MATERIALS--2.8%
--------------------------------------------------------------------------------
CHEMICALS--1.3%
Celanese Corp., Series A                                1,000            42,320
--------------------------------------------------------------------------------
Dow Chemical Co. (The)                                  8,200           323,244
--------------------------------------------------------------------------------
Monsanto Co. 2                                          4,500           502,605
--------------------------------------------------------------------------------
Mosaic Co. (The) 1                                      8,000           754,720
--------------------------------------------------------------------------------
Scotts Miracle-Gro Co. (The), Cl. A 2                   1,100            41,162
--------------------------------------------------------------------------------
Terra Industries, Inc. 1                                1,100            52,536
                                                                ----------------
                                                                      1,716,587


                              10 | GROWTH PORTFOLIO

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%
Owens-Illinois, Inc. 1                                  1,500   $        74,250
--------------------------------------------------------------------------------
Packaging Corp. of America 2                            1,600            45,120
                                                                ----------------
                                                                        119,370

--------------------------------------------------------------------------------
METALS & MINING--1.3%
AK Steel Holding Corp. 1                                  900            41,616
--------------------------------------------------------------------------------
Carpenter Technology Corp.                                600            45,102
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold,
Inc., Cl. B                                             2,800           286,832
--------------------------------------------------------------------------------
Nucor Corp.                                            11,700           692,874
--------------------------------------------------------------------------------
Reliance Steel & Aluminum Co. 2                           700            37,940
--------------------------------------------------------------------------------
Southern Copper Corp. 2                                 4,900           515,137
--------------------------------------------------------------------------------
United States Steel Corp. 2                             1,500           181,365
                                                                ----------------
                                                                      1,800,866

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.1%
International Paper Co.                                 4,800           155,424
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.5%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.2%
AT&T, Inc.                                             75,600         3,141,936
--------------------------------------------------------------------------------
CenturyTel, Inc.                                        1,300            53,898
--------------------------------------------------------------------------------
Embarq Corp.                                            1,200            59,436
--------------------------------------------------------------------------------
Qwest Communications International,
Inc. 1,2                                               81,600           572,016
--------------------------------------------------------------------------------
Verizon Communications, Inc.                           13,300           581,077
                                                                ----------------
                                                                      4,408,363

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
American Tower Corp. 1                                  1,900            80,940
--------------------------------------------------------------------------------
Sprint Nextel Corp.                                    16,586           217,774
--------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                            700            43,823
                                                                ----------------
                                                                        342,537

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
UTILITIES--0.1%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%
Duke Energy Corp. 2                                     4,600   $        92,782
                                                                ----------------
Total Common Stocks (Cost $131,565,490)                             135,449,546

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
Wachovia Corp., Dividend Equalization
Preferred Shares 1,3 (Cost $0)                          2,000                 3

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--0.5%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.03% 4,5
(Cost $643,145)                                       643,145           643,145
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments
Purchased with Cash
Collateral from Securities
Loaned) (Cost $132,208,635)                                         136,092,694

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES
LOANED--5.5% 6
--------------------------------------------------------------------------------
Undivided interest of 0.76% in joint repurchase agreement
(Principal Amount/Value $1,000,000,000, with a maturity
value of $1,000,250,000) with Bank of America NA,
4.50%, dated 12/31/07, to be repurchased at
$7,562,666 on 1/2/08, collateralized by U.S.
Agency Mortgages, 5%, 5/1/35, with
a value of $1,020,000,000
(Cost $7,560,776)                                $  7,560,776         7,560,776

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $139,769,411)                                     105.5%      143,653,470
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                    (5.5)       (7,526,478)
                                                 -------------------------------
NET ASSETS                                              100.0%  $   136,126,992
                                                 ===============================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.


                              11 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 7 of accompanying Notes.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2007 was $3, which represents 0.00% of the Portfolio's net assets. See Note 6 of accompanying Notes.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Portfolio owning at least 5% of the voting securities of the issuer or as a result of the Portfolio and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES        GROSS        GROSS              SHARES
                                                     DECEMBER 31, 2006    ADDITIONS   REDUCTIONS   DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E           1,048,972   21,098,849   21,504,676             643,145

                                                                                                            DIVIDEND
                                                                                           VALUE              INCOME
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                    $  643,145           $  26,390

5. Rate shown is the 7-day yield as of December 31, 2007.

6. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                              12 | GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $139,126,266)                                                                    $ 143,010,325
Affiliated companies (cost $643,145)                                                                                643,145
                                                                                                              --------------
                                                                                                                143,653,470
----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                 46,718
----------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                    917,281
Dividends                                                                                                           158,881
Shares of capital stock sold                                                                                         15,200
Other                                                                                                                 8,812
                                                                                                              --------------
Total assets                                                                                                    144,800,362

----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                        7,561,526
----------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                               999,507
Shares of capital stock redeemed                                                                                     45,935
Shareholder communications                                                                                            8,441
Directors' compensation                                                                                               5,314
Transfer and shareholder servicing agent fees                                                                           865
Other                                                                                                                51,782
                                                                                                              --------------
Total liabilities                                                                                                 8,673,370

----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                    $ 136,126,992
                                                                                                              ==============

----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                          $      59,038
----------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                      177,152,639
----------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                                 1,813,738
----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                  (46,782,482)
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
currencies                                                                                                        3,884,059
                                                                                                              --------------
NET ASSETS--applicable to 59,037,760 shares of capital stock outstanding                                      $ 136,126,992
                                                                                                              ==============

----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                                      $        2.31

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                              13 | GROWTH PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                                        $   2,798,591
Affiliated companies                                                                                                 26,390
----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                                  4
----------------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                               23,924
                                                                                                              --------------
Total investment income                                                                                           2,848,909

----------------------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------------
Management fees                                                                                                     928,248
----------------------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                              15,000
----------------------------------------------------------------------------------------------------------------------------
Shareholder communications                                                                                           12,574
----------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                        10,016
----------------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                               8,587
----------------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                           1,500
----------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                             984
----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                41,279
                                                                                                              --------------
Total expenses                                                                                                    1,018,188
Less reduction to custodian expenses                                                                                    (96)
Less waivers and reimbursements of expenses                                                                            (507)
                                                                                                              --------------
Net expenses                                                                                                      1,017,585

----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                             1,831,324

----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments from unaffiliated companies                                                                          19,525,674
Foreign currency transactions                                                                                        11,905
                                                                                                              --------------
Net realized gain                                                                                                19,537,579
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on: Investments                                            (14,456,463)
Translation of assets and liabilities denominated in foreign currencies                                              (9,967)
                                                                                                              --------------
Net change in unrealized appreciation                                                                           (14,466,430)

----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $   6,902,473
                                                                                                              ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                              14 | GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                2007            2006
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                         $   1,831,324   $   1,794,201
----------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                19,537,579      12,694,086
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                           (14,466,430)      7,274,296
                                                                                              ------------------------------
Net increase in net assets resulting from operations                                              6,902,473      21,762,583

----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                             (1,791,385)     (2,060,251)

----------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions                            (22,465,220)    (26,087,903)

----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
Total decrease                                                                                  (17,354,132)     (6,385,571)
----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                             153,481,124     159,866,695
                                                                                              ------------------------------
End of period (including accumulated net investment income of
$1,813,738 and $1,774,116, respectively)                                                      $ 136,126,992   $ 153,481,124
                                                                                              ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                              15 | GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                 2007               2006             2005             2004           2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    2.23          $    1.97        $    1.88        $    1.74      $    1.39
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .03 1              .02 1            .02 1            .02 1          .02
Net realized and unrealized gain                         .08                .27              .10              .14            .35
                                                   -----------------------------------------------------------------------------
Total from investment operations                         .11                .29              .12              .16            .37
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.03)              (.03)            (.03)            (.02)          (.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $    2.31          $    2.23        $    1.97        $    1.88      $    1.74
                                                   ================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      4.85%             14.67%            6.41%            9.20%         26.81%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 136,127          $ 153,481        $ 159,867        $ 179,076      $ 187,147
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 148,472          $ 154,927        $ 165,300        $ 179,018      $ 170,217
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   1.23%              1.16%            1.24%            1.39%          1.17%
Total expenses                                          0.69% 4,5,6        0.68% 4,5        0.68% 6,7        0.66% 6        0.67% 6
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  101%                88%              81%              78%            86%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:
      Year Ended December 31, 2007        0.69%
      Year Ended December 31, 2006        0.68%

5. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                              16 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the "Portfolio") is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek high total return. The Portfolio's investment adviser is OppenheimerFunds, Inc. (the "Manager"). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.


                              17 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Portfolio is permitted to invest daily available cash balances in an affiliated money market fund. The Portfolio may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Portfolio's investment in IMMF is included in the Statement of Investments. As a shareholder, the Portfolio is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Portfolio may be delayed or limited.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $1,818,680                 $--            $46,155,094           $3,256,737

1. As of December 31, 2007, the Portfolio had $46,155,087 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforwards were as follows:

            EXPIRING
            ----------------------------
            2009            $ 10,833,187
            2010              28,419,014
            2011               6,902,886
                            ------------
            Total           $ 46,155,087
                            ============

2. The Portfolio had $7 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended December 31, 2007, the Portfolio utilized $19,040,521 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2006, the Portfolio utilized $12,049,367 of capital loss carryforward to offset capital gains realized in that fiscal year.


                              18 | GROWTH PORTFOLIO

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Portfolio were unaffected by the reclassifications.

      REDUCTION TO                    REDUCTION TO
      ACCUMULATED NET     ACCUMULATED NET REALIZED
      INVESTMENT INCOME        LOSS ON INVESTMENTS
      --------------------------------------------
      $317                                    $317

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                        YEAR ENDED          YEAR ENDED
                                 DECEMBER 31, 2007   DECEMBER 31, 2006
      ----------------------------------------------------------------
      Distributions paid from:
      Ordinary income                   $1,791,385          $2,060,251

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities          $ 140,396,733
                                              =============

      Gross unrealized appreciation           $  13,137,431
      Gross unrealized depreciation              (9,880,694)
                                              -------------
      Net unrealized appreciation             $   3,256,737
                                              =============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.


                              19 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Portfolio's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                             YEAR ENDED DECEMBER 31, 2007    YEAR ENDED DECEMBER 31, 2006
                                                 SHARES            AMOUNT        SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Sold                                            625,408   $     1,448,888       758,947   $     1,579,099
Dividends and/or distributions reinvested       817,984         1,791,385     1,025,000         2,060,251
Redeemed                                    (11,077,418)      (25,705,493)  (14,418,527)      (29,727,253)
                                            --------------------------------------------------------------
Net decrease                                 (9,634,026)  $   (22,465,220)  (12,634,580)  $   (26,087,903)
                                            ==============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                                 PURCHASES          SALES
-------------------------------------------------------------------------
Investment securities                         $149,343,150   $171,445,866

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Portfolio pays the Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

      FEE SCHEDULE
      -----------------------------
      Up to $300 million     0.625%
      Next $100 million      0.500
      Over $400 million      0.450


                              20 | GROWTH PORTFOLIO

--------------------------------------------------------------------------------
ACCOUNTING SERVICE FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000 plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2007, the Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF. During the year ended December 31, 2007, the Manager waived $507 for IMMF management fees.
--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Portfolio include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual payments that the Portfolio has not yet received.

      As of December 31, 2007, the Portfolio had no outstanding forward contracts.

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Portfolio lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. If the


                              21 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. SECURITIES LENDING Continued

borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Portfolio continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2007, the Portfolio had on loan securities valued at $7,348,576. Collateral of $7,561,526 was received for the loans, all of which was received in cash and $7,560,776 was subsequently invested in approved instruments.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                              22 | GROWTH PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (the "Portfolio"), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                              23 | GROWTH PORTFOLIO

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2007. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Portfolio during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                              24 | GROWTH PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                              25 | GROWTH PORTFOLIO

BOARD APPROVAL OF THE PORTFOLIO'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Directors (the "Board"), including a majority of the independent Directors, is required to determine whether to renew the Portfolio's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Portfolio services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Portfolio and the Manager, (iii) the fees and expenses of the Portfolio, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Portfolio grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Portfolio. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Portfolio and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Portfolio with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Portfolio's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Portfolio policies and procedures and adherence to the Portfolio's investment restrictions. The Manager is responsible for providing certain administrative services to the Portfolio as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Portfolio; compiling and maintaining records with respect to the Portfolio's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Portfolio for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Portfolio's shares. The Manager also provides the Portfolio with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Portfolio. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Portfolio. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Nikolaos D. Monoyios and Mark Reinganum and the Manager's Disciplined Strategies Equity investment team and analysts. Mr. Monoyios has been a portfolio manager of the Portfolio since April 1998 and Dr. Reinganum has been a portfolio manager of the Portfolio since October 2003. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Portfolio and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Portfolio benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                              26 | GROWTH PORTFOLIO

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE PORTFOLIO. During the year, the Manager provided information on the investment performance of the Portfolio and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Portfolio's historical performance to relevant market indices and to the performance of other large-cap core funds underlying variable insurance products. The Board noted that the Portfolio's one-year, three-year and five-year performance were better than its peer group median although its ten-year performance was below its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Portfolio's investment adviser, including the costs associated with the personnel and systems necessary to manage the Portfolio, and information regarding the Manager's profitability from its relationship with the Portfolio. The Board reviewed the fees paid to the Manager and the other expenses borne by the Portfolio. The Board also considered the comparability of the fees charged and the services provided to the Portfolio to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Portfolio and other large-cap core funds underlying variable insurance products. The Board noted that the Portfolio's contractual and actual management fees are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Portfolio. The Board noted that the Portfolio currently has management fee breakpoints, which are intended to share with Portfolio shareholders economies of scale that may exist as the Portfolio's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Portfolio, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Portfolio and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Portfolio and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Portfolio and to the independent Directors. Portfolio counsel and the independent Directors' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                              27 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE PORTFOLIOS, LENGTH OF      PORTFOLIOS IN THE PORTFOLIOS, COMPLEX CURRENTLY OVERSEEN
SERVICE, AGE

INDEPENDENT DIRECTORS          THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                               80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                               DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,          President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since
Chairman of the Board          1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage
of Directors (since 2003)      Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway
Director (since 1999)          Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company)
Age: 70                        (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and
                               Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland
                               Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance
                               (1995-2000), Frontier Real Estate, Inc. (residential real estate bro-kerage) (1994-2000) and Frontier
                               Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident
                               (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company)
                               (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator
                               (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,               Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Director (since 2002)          1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 71                        Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen
                               held several positions with the Manager and with subsidiary or affiliated companies of the Manager
                               (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,             Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May 2006);
Director (since 2002)          Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
Age: 69                        Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July
                               1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                 Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Director (since 1997)          Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October
Age: 66                        1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February
                               1998-February 2003 and since February 2005); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer
                               and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the
                               Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995).
                               Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                  Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Director (since 1996)          several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                        (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,           Trustee of Monterey Institute for International Studies (educational organization) (since February
Director (since 2002)          2000); Board Member of Middlebury College (educational organization) (since December 2005); Director
Age: 61                        of The California Endowment (philanthropic organization) (since April 2002); Director (February
                               2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey Peninsula;
                               Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets
                               Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April
                               2000); Member of the investment commit-tees of The Rockefeller Foundation (since 2001) and The
                               University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds
                               (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company)
                               (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and
                               Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the
                               OppenheimerFunds complex.

ROBERT J. MALONE,              Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Director (since 2002)          (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 63                        Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                               (charitable organization) (since 1986);


                              28 | GROWTH PORTFOLIO

ROBERT J. MALONE,              Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of
Continued                      U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April
                               1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of
                               Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas
                               exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,      Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Director (since 2002)          (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester
Age: 65                        Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester
                               Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group,
                               Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR            THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                    NEW YORK 10281-1008. MR. MURPHY SERVES AS A DIRECTOR FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO HIS POSITIONS
                               WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
President and Principal        Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Executive Officer              President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001) and               company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Director (since 2002)          (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
Age: 58                        (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder
                               Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                               (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI
                               Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment
                               Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset
                               Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November
                               2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice
                               President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February
                               1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management
                               LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company
                               Institute's Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE          THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. MONOYIOS, REINGANUM,
PORTFOLIO                      ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                               10281-1008, FOR MESSRS VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                               CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

NIKOLAOS D. MONOYIOS,          Senior Vice President of the Manager (since October 2003); a Chartered Financial Analyst. Formerly
Vice President and Portfolio   Vice President of the Manager (April 1998-September 2003). A portfolio manager and officer of 6
Manager (since 1998)           portfolios in the OppenheimerFunds complex.
Age: 58

DR. MARC REINGANUM,            Vice President of the Manager (since September 2002); Director of Quantitative Research and Portfolio
Vice President and Portfolio   Strategist for Equities; the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern
Manager (since 2003)           Methodist University (since 1995). Director of the Finance Institute, Chairman of the Finance
Age: 54                        Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee
                               Investment Committee while at Southern Methodist University. A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief       Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder
Compliance Officer             Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
(since 2004)                   Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President
Age: 57                        and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.


                              29 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,               Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal        HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services,
Financial & Accounting         Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March
Officer (since 1999)           1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
Age: 48                        OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November
                               2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                               (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                               1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                               Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,             Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August
Assistant Treasurer            2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).
(since 2004)                   An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,             Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer            Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                   Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                        complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager;
Vice President and Secretary   General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
(since 2001)                   Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
Age: 59                        HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                               (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                               of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                               Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                               Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                               Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                               Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                               (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                               Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001);
                               Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                               1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,             Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary            2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                   Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,          Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary            President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                   Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 44

KATHLEEN T. IVES,              Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of
Assistant Secretary            the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                   Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                        Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                               Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December
                               2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                              30 | GROWTH PORTFOLIO




DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                                                 Management
   TOTAL RETURN PORTFOLIO                                       Commentaries
   A Series of Panorama Series Fund, Inc.                           and
                                                                Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

         Listing of Top Holdings

      ANNUAL REPORT                             [GRAPHIC]

         Portfolio Performance Discussion

         Listing of Investments

         Financial Statements

                                                [LOGO]  OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE. For its fiscal year ended December 31, 2007, Total Return Portfolio outperformed its benchmark, the S&P 500 Index, during what proved to be a challenging and volatile period for both U.S. stocks and bonds. The majority of the Portfolio's returns emanated from its equity component, where we enjoyed positive variance, or outperformance, in seven out of the ten industry sectors in which we invest as represented in the Index. We attribute this broad-based success to our bottom-up approach to investing, where careful, incisive stock analysis and selection once again helped us to outperform the S&P 500 Index.

      In 2007, the broad equity and bond markets struggled under the weight of the sub-prime mortgage crisis. Oddly, select areas of the market managed to post stellar gains against a generally dismal backdrop. While financial firms and consumer-discretionary companies suffered most, technology, energy and materials stocks rose. Likewise, a general flight to quality defined the broad U.S. fixed-income markets in 2007, where Treasury securities outperformed even domestic stocks, as investors sought a perceived safe haven in government debt. Conversely, most spread products (non-Treasury debt securities) fell. As uncertainty regarding the financial sector's exposure to sub-prime mortgages mounted, financial bonds were hardest hit, regardless of credit quality or fundamentals. While the credit sector overall lost ground, comparatively riskier high-yield bonds significantly underperformed their like-duration Treasury counterparts.

      Against this challenging backdrop, successful stock selection enabled the Portfolio's equity component to post gains. We enjoyed particularly skillful selectivity in two growth-dominated sectors, health care and information technology, where holdings like Apple, Inc., which we held throughout the year, boosted Portfolio performance. Apple performed extremely well in 2007, due to strong sales, steady consumer demand and a favorable product pipeline. Next, our most successful pick within the health care sector, Express Scripts, Inc., appreciated dramatically. This leading pharmacy-benefits management name rose due to solid growth and continued expansion of its client base.

      Stock selection within the consumer staples sector also benefited performance, particularly through names like PepsiCo, Inc. We bought Pepsi early in the year based on its strong growth prospects, and not long after, the stock appreciated significantly as investors flocked to larger names with stable earnings potential. By mid-year, when we were convinced that this name had approached its peak, we sold this position, a move that reaped significant gains for the Portfolio.

      Stock selection in energy also added value, where names like ConocoPhillips, a major integrated oil and gas company, and Marathon Oil Corp., a large oil exploration firm, posted stellar gains within a sector that outperformed as a whole. On the negative side, the largest detractor to performance for the equity component came from our financial-related holdings, the worst-performing sector of the year and one that offered little opportunity for gains.

      Although the bond portion of the Portfolio underperformed for the year, the bulk of its difficulties occurred over a relatively short, concentrated timeframe--from mid-October through November--when concerns about the sub-prime mortgage market collapse peaked. From January through early October, the bond component was posting positive, competitive performance. Unfortunately, subsequent, short-term market events pressured our bond holdings enough to impair final performance results.

      The Portfolio's mortgage holdings underperformed, but less severely than the overall market, thanks to our focus on highly rated, agency mortgage-backed securities (MBS) such as Fannie Mae and Freddie Mac securities, which fared better than the rest of the mortgage market. On the other hand, performance suffered as a result of our decision late in the year to add to the Portfolio's commercial mortgage-backed securities (CMBS) and non-agency mortgage holdings. Our emphasis within the investment-grade portion of our credit exposure also was detrimental to performance. We had emphasized financials at the expense of industrials, based on our belief that the wider spreads associated with industrial-related names at that time indicated less an opportunity than a higher level of leveraged buyout (LBO) or "event" risk. As such, we avoided this area of the market. Unfortunately, when the sub-prime crisis peaked in mid-October, industrial bonds rallied while spreads on financials widened out dramatically and their values dropped. Similarly, our increased allocation to high-yield bonds detracted from short-term returns after mid-October, but fortunately imposed no defaults or permanent impairments on the Portfolio.

      Despite the obstacles 2007 presented, we hold an optimistic outlook for both of the Portfolio's components, and we believe that our active management strategies over the fiscal year positioned the Portfolio favorably for the long term.


                           3 | TOTAL RETURN PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION  Continued
--------------------------------------------------------------------------------

Because the true impact the sub-prime mortgage crisis will have on individual companies as well as the overall economy is not yet known, we expect equity-investor sentiment to remain somewhat tilted in favor of larger-cap, well-known companies whose operations are international in nature and who potentially stand to benefit from continued strong growth in markets like China and India. In the bond arena, we believe select areas of the market have been unduly shunned despite still-sound fundamental underpinnings, such as AAA-rated CMBS and AAA-rated non-agency residential mortgages backed by prime borrowers, an allocation we recently increased in the bond component. Based on our longer-term perspective, we believe that despite this recent period of difficulty, our overall positioning and strategy will serve the Portfolio's long-term competitive performance, and stand firm as a critical part of THE RIGHT WAY TO INVEST.

COMPARING THE PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment the Portfolio held until December 31, 2007. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

      The Portfolio's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market and to the Merrill Lynch Corporate and Government Master Index, a broad-based index of debt securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the indices.


                           4 | TOTAL RETURN PORTFOLIO

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Panorama Series Fund, Inc.--Total Return Portfolio
   S&P 500 Index
   Merrill Lynch Corporate and Government Master Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Value of             S & P 500           Merrill Lynch
                   Investment             Monthly         Corporate & Government
   Date              In Fund            Reinvested            Master Index
12/31/1997           $10,000              $10,000                $10,000
03/31/1998           $10,567              $11,394                $10,159
06/30/1998           $10,567              $11,772                $10,424
09/30/1998           $ 9,870              $10,604                $10,928
12/31/1998           $11,090              $12,860                $10,953
03/31/1999           $10,919              $13,500                $10,821
06/30/1999           $11,231              $14,450                $10,706
09/30/1999           $10,482              $13,550                $10,766
12/31/1999           $10,919              $15,565                $10,728
03/31/2000           $11,012              $15,921                $11,022
06/30/2000           $11,086              $15,498                $11,170
09/30/2000           $11,086              $15,348                $11,490
12/31/2000           $10,645              $14,148                $12,009
03/31/2001           $ 9,829              $12,472                $12,385
06/30/2001           $10,290              $13,201                $12,408
09/30/2001           $ 9,292              $11,264                $13,026
12/31/2001           $ 9,906              $12,468                $13,021
03/31/2002           $ 9,822              $12,502                $12,936
06/30/2002           $ 9,029              $10,828                $13,424
09/30/2002           $ 8,000              $ 8,959                $14,218
12/31/2002           $ 8,475              $ 9,713                $14,446
03/31/2003           $ 8,292              $ 9,408                $14,675
06/30/2003           $ 9,196              $10,855                $15,172
09/30/2003           $ 9,442              $11,142                $15,101
12/31/2003           $10,263              $12,498                $15,102
03/31/2004           $10,564              $12,710                $15,559
06/30/2004           $10,564              $12,928                $15,078
09/30/2004           $10,564              $12,686                $15,604
12/31/2004           $11,234              $13,857                $15,729
03/31/2005           $10,998              $13,559                $15,638
06/30/2005           $11,342              $13,745                $16,181
09/30/2005           $11,513              $14,240                $16,029
12/31/2005           $11,771              $14,537                $16,123
03/31/2006           $12,090              $15,148                $15,971
06/30/2006           $11,913              $14,930                $15,946
09/30/2006           $12,531              $15,775                $16,568
12/31/2006           $13,148              $16,831                $16,742
03/31/2007           $13,460              $16,939                $16,989
06/30/2007           $14,005              $18,002                $16,910
09/30/2007           $14,096              $18,367                $17,413
12/31/2007           $13,914              $17,755                $17,959

AVERAGE ANNUAL TOTAL RETURNS OF THE PORTFOLIO AT 12/31/07

1-Year   5.82%    5-Year   10.42%     10-Year   3.36%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE PORTFOLIO'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE PORTFOLIO'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS PORTFOLIO. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                           5 | TOTAL RETURN PORTFOLIO

PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

PORTFOLIO EXPENSES. As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Portfolio. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

--------------------------------------------------------------------------------

                             BEGINNING      ENDING             EXPENSES
                             ACCOUNT        ACCOUNT            PAID DURING
                             VALUE          VALUE              6 MONTHS ENDED
ACTUAL                       JULY 1, 2007   DECEMBER 31, 2007  DECEMBER 31, 2007
--------------------------------------------------------------------------------
                             $1,000.00      $  993.50          $3.37
HYPOTHETICAL
(5% return before expenses)
--------------------------------------------------------------------------------
                              1,000.00       1,021.83           3.42

Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 is as follows:

EXPENSE RATIO
-------------
    0.67%

The expense ratio reflects reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Portfolio's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" table in the Portfolio's financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                           6 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--59.3%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.2%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.8%
Johnson Controls, Inc.                                 46,100   $     1,661,444
--------------------------------------------------------------------------------
AUTOMOBILES--0.3%
Ford Motor Co. 1                                       97,900           658,867
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Darden Restaurants, Inc.                               23,400           648,414
--------------------------------------------------------------------------------
McDonald's Corp.                                       13,000           765,830
--------------------------------------------------------------------------------
Wendy's International, Inc.                            21,300           550,392
                                                                ----------------
                                                                      1,964,636

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.9%
Newell Rubbermaid, Inc.                                16,600           429,608
--------------------------------------------------------------------------------
Stanley Works (The)                                    29,800         1,444,704
                                                                ----------------
                                                                      1,874,312

--------------------------------------------------------------------------------
MEDIA--1.0%
DirecTV Group, Inc. (The) 1                            54,800         1,266,976
--------------------------------------------------------------------------------
Time Warner, Inc.                                      60,000           990,600
                                                                ----------------
                                                                      2,257,576

--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.2%
Limited Brands, Inc.                                   47,400           897,282
--------------------------------------------------------------------------------
RadioShack Corp.                                      100,300         1,691,058
                                                                ----------------
                                                                      2,588,340

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.1%
Coach, Inc. 1                                          77,600         2,373,008
--------------------------------------------------------------------------------
CONSUMER STAPLES--5.8%
--------------------------------------------------------------------------------
BEVERAGES--0.2%
Coca-Cola Co. (The)                                     7,100           435,727
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.3%
Kroger Co. (The)                                       69,800         1,864,358
--------------------------------------------------------------------------------
Sysco Corp.                                            41,000         1,279,610
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                  25,800         1,226,274
--------------------------------------------------------------------------------
Walgreen Co.                                           13,900           529,312
                                                                ----------------
                                                                      4,899,554

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.8%
Hershey Co. (The)                                      47,200         1,859,680
--------------------------------------------------------------------------------
TOBACCO--2.5%
Altria Group, Inc.                                     49,100         3,710,978
--------------------------------------------------------------------------------
UST, Inc.                                              30,000         1,644,000
                                                                ----------------
                                                                      5,354,978

--------------------------------------------------------------------------------
ENERGY--5.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.5%
National Oilwell Varco, Inc. 1                         15,000         1,101,900
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--5.1%
Chevron Corp.                                          11,500         1,073,295

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS Continued
ConocoPhillips                                         37,900   $     3,346,570
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                      23,700         2,220,453
--------------------------------------------------------------------------------
Marathon Oil Corp.                                     34,300         2,087,498
--------------------------------------------------------------------------------
Valero Energy Corp.                                    31,500         2,205,945
                                                                ----------------
                                                                     10,933,761

--------------------------------------------------------------------------------
FINANCIALS--12.8%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.7%
American Capital Strategies Ltd.                       17,800           586,688
--------------------------------------------------------------------------------
Ameriprise Financial, Inc.                             10,000           551,100
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                               5,400           289,872
                                                                ----------------
                                                                      1,427,660

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.8%
BB&T Corp.                                             70,400         2,159,168
--------------------------------------------------------------------------------
Fifth Third Bancorp                                    76,400         1,919,932
--------------------------------------------------------------------------------
National City Corp.                                    29,200           480,632
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                                   25,700         1,605,993
                                                                ----------------
                                                                      6,165,725

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--4.2%
Bank of America Corp.                                  55,300         2,281,678
--------------------------------------------------------------------------------
CIT Group, Inc.                                        21,500           516,645
--------------------------------------------------------------------------------
Citigroup, Inc.                                        89,600         2,637,824
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                   81,700         3,566,205
                                                                ----------------
                                                                      9,002,352

--------------------------------------------------------------------------------
INSURANCE--4.4%
American International Group, Inc.                     27,200         1,585,760
--------------------------------------------------------------------------------
Chubb Corp.                                            22,500         1,228,050
--------------------------------------------------------------------------------
MetLife, Inc.                                          53,000         3,265,860
--------------------------------------------------------------------------------
Prudential Financial, Inc.                             19,600         1,823,584
--------------------------------------------------------------------------------
Safeco Corp.                                           16,900           940,992
--------------------------------------------------------------------------------
Travelers Cos., Inc. (The)                             12,100           650,980
                                                                ----------------
                                                                      9,495,226

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.5%
Developers Diversified Realty Corp.                    11,100           425,019
--------------------------------------------------------------------------------
General Growth Properties, Inc.                        16,600           683,588
                                                                ----------------
                                                                      1,108,607

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.2%
CB Richard Ellis Group, Inc., Cl. A 1                  19,200           413,760
--------------------------------------------------------------------------------
HEALTH CARE--6.7%
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--5.6%
AmerisourceBergen Corp.                                65,600         2,943,472
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                  13,500           779,625
--------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                           17,600         1,042,800
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                                39,100         2,854,300


                           7 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Humana, Inc. 1                                         14,800   $     1,114,588
--------------------------------------------------------------------------------
McKesson Corp.                                         42,400         2,777,624
--------------------------------------------------------------------------------
Medco Health Solutions, Inc. 1                          4,500           456,300
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                2,800           162,960
                                                                ----------------
                                                                     12,131,669

--------------------------------------------------------------------------------
PHARMACEUTICALS--1.1%
Merck & Co., Inc.                                      19,700         1,144,767
--------------------------------------------------------------------------------
Pfizer, Inc.                                           50,900         1,156,957
                                                                ----------------
                                                                      2,301,724

--------------------------------------------------------------------------------
INDUSTRIALS--6.9%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.5%
Honeywell International, Inc.                          17,500         1,077,475
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.1%
Waste Management, Inc.                                 73,400         2,397,978
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.4%
Rockwell Automation, Inc.                              11,500           793,040
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.3%
General Electric Co.                                  120,500         4,466,935
--------------------------------------------------------------------------------
Textron, Inc.                                           7,800           556,140
                                                                ----------------
                                                                      5,023,075

--------------------------------------------------------------------------------
MACHINERY--1.9%
Cummins, Inc.                                           3,300           420,321
--------------------------------------------------------------------------------
Eaton Corp.                                            18,800         1,822,660
--------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., Cl. A                         31,265         1,452,885
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                   4,600           346,426
                                                                ----------------
                                                                      4,042,292

--------------------------------------------------------------------------------
ROAD & RAIL--0.7%
Norfolk Southern Corp.                                 32,800         1,654,432
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.5%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.2%
Cisco Systems, Inc. 1                                  13,300           360,031
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.4%
Apple, Inc. 1                                          17,800         3,525,824
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                    76,400         3,856,672
                                                                ----------------
                                                                      7,382,496

--------------------------------------------------------------------------------
IT SERVICES--0.2%
Computer Sciences Corp. 1                               9,300           460,071
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.6%
Intel Corp.                                            51,000         1,359,660
--------------------------------------------------------------------------------
SOFTWARE--2.1%
BMC Software, Inc. 1                                   68,200         2,430,648
--------------------------------------------------------------------------------
Microsoft Corp.                                        59,800         2,128,880
                                                                ----------------
                                                                      4,559,528

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
MATERIALS--3.1%
--------------------------------------------------------------------------------
CHEMICALS--1.0%
Dow Chemical Co. (The)                                 39,500   $     1,557,090
--------------------------------------------------------------------------------
Rohm & Haas Co.                                        10,100           536,007
                                                                ----------------
                                                                      2,093,097

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.8%
Ball Corp.                                             40,600         1,827,000
--------------------------------------------------------------------------------
METALS & MINING--0.5%
Alcoa, Inc.                                            20,400           745,620
--------------------------------------------------------------------------------
Freeport-McMoRan Copper &
Gold, Inc., Cl. B                                       3,600           368,784
                                                                ----------------
                                                                      1,114,404

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.8%
International Paper Co.                                53,000         1,716,140
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.7%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--5.7%
AT&T, Inc.                                            158,762         6,598,149
--------------------------------------------------------------------------------
Qwest Communications
International, Inc. 1                                 134,300           941,443
--------------------------------------------------------------------------------
Verizon Communications, Inc.                          107,100         4,679,199
                                                                ----------------
                                                                     12,218,791
                                                                ----------------
Total Common Stocks (Cost $120,680,763)                             128,090,016

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--2.6%
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates, Series 2004-W8,
Cl. A2, 5.345%, 5/25/34 2                        $    363,337           342,297
--------------------------------------------------------------------------------
Capital One Prime Auto Receivables
Trust, Automobile Asset-Backed
Certificates, Series 2005-1, Cl. A4,
5.048%, 4/15/11 2                                   1,070,000         1,066,115
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                    70,000            65,942
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2002-4, Asset-Backed
Certificates, Series 2002-4, Cl. A1,
5.605%, 2/25/33 2                                       8,112             7,264
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-11, Asset-Backed
Certificates, Series 2005-11,
Cl. AF2, 4.657%, 2/25/36                              140,000           139,158
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-16, Asset-Backed
Certificates, Series 2005-16,
Cl. 2AF2, 5.382%, 5/25/36 2                           400,000           385,539


                           8 | TOTAL RETURN PORTFOLIO

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-17, Asset-Backed
Certificates, Series 2005-17,
Cl. 1AF2, 5.363%, 5/25/36 2                      $    110,000   $       109,158
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10,
Cl. A3, 5.075%, 11/25/35 2                            470,236           467,268
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10,
Cl. A3, 4.955%, 7/25/36 2                             290,000           276,555
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5,
Cl. 2A1, 4.915%, 5/15/36 2                             69,924            69,177
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9,
Cl. 2A2, 4.975%, 7/7/36 2                             150,000           143,187
--------------------------------------------------------------------------------
Honda Auto Receivables Owner
Trust, Automobile Receivable
Obligations, Series 2005-2, Cl. A4,
4.15%, 10/15/10                                       200,000           199,406
--------------------------------------------------------------------------------
Household Home Equity Loan Trust,
Home Equity Loan Pass-Through
Certificates, Series 2005-3, Cl. A1,
5%, 1/20/35 2                                         156,370           152,815
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg.
Pass-Through Certificates:
Series 2005-10, Cl. 2A3B, 5.55%,
1/25/36                                               172,377           172,686
Series 2005-2, Cl. 2A1B, 5.18%,
8/25/35 2                                             135,547           135,968
--------------------------------------------------------------------------------
Litigation Settlement Monetized
Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%,
4/25/31 3                                             747,284           745,192
--------------------------------------------------------------------------------
MBNA Credit Card Master Note
Trust, Credit Card Receivables,
Series 2003-C7, Cl. C7, 6.378%,
3/15/16 2                                             690,000           667,567
--------------------------------------------------------------------------------
Option One Mortgage Loan Trust,
Asset-Backed Certificates, Series
2006-2, Cl. 2A2, 4.965%, 7/1/36 2                     280,000           272,654
--------------------------------------------------------------------------------
Structured Asset Investment Loan
Trust, Mtg. Pass-Through
Certificates, Series 2006-BNC3,
Cl. A2, 4.905%, 9/25/36 2                             194,154           189,703
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Mtg. Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1, 5.18%,
3/26/35                                                68,549            68,625
                                                                ----------------
Total Asset-Backed Securities (Cost $5,807,044)                       5,676,276

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--34.8%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--22.5%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--22.3%
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18-5/15/19                          $  1,647,217   $     1,619,942
5%, 8/15/33-12/15/34                                1,024,659         1,001,449
6%, 3/15/33                                           125,408           127,726
6.50%, 4/15/18-4/15/34                                275,342           285,208
7%, 5/15/30-1/15/34                                 1,574,676         1,651,281
8%, 4/15/16                                           119,734           127,018
9%, 8/15/22-5/15/25                                    36,574            39,460
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 2006-11, Cl. PS, 6.728%, 3/25/36 2             157,333           174,636
Series 2043, Cl. ZP, 6.50%, 4/15/28                   257,968           268,088
Series 2055, Cl. ZM, 6.50%, 5/15/28                   164,554           170,151
Series 2080, Cl. C, 6.50%, 8/15/28                    156,523           162,707
Series 2080, Cl. Z, 6.50%, 8/15/28                    108,608           113,311
Series 2461, Cl. PZ, 6.50%, 6/15/32                   325,669           340,402
Series 2500, Cl. FD, 5.528%, 3/15/32 2                 49,557            49,612
Series 2526, Cl. FE, 5.428%, 6/15/29 2                 77,019            76,828
Series 2551, Cl. FD, 5.428%, 1/15/33 2                 59,391            59,655
Series 2764, Cl. UG, 5%, 3/15/34                    1,750,000         1,625,322
Series 3025, Cl. SJ, 6.316%, 8/15/35 2                 31,333            35,653
Series 3094, Cl. HS, 5.949%, 6/15/34 2                 94,749           103,367
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 4.832%, 6/1/26 4                  109,238            25,194
Series 183, Cl. IO, 3.412%, 4/1/27 4                  175,187            40,024
Series 184, Cl. IO, 9.084%, 12/1/26 4                 189,209            43,006
Series 192, Cl. IO, 8.182%, 2/1/28 4                   48,598            11,794
Series 200, Cl. IO, 7.26%, 1/1/29 4                    58,600            13,619
Series 2130, Cl. SC, 3.243%, 3/15/29 4                132,909            12,878
Series 216, Cl. IO, 9.04%, 12/1/31 4                   82,620            20,019
Series 224, Cl. IO, 5.646%, 3/1/33 4                  257,596            60,468
Series 243, Cl. 6, 15.199%, 12/15/32 4                159,393            33,626
Series 2796, Cl. SD, (1.889)%, 7/15/26 4              197,135            17,467
Series 2802, Cl. AS, 5.232%, 4/15/33 4                246,184            16,618
Series 2920, Cl. S, (4.806)%, 1/15/35 4               822,372            58,483
Series 3000, Cl. SE, 11.89%, 7/15/25 4                978,752            52,499
Series 3110, Cl. SL, 24.356%, 2/15/26 4               131,531             6,722
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Principal-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. PO, 5.967%, 6/1/26 5                   44,724            36,895
Series 192, Cl. PO, 7.631%, 2/1/28 5                   48,597            38,434
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/25/18-8/25/20                              3,550,605         3,494,912
5%, 12/25/17-3/25/34                                5,741,915         5,719,530
5%, 1/1/22 6                                          910,000           910,996
5.50%, 3/25/33-1/25/34                              1,208,600         1,209,685
5.50%, 1/1/22-1/1/37 6                              6,083,000         6,087,033
6%, 11/25/17-10/25/33                               1,523,437         1,556,243
6%, 1/1/22-1/1/37 6                                 5,523,000         5,620,880


                           9 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.: Continued
6%, 4/25/33 7                                    $    471,569   $       479,891
6.50%, 5/25/17-11/25/31                             2,767,288         2,871,540
7%, 11/25/17-10/25/35                                 557,450           583,748
7.50%, 2/25/08-12/25/08                                11,252            11,338
8.50%, 7/25/32                                          7,369             7,938
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
Grantor Trust, CMO, Trust 2002-T1,
Cl. A2, 7%, 11/25/31                                  293,809           309,861
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1992-15, Cl. KZ, 7%, 2/25/22                    170,625           172,892
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                  294,990           304,309
Trust 1998-61, Cl. PL, 6%, 11/25/28                   144,632           148,409
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                192,222           202,008
Trust 2001-50, Cl. NE, 6%, 8/25/30                      1,604             1,598
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                397,514           413,705
Trust 2001-70, Cl. LR, 6%, 9/25/30                     35,446            35,561
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                 136,885           139,778
Trust 2002-56, Cl. KW, 6%, 4/25/23                    550,000           558,259
Trust 2002-9, Cl. PC, 6%, 3/25/17                     314,202           325,143
Trust 2003-130, Cl. CS, 4.37%, 12/25/33 2              85,395            80,750
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                 662,000           666,318
Trust 2004-101, Cl. BG, 5%, 1/25/20                   452,000           453,502
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25               270,000           271,243
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                 250,000           248,001
Trust 2005-59, Cl. NQ, 4.713%,
5/25/35 2                                             156,804           156,825
Trust 2006-24, Cl. DB, 5.50%, 4/25/26                 970,000           986,057
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                622,802           629,452
Trust 2006-46, Cl. SW, 6.362%, 6/25/36 2              121,452           133,270
Trust 2006-50, Cl. KS, 6.362%, 6/25/36 2              137,152           145,986
Trust 2006-50, Cl. SA, 6.362%, 6/25/36 2               64,012            68,226
Trust 2006-50, Cl. SK, 6.362%, 6/25/36 2              490,496           521,781
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                 768,084           776,205
Trust 2006-64, Cl. MD, 5.50%, 7/25/36                 444,000           440,755
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 1993-223, Cl. PM, 10.371%,
10/25/23 4                                            100,933             5,336
Trust 2001-65, Cl. S, 11.769%, 11/25/31 4             444,054            57,352
Trust 2001-81, Cl. S, 3.721%, 1/25/32 4               101,336            10,914
Trust 2002-47, Cl. NS, 2.892%, 4/25/32 4              239,448            26,381
Trust 2002-51, Cl. S, 3.029%, 8/25/32 4               219,871            24,692
Trust 2002-52, Cl. SD, (0.581)%,
9/25/32 4                                             247,498            40,289
Trust 2002-77, Cl. SH, 5.015%,
12/18/32 4                                            126,999            12,523
Trust 2002-84, Cl. SA, 12.932%,
12/25/32 4                                            391,325            45,440
Trust 2003-118, Cl. S, 9.431%, 12/25/33 4             770,555           132,443
Trust 2003-33, Cl. SP, 9.135%, 5/25/33 4              420,386            54,576
Trust 2003-4, Cl. S, 12.143%, 2/25/33 4               252,582            30,809

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2004-54, Cl. DS, (2.17)%,
11/25/304                                        $    206,000  $         16,556
Trust 2005-19, Cl. SA, 1.188%,
3/25/35 4                                           2,080,770           147,963
Trust 2005-40, Cl. SA, 0.806%,
5/25/35 4                                             461,469            31,754
Trust 2005-6, Cl. SE, 3.271%, 2/25/35 4               587,425            50,985
Trust 2005-71, Cl. SA, 8.893%,
8/25/25 4                                             615,383            47,879
Trust 2005-87, Cl. SE, 12.322%,
10/25/35 4                                          1,146,109            79,955
Trust 2005-87, Cl. SG, 14.11%,
10/25/35 4                                          1,162,072           108,888
Trust 2006-119, Cl. MS, 22.861%,
12/25/36 4                                            690,189            52,192
Trust 2006-33, Cl. SP, 15.444%,
5/25/36 4                                           1,249,418           115,400
Trust 222, Cl. 2, 14.242%, 6/1/23 4                   386,776            91,601
Trust 240, Cl. 2, 17.121%, 9/1/23 4                   454,784           104,569
Trust 252, Cl. 2, 14.847%, 11/1/23 4                  298,672            73,676
Trust 273, Cl. 2, 13.105%, 8/1/26 4                    84,658            19,223
Trust 319, Cl. 2, 11.177%, 2/1/32 4                    87,540            20,336
Trust 321, Cl. 2, 6.316%, 4/1/32 4                    998,164           231,360
Trust 322, Cl. 2, 16.46%, 4/1/32 4                    364,080            86,175
Trust 331, Cl. 9, 15.50%, 2/1/33 4                    242,486            60,120
Trust 334, Cl. 17, 22.855%, 2/1/33 4                  158,640            36,623
Trust 339, Cl. 7, 10.299%, 7/1/33 4                   759,051           179,375
Trust 342, Cl. 2, 6.635%, 9/1/33 4                    139,915            32,759
Trust 344, Cl. 2, 4.80%, 12/1/33 4                  1,959,213           449,235
Trust 345, Cl. 9, 8.864%, 1/1/34 4                    341,338            81,213
Trust 362, Cl. 12, 9.377%, 8/1/35 4                   460,444           106,581
Trust 362, Cl. 13, 9.359%, 8/1/35 4                   255,301            58,627
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M,
5.602%, 9/25/23 5                                     122,481           100,103
                                                                ----------------
                                                                     48,087,093

--------------------------------------------------------------------------------
GNMA/GUARANTEED--0.2%
Government National Mortgage Assn.:
7%, 11/29/08-1/30/24                                  104,114           110,075
7.50%, 1/30/09-6/30/24                                178,094           188,442
8%, 5/30/17                                            56,924            61,094
8.50%, 8/15/17-12/29/17                                51,066            55,106
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 8.455%, 1/16/27 4             217,119            21,850
Series 2002-15, Cl. SM, 5.989%,
2/16/32 4                                             257,521            39,713
Series 2002-76, Cl. SY, 6.388%,
12/16/26 4                                            520,449            50,620
Series 2004-11, Cl. SM, 1.721%, 1/17/30 4             174,443            28,274
                                                                ----------------
                                                                        555,174


                           10 | TOTAL RETURN PORTFOLIO

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
NON-AGENCY--12.3%
--------------------------------------------------------------------------------
COMMERCIAL--5.1%
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series
2005-3, Cl. A2, 4.501%, 7/10/43                   $   490,000   $       484,273
--------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                328,600           334,197
--------------------------------------------------------------------------------
Banc of America Mortgage
Securities, Inc., CMO Pass-Through
Certificates, Series 2004-8, Cl. 5A1,
6.50%, 5/25/32                                        257,867           262,811
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank 2007-CD4
Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates:
Series 2007-CD4, Cl. A2B, 5.205%,
12/11/49                                              300,000           299,953
Series 2007-CD4, Cl. A4, 5.322%,
12/1/49                                               410,000           409,565
--------------------------------------------------------------------------------
CitiMortgage Alternative Loan
Trust 2006-A5,
Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 5.265%,
10/25/36 2                                            635,748           603,075
Series 2006-A5, Cl. 1A13, 5.315%,
10/25/36 2                                            334,175           326,749
--------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage
Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%,
6/25/36                                               202,060           202,024
Series 2006-AB4, Cl. A1A, 6.005%,
10/25/36                                              417,621           417,599
Series 2006-AB3, Cl. A7, 6.36%,
7/1/36                                                 63,503            63,555
--------------------------------------------------------------------------------
First Horizon Alternative Mortgage
Securities Trust 2004-FA2, Mtg.
Pass-Through Certificates, Series
2004-FA2, Cl. 3A1, 6%, 1/25/35                        171,303           164,889
--------------------------------------------------------------------------------
First Horizon Alternative Mortgage
Securities Trust 2007-FA2, Mtg.
Pass-Through Certificates, Series
2007-FA2, Cl. 1A1, 5.50%, 4/25/37                     215,909           213,287
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39               320,000           318,889
Series 2005-C3, Cl. A2, 4.853%, 7/10/45               280,000           279,034

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%,
8/10/42                                           $   340,000   $       335,942
Series 2005-GG5, Cl. A2, 5.117%,
4/10/37                                               300,000           300,711
Series 2007-GG9, Cl. A2, 5.381%,
3/10/39                                               970,000           976,001
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP2, Cl. A2, 4.575%,
7/15/42                                               120,000           118,771
Series 2005-LDP4, Cl. A2, 4.79%,
10/15/42                                              400,000           397,572
Series 2007-LDPX, Cl. A2S, 5.305%,
1/15/49                                                90,000            90,131
Series 2006-CB14, Cl. A4, 5.481%,
12/12/44                                              480,000           486,395
Series 2007-LD12, Cl. A2, 5.827%,
2/15/51                                               220,000           224,693
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage
Trust, Commercial Mtg.
Pass-Through Certificates:
Series 2005-C5, Cl. A2, 4.885%, 9/15/30               340,000           339,491
Series 2007-C1, Cl. A2, 5.318%, 1/15/12               400,000           401,940
Series 2007-C1, Cl. A4, 5.424%, 2/11/40               350,000           352,192
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO
Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34 2                17,984            17,920
Series 2004-6, Cl. 10A1, 6%, 7/25/34                  361,472           358,000
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG
2000-C1, Cl. A2, 7.306%, 10/6/15                      251,000           266,177
--------------------------------------------------------------------------------
RALI Series 2003-QS1 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2003-QS1,
Cl. A2, 5.75%, 1/25/33                                178,078           177,194
--------------------------------------------------------------------------------
RALI Series 2007-QS6 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2007-QS6,
Cl. A114, 5.75%, 4/25/37                              307,756           304,218
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Pass-Through
Certificates, Series 2005-C17,
Cl. A2, 4.782%, 3/15/42                               590,000           587,468
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through
Certificates, Series 2006-C29,
Cl. A2, 5.272%, 11/15/48                               84,000            84,197


                           11 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
WaMu, Mtg. Pass-Through
Certificates, Series 2006-AR8,
Cl. 2A1, 6.133%, 8/25/36 2                        $   899,362   $       899,199
                                                                ----------------
                                                                     11,098,112

--------------------------------------------------------------------------------
MANUFACTURED HOUSING--0.7%
Wells Fargo Mortgage-Backed
Securities 2006-AR12 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR12, Cl. 2A1, 6.102%, 9/25/36 2                 704,412           705,967
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR2 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR2, Cl. 2A5, 5.10%, 3/25/36 2                   809,991           803,984
                                                                ----------------
                                                                      1,509,951

--------------------------------------------------------------------------------
MULTIFAMILY--3.7%
Banc of America Mortgage
Securities, Inc., CMO Pass-Through
Certificates, Series 2005-F, Cl. 2A3,
4.716%, 7/25/35 2                                     589,769           585,203
--------------------------------------------------------------------------------
Bear Stearns ARM Trust 2006-4,
Mtg. Pass-Through Certificates,
Series 2006-4, Cl. 2A1, 5.802%,
10/25/36 2                                            315,983           318,412
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
2006-AR5, Mtg. Pass-Through
Certificates, Series 2006-AR5, Cl.
1A3A, 5.894%, 7/25/36 2                               245,630           247,815
--------------------------------------------------------------------------------
Countrywide Alternative Loan
Trust, CMO:
Series 2008-85CB, Cl. 2A3, 5.50%,
2/25/36                                               370,000           351,452
Series 2004-28CB, Cl. 2A4, 5.75%,
1/25/35                                               499,000           476,995
--------------------------------------------------------------------------------
Countrywide Home Loans
Servicing LP, Mtg. Pass-Through
Certificates:
Series 2003-46, Cl. 1A2, 4.122%,
1/19/34 2                                             422,766           427,943
Series 2005-HYB1, Cl. 5A1, 4.995%,
3/25/35 2                                             558,263           545,528
Series 2007-HY1, Cl. 1A1, 5.695%,
4/25/37 2                                             590,800           593,360
--------------------------------------------------------------------------------
GMAC Mortgage Corp. Loan Trust,
Mtg. Pass-Through Certificates:
Series 2005-AR4, Cl. 2A1, 5.292%,
7/19/35 2                                             646,573           648,809
Series 2004-J4, Cl. A7, 5.50%, 9/25/34                340,000           325,434
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust 2005-
AR7, Mtg. Pass-Through Certificates,
Series 2005-AR7, Cl. 3A1, 5.152%,
11/25/35 2                                            948,031           947,279

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
MULTIFAMILY Continued
Merrill Lynch Mortgage Investors
Trust 2007-2, Mtg. Pass-Through
Certificates, Series 2007-2, Cl. 2A1,
6.007%, 6/25/37 2                                 $   791,719   $       796,111
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2004-AA Trust, Mtg.
Pass-Through Certificates, Series
2004-AA, Cl. 2A, 4.993%, 12/25/34 2                   192,223           189,538
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2004-S Trust, Mtg.
Pass-Through Certificates, Series
2004-S, Cl. A1, 3.54%, 9/25/34 2                      160,120           157,680
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2005-AR2 Trust, Mtg.
Pass-Through Certificates, Series
2005-AR2, Cl. 2A2, 4.547%, 3/25/35 2                  118,918           117,967
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2005-AR4 Trust, Mtg.
Pass-Through Certificates, Series
2005-AR4, Cl. 2A2, 4.524%, 4/25/35 2                  194,785           193,218
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR10 Trust, Mtg.
Pass-Through Certificates:
Series 2006-AR10, Cl. 4A1, 5.56%,
7/25/36 2                                             391,599           393,807
Series 2006-AR10, Cl. 2A1, 5.646%,
7/25/36 2                                             302,112           304,376
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR2 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR2, Cl. 2A6, 5.10%, 3/25/36 2                   160,394           159,205
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR6 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR6, Cl. 3A1, 5.093%, 3/25/36 2                  179,498           178,736
                                                                ----------------
                                                                      7,958,868

--------------------------------------------------------------------------------
RESIDENTIAL--2.8%
Chase Mortgage Finance Trust
Series 2005-S1, Multiclass Mtg.
Pass-Through Certificates, Series
2005-S1, Cl. 1A5, 5.50%, 5/25/35                      200,000           196,654
--------------------------------------------------------------------------------
Countrywide Alternative Loan
Trust, CMO:
Series 2005-18CB, Cl. A8, 5.50%,
5/25/36                                               500,000           482,539
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32               530,363           541,895
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34               501,797           503,507
--------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan
Trust 2006-AR, Mtg. Pass-Through
Certificates, Series 2006-AR, Cl.
5A3, 5.427%, 6/25/36 2                                230,000           231,063


                           12 | TOTAL RETURN PORTFOLIO

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
RESIDENTIAL Continued
RALI Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS5,
Cl. 2A2, 6%, 4/25/08                              $   259,321   $       259,031
--------------------------------------------------------------------------------
STARM Mortgage Loan Trust
2007-S1, Mtg. Pass-Through
Certificates, Series 2007-S1,
Cl. 3A1, 5.004%, 8/1/22 2                             877,613           865,683
--------------------------------------------------------------------------------
WaMu, Mtg. Pass-Through
Certificates:
Series 2007-HY6, Cl. 2A1, 5.702%,
6/25/37 2                                             556,979           549,994
Series 2006-AR12, Cl. 2A1, 5.75%,
10/25/36 2                                            871,729           866,451
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Loan Trust, Mtg. Pass-Through
Certificates, 2007-A, Cl. 1A8, 6%,
2/25/37                                               851,863           854,505
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR5 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR5, Cl. 2A2, 5.535%, 4/1/36 2                   339,011           308,131
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2003-6 Trust, Mtg.
Pass-Through Certificates, Series
2003-6, Cl. 1A1, 5%, 6/25/18                          321,567           319,936
                                                                ----------------
                                                                      5,979,389
                                                                ----------------
Total Mortgage-Backed Obligations
(Cost $74,101,936)                                                   75,188,587

--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--8.8%
--------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs.,
5/1/31                                                395,000           402,691
--------------------------------------------------------------------------------
Barclays Bank plc, 6.278%
Perpetual Bonds 8                                   1,100,000           959,068
--------------------------------------------------------------------------------
Belo Corp., 8% Sr. Unsec. Unsub.
Nts., 11/1/08                                         650,000           655,945
--------------------------------------------------------------------------------
Buckeye Partners LP, 4.625% Sr.
Nts., 7/15/13                                         450,000           432,492
--------------------------------------------------------------------------------
Caesars Entertainment, Inc., 7.50%
Sr. Unsec. Nts., 9/1/09 3                             535,000           568,634
--------------------------------------------------------------------------------
Capmark Financial Group, Inc.,
5.875% Nts., 5/10/12 9                                255,000           202,031
--------------------------------------------------------------------------------
Centex Corp., 5.80% Sr. Unsec. Nts.,
9/15/09                                               320,000           294,844
--------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr.
Unsec. Nts., 11/1/08                                  370,000           382,504
--------------------------------------------------------------------------------
CIT Group Funding Co. of Canada,
4.65% Sr. Unsec. Nts., 7/1/10                         290,000           275,955
--------------------------------------------------------------------------------
Citigroup, Inc., 8.30% Jr. Sub. Bonds,
12/21/57 2                                            160,000           167,545

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Clear Channel Communications,
Inc., 6.25% Nts., 3/15/11                         $   325,000   $       294,332
--------------------------------------------------------------------------------
Cox Enterprises, Inc., 4.375% Nts.,
5/1/08 9                                              475,000           473,512
--------------------------------------------------------------------------------
CSC Holdings, Inc., 7.25% Sr. Unsec.
Nts., 7/15/08                                         360,000           361,350
--------------------------------------------------------------------------------
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                120,000           116,671
--------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                                        268,000           311,195
--------------------------------------------------------------------------------
Dillard's, Inc., 6.625% Unsec. Nts.,
11/15/08 3                                            190,000           189,763
--------------------------------------------------------------------------------
Eastman Kodak Co., 3.625% Nts.,
Series A, 5/15/08                                     195,000           193,050
--------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr. Unsec.
Nts., 10/1/08                                         560,000           560,700
--------------------------------------------------------------------------------
El Paso Corp., 6.50% Sr. Unsec. Nts.,
6/1/08                                                 95,000            95,902
--------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr.
Unsec. Nts., 9/15/10                                  910,000           868,823
--------------------------------------------------------------------------------
Gap, Inc. (The), 10.05% Unsub. Nts.,
12/15/08 2                                             69,000            71,588
--------------------------------------------------------------------------------
General Motors Acceptance Corp.,
8% Bonds, 11/1/31                                     405,000           340,553
--------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The),
6.345% Sub. Bonds, 2/15/34                            785,000           711,082
--------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual
Bonds, Series A 8,9                                 1,300,000         1,060,777
--------------------------------------------------------------------------------
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35 2                               900,000           834,031
--------------------------------------------------------------------------------
Hyundai Motor Manufacturing
Alabama LLC, 5.30% Sr. Unsec. Nts.,
12/19/08 9                                            280,000           281,029
--------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr.
Sec. Nts., 11/14/08 2,3                               265,000           270,963
--------------------------------------------------------------------------------
Kaneb Pipe Line Operating
Partnership LP, 5.875% Sr. Unsec.
Nts., 6/1/13                                          365,000           371,873
--------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec.
Nts., 3/1/09                                          455,000           433,610
--------------------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr.
Nts., 7/15/09                                         125,000           127,530
--------------------------------------------------------------------------------
Liberty Media LLC, 7.75% Sr. Nts.,
7/15/09                                               425,000           435,926
--------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub.
Nts., 12/1/34                                         250,000           198,895
--------------------------------------------------------------------------------
MetLife, Inc., 6.40% Jr. Unsec. Sub.
Bonds, 12/15/66 2                                     735,000           675,724
--------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts.,
10/1/09                                               570,000           570,000


                           13 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Monongahela Power Co., 7.36%
Unsec. Nts., Series A, 1/15/10                    $   450,000   $       474,418
--------------------------------------------------------------------------------
NCR Corp., 7.125% Sr. Unsec. Unsub.
Nts., 6/15/09                                         370,000           382,530
--------------------------------------------------------------------------------
PF Export Receivables Master Trust,
3.748% Sr. Nts., Series B, 6/1/13 9                   154,536           152,441
--------------------------------------------------------------------------------
Popular North America, Inc., 4.70%
Nts., 6/30/09                                         620,000           614,108
--------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695%
Bonds, Series C, 12/18/23 9                           570,000           684,359
--------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25 9                                  500,000           591,070
--------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts.,
7/15/09                                               195,000           181,572
--------------------------------------------------------------------------------
Qwest Corp., 5.625% Unsec. Nts.,
11/15/08 3                                             59,000            59,000
--------------------------------------------------------------------------------
SLM Corp., 4% Nts., 1/15/09                           390,000           375,806
--------------------------------------------------------------------------------
Standard Pacific Corp., 5.125% Sr.
Unsec. Unsub. Nts., 4/1/09                            205,000           162,975

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
TEPPCO Partners LP, 6.125% Nts.,
2/1/13                                         $      215,000   $       224,209
--------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E,
10/6/08 3                                             335,000           316,994
--------------------------------------------------------------------------------
Univision Communications, Inc.,
3.875% Sr. Unsec. Nts., 10/15/08                      140,000           137,375
--------------------------------------------------------------------------------
Valero Logistics Operations LP,
6.05% Nts., 3/15/13                                    85,000            86,982
--------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr.
Unsec. Nts., 8/1/09                                   430,000           443,819
                                                                ----------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $19,648,405)                                   19,078,246

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $220,238,148)                                     105.5%      228,033,125
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                          (5.5)      (11,983,017)
                                                  ------------------------------
NET ASSETS                                              100.0%  $   216,050,108
                                                  ==============================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2.Represents the current interest rate for a variable or increasing rate security.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2007 was $2,150,546, which represents 1.00% of the Portfolio's net assets. See Note 8 of accompanying Notes.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,276,674 or 1.52% of the Portfolio's net assets as of December 31, 2007.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $175,432 or 0.08% of the Portfolio's net assets as of December 31, 2007.

6. When-issued security or delayed delivery to be delivered and settled after December 31, 2007. See Note 1 of accompanying Notes.

7. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $198,346. See Note 6 of accompanying Notes.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $3,445,219 or 1.59% of the Portfolio's net assets as of December 31, 2007.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007 by virtue of the Portfolio owning at least 5% of the voting securities of the issuer or as a result of the Portfolio and the issuer having the same investment adviser. There were no affiliate securities held by the Portfolio as of December 31, 2007. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES        GROSS        GROSS              SHARES
                                                     DECEMBER 31, 2006    ADDITIONS   REDUCTIONS   DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E           1,051,398   55,703,714   56,755,112                  --

                                                                                                            DIVIDEND
                                                                                                              INCOME
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                                         $  43,757


                           14 | TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
FUTURES CONTRACTS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                     UNREALIZED
                                          NUMBER OF   EXPIRATION                    APPRECIATION
CONTRACT DESCRIPTION           BUY/SELL   CONTRACTS         DATE          VALUE   (DEPRECIATION)
-------------------------------------------------------------------------------------------------
U.S. Long Bonds                     Buy          89      3/19/08   $ 10,357,375       $  (63,087)
U.S. Treasury Nts., 2 yr.          Sell         138      3/31/08     29,014,500            8,994
U.S. Treasury Nts., 5 yr.           Buy          61      3/31/08      6,727,156           35,967
U.S. Treasury Nts., 10 yr.         Sell          39      3/19/08      4,422,234          (32,668)
                                                                                      -----------
                                                                                      $  (50,794)
                                                                                      ===========

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                          NOTIONAL        PAY/                  PREMIUM
                                                         BUY/SELL CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY   REFERENCE ENTITY                          PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc:
                    Beazer Homes USA, Inc.                          Sell  $    135       2.100%     6/20/08  $       --  $   (7,220)
                    Capmark Financial Group, Inc.                   Sell       225       1.000      6/20/12          --     (44,845)
                    CDX.NA.IG.9 Index                               Sell       795       0.600     12/20/12      (5,985)     (5,843)
                    CDX.NA.IG.9 Index                               Sell     1,595       0.600     12/20/12      (9,967)    (11,722)
                    Countrywide Home Loans, Inc.                    Sell       275       0.750      9/20/08          --     (40,314)
                    Dillard's, Inc.                                 Sell       160       1.900     12/20/08          --      (1,057)
                    iStar Financial, Inc.                           Sell       215       4.400     12/20/12          --       3,722
                    Lehman Brothers Holdings, Inc.                  Sell       470       0.490      9/20/10          --     (11,908)
                    Merrill Lynch & Co., Inc.                       Sell       885       0.680      9/20/08          --      (7,533)
                    Six Flags, Inc.                                 Sell       225       8.250     12/20/08          --      (3,171)
                    Toys "R" Us, Inc.                               Sell       235       1.450      9/20/08          --      (4,675)
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse
International:
                    ArvinMeritor, Inc.                              Sell       375       1.550      9/20/08          --      (4,647)
                    Freescale Semiconductor, Inc.                   Sell       230       0.600      3/20/08          --        (958)
                    Freescale Semiconductor, Inc.                   Sell       240       0.750      3/20/08          --        (909)
                    Intelsat Ltd.                                   Sell       240       3.450      9/20/08          --      (1,322)
                    Quebecor World, Inc.                            Sell       235       2.600      9/20/08          --     (21,144)
                    Rite Aid Corp.                                  Sell       375       0.875      6/20/08          --      (8,392)
                    Saks, Inc.                                      Sell       380       2.000      9/20/08          --      (1,170)
                    The Goodyear Tire & Rubber Co.                  Sell       360       1.550      9/20/08          --         786
                    TXU Corp.                                       Sell        75       5.910     12/20/12          --       2,170
                    TXU Corp.                                       Sell        70       6.050     12/20/12          --       2,406
                    TXU Corp.                                       Sell        75       6.000     12/20/12          --       2,170
                    Univision Communications, Inc.                  Sell       110       0.750      3/20/08          --        (317)
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                    ABX.HE.AA.06-2 Index                            Sell       100       0.170      5/25/46     (11,999)    (38,115)
                    Allied Waste North America, Inc.                Sell       150       2.000      9/20/09          --        (731)
                    Allied Waste North America, Inc.                Sell       240       2.000      9/20/09          --      (1,169)
                    Capital One Bank                                 Buy       135       1.800     12/20/12          --       1,731
                    Capital One Bank                                 Buy       265       1.700     12/20/12          --       4,681
                    CDX.NA.HY.8 Index                               Sell       200       2.750      6/20/12     (17,358)     (9,931)
                    CDX.NA.HY.8 Index                               Sell       200       2.750      6/20/12     (12,108)     (9,931)
                    CDX.NA.HY.8 Index                               Sell        60       2.750      6/20/12      (8,047)     (2,979)
                    CDX.NA.HY.8 Index                               Sell       180       2.750      6/20/12     (12,390)     (8,938)
                    CDX.NA.IG.9 Index                               Sell     3,225       0.600     12/20/12     (19,435)    (24,316)
                    CDX.NA.IG.9 Index                               Sell     1,610       0.600     12/20/12      (9,174)    (12,139)
                    Centex Corp.                                    Sell        60       1.550      9/20/09          --      (2,713)
                    Countrywide Home Loans, Inc.                    Sell       200       3.250      9/20/08          --     (25,926)
                    Dillard's, Inc.                                 Sell        90       0.750      9/20/08          --      (1,636)
                    Dow Jones CDX.NA.IG.7 Index                      Buy       900       0.400     12/20/11          93      15,003
                    Georgia-Pacific Corp.                           Sell       360       1.750      9/20/08          --       2,279
                    Intelsat Ltd.                                   Sell       100       2.850      9/20/08          --        (615)
                    iStar Financial, Inc.                           Sell       435       2.925     12/20/08          --      (8,297)
                    iStar Financial, Inc.                           Sell       250       3.000     12/20/08          --      (4,589)
                    iStar Financial, Inc.                           Sell        35       4.320     12/20/12          --         393


                           15 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS: Continued
--------------------------------------------------------------------------------

                                                                          NOTIONAL        PAY/                  PREMIUM
                                                         BUY/SELL CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY   REFERENCE ENTITY                          PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
Continued
                    Lehman Brothers Holdings, Inc.                  Sell  $    430       1.410%     9/20/08  $       --  $       77
                    Levi Strauss & Co.                              Sell       215       1.000      9/20/08          --      (2,150)
                    Levi Strauss & Co.                              Sell       160       0.900      9/20/08          --      (1,720)
                    MBIA, Inc.                                      Sell       235       0.520      9/20/08          --     (13,724)
                    MBIA, Inc.                                      Sell       240       0.600      9/20/08          --     (13,891)
                    Merrill Lynch & Co., Inc.                       Sell       120       1.850      6/20/08          --         387
                    Owens-Illinois, Inc.                            Sell       200       1.250      9/20/08          --         442
                    Tenet Healthcare Corp.                          Sell       375       1.600      3/20/09          --      (9,350)
                    The Bear Stearns Cos., Inc.                     Sell       890       2.350      9/20/08          --       1,833
                    Washington Mutual, Inc.                         Sell        55       4.500     12/20/08          --        (293)
                    Washington Mutual, Inc.                         Sell       260       4.500     12/20/08          --      (1,387)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
Capital
Markets LP:
                    ABX.HE.AA.06-2 Index                            Sell       150       0.170      5/25/46     (59,246)    (56,996)
                    ABX.HE.AA.06-2 index                            Sell        35       0.170      5/25/46      (2,884)    (13,299)
                    Capmark Financial Group, Inc.                   Sell       220       0.950      6/20/12          --     (43,787)
                    Dole Food Co., Inc.                             Sell       360       3.880      9/20/08          --      (1,621)
                    First Data Corp.                                Sell       235       1.150      9/20/08          --      (1,695)
                    K. Hovnanian Enterprises, Inc.                  Sell       130       6.750      9/20/08          --     (10,218)
                    Quebecor World, Inc.                            Sell       110       3.000      9/20/08          --      (8,317)
                    Standard Pacific Corp.                          Sell       175       6.625      9/20/08          --     (17,907)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
International:
                    Amkor Technology, Inc.                          Sell        35       2.650      9/20/08          --         303
                    Citigroup, Inc.                                 Sell       265       1.250      9/20/08          --      (6,757)
                    D.R. Horton, Inc.                               Sell       220       4.210     12/20/08          --        (237)
                    General Mills, Inc.                             Sell       305       0.380     12/20/12          --         (84)
                    iStar Financial, Inc.                           Sell        30       3.950     12/20/12          --          21
                    Merrill Lynch & Co., Inc.                       Sell       280       1.850      6/20/08          --         948
                    Pulte Homes, Inc.                               Sell       335       2.750      9/20/09          --     (10,537)
                    Sara Lee Corp.                                   Buy       295       0.419      9/20/12          --      (1,024)
                    Smurfit-Stone Container
                    Enterprises, Inc.                               Sell       360       1.450      9/20/08          --          78
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special
Financing Inc.:
                    Capital One Bank                                 Buy       155       1.800     12/20/12          --       2,487
                    D.R. Horton, Inc.                               Sell       340       4.200     12/20/08          --        (165)
                    General Mills, Inc.                             Sell       370       0.400     12/20/12          --        (162)
                    Morgan Stanley                                  Sell       900       0.640      9/20/08          --      (3,829)
                    Nortel Networks Corp.                           Sell        60       1.850      9/20/08          --        (148)
                    Residential Capital LLC                         Sell       200       5.000      6/20/08     (26,000)    (21,889)
                    Univision Communications, Inc.                  Sell        30       3.000     12/20/08          --        (185)
                    Univision Communications, Inc.                  Sell       240       3.000     12/20/08          --        (906)
                    Washington Mutual, Inc.                         Sell       120       4.400     12/20/08          --      (1,093)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital
Services, Inc.:
                    ABX.HE.AA.06-2 Index                            Sell        35       0.170      5/25/46      (2,796)    (13,281)
                    ABX.HE.AA.06-2 Index                            Sell        70       0.170      5/25/46      (7,000)    (26,257)
                    Beazer Homes USA, Inc.                          Sell       240       2.150      6/20/08          --     (11,114)
                    CDX.NA.IG.9 Index                               Sell     1,000       0.600     12/20/12      (7,917)     (7,573)
                    Countrywide Home Loans, Inc.                    Sell       175       0.750      9/20/08          --     (23,094)
                    Countrywide Home Loans, Inc.                    Sell       705       0.420      6/20/09          --    (143,447)
                    First Data Corp.                                Sell       145       1.350      9/20/08          --      (1,008)
                    Ford Motor Co.                                  Sell       490       7.150     12/20/16          --     (13,894)
                    Ford Motor Co.                                  Sell       230       7.050     12/20/16          --      (7,592)
                    General Motors Corp.                            Sell       245       5.800     12/20/16          --     (17,729)
                    General Motors Corp.                            Sell       240       5.750     12/20/16          --     (17,943)
                    Harrah's Operating Co., Inc.                    Sell       135       2.200      9/20/08          --        (743)
                    Inco Ltd.                                        Buy       240       0.700      3/20/17          --      (2,469)
                    Inco Ltd.                                        Buy       240       0.630      3/20/17          --      (1,214)
                    J.C. Penney Co., Inc.                           Sell       230       1.300     12/20/17          --      (9,086)


                           16 | TOTAL RETURN PORTFOLIO

                                                                          NOTIONAL        PAY/                  PREMIUM
                                                         BUY/SELL CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY   REFERENCE ENTITY                          PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital
Services, Inc.:
Continued
                    J.C. Penney Co., Inc.                           Sell    $  225       1.070%    12/20/17  $       --  $  (12,638)
                    K. Hovnanian Enterprises, Inc.                  Sell       115       1.850      6/20/08          --      (7,865)
                    K. Hovnanian Enterprises, Inc.                  Sell       115       1.850      6/20/08          --      (7,865)
                    Kohl's Corp.                                     Buy       345       0.870     12/20/17          --       5,773
                    Kohl's Corp.                                     Buy       335       0.660     12/20/17          --      10,969
                    Lennar Corp.                                    Sell       215       2.900     12/20/08          --      (8,185)
                    Residential Capital LLC                         Sell        45       5.000      6/20/08      (6,075)     (5,413)
                    Residential Capital LLC                         Sell        60       5.000      6/20/08      (8,700)     (7,217)
                    Residential Capital LLC                         Sell       110       5.000      6/20/08     (15,950)    (13,231)
                    Residential Capital LLC                         Sell       545       6.120      9/20/08          --     (89,118)
                    Sara Lee Corp.                                   Buy       380       0.418      9/20/12          --      (1,787)
                    Toys "R" Us, Inc.                               Sell       140       2.550      9/20/08          --      (1,507)
                    Tribune Co.                                     Sell       220       1.000      6/20/08          --      (9,911)
                    Vale Overseas Ltd.                              Sell       240       1.170      3/20/17          --      (2,976)
                    Vale Overseas Ltd.                              Sell       240       1.100      3/20/17          --      (4,202)
                                                                                                             -----------------------
                                                                                                             $ (242,938) $ (982,243)
                                                                                                             =======================

--------------------------------------------------------------------------------
TOTAL RETURN SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                               NOTIONAL                                                                     TERMINATION
SWAP COUNTERPARTY                AMOUNT        PAID BY THE PORTFOLIO           RECEIVED BY THE PORTFOLIO           DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                           If negative, the absolute    If positive, the Total Return of
                                                 value of the Lehman            the Lehman Brothers U.S.
                                                  Brothers U.S. CMBS           CMBS AAA 8.5+ Index minus
Barclays Bank plc           $ 1,370,000               AAA 8.5+ Index                     20 basis points        6/1/08     $  22,991
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:                          If negative, the absolute    If positive, the Total Return of
                                                 value of the Lehman                 the Lehman Brothers
                                                  Brothers U.S. CMBS            U.S. CMBS AAA 8.5+ Index
                                980,000               AAA 8.5+ Index               minus 45 basis points        2/1/08        17,090
                                           If negative, the absolute    If positive, the Total Return of
                                                 value of the Lehman                 the Lehman Brothers
                                                  Brothers U.S. CMBS            U.S. CMBS AAA 8.5+ Index
                              2,850,000               AAA 8.5+ Index                plus 60 basis points        2/1/08        52,195
                                           If negative, the absolute    If positive, the Total Return of
                                                 value of the Lehman                 the Lehman Brothers
                                                  Brothers U.S. CMBS            U.S. CMBS AAA 8.5+ Index
                                250,000               AAA 8.5+ Index                plus 25 basis points        2/1/08         4,506


                           17 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN SWAPS: Continued
--------------------------------------------------------------------------------

                             NOTIONAL                                                                  TERMINATION
SWAP COUNTERPARTY              AMOUNT       PAID BY THE PORTFOLIO          RECEIVED BY THE PORTFOLIO          DATE        VALUE
-------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers                         If negative, the absolute   If positive, the Total Return of
Special Financing, Inc.:                      value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS          CMBS AAA 8.5+ Index minus
                           $1,600,000             AAA 8.5+ Index                    40 basis points         6/1/08   $   27,659
                                        If negative, the absolute
                                              value of the Lehman   If positive, the Total Return of
                                               Brothers U.S. CMBS           the Lehman Brothers U.S.
                            1,210,000              AAA 8.5+ Index                CMBS AAA 8.5+ Index        2/1/08       21,366
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS          CMBS AAA 8.5+ Index minus
                            1,300,000              AAA 8.5+ Index                    20 basis points        5/1/08       22,822
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS           CMBS AAA 8.5+ Index plus
                            1,368,000              AAA 8.5+ Index                    55 basis points        5/1/08       24,721
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS          CMBS AAA 8.5+ Index minus
                              670,000              AAA 8.5+ Index                    25 basis points        3/1/08       11,705
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS           CMBS AAA 8.5+ Index plus
                            1,813,000              AAA 8.5+ Index                    45 basis points        5/1/08       32,626
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS           CMBS AAA 8.5+ Index plus
                            1,035,000              AAA 8.5+ Index                    60 basis points        2/1/08       18,742
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital                  If negative, the absolute   If positive, the Total Return of
Services, Inc.:                               value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS          CMBS AAA 8.5+ Index minus
                            1,100,000              AAA 8.5+ Index                    40 basis points        6/1/08       16,819
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman           the Lehman Brothers U.S.
                                               Brothers U.S. CMBS           CMBS AAA 8.5+ Index plus
                            1,370,000              AAA 8.5+ Index                    90 basis points        6/1/08       22,124
-------------------------------------------------------------------------------------------------------------------------------
UBS AG:                                 If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman                the Lehman Brothers
                                               Brothers U.S. CMBS           U.S. CMBS AAA 8.5+ Index
                              900,000              AAA 8.5+ Index              minus 20 basis points        5/1/08       15,910
                                        If negative, the absolute   If positive, the Total Return of
                                              value of the Lehman                the Lehman Brothers
                                               Brothers U.S. CMBS           U.S. CMBS AAA 8.5+ Index
                            1,294,000              AAA 8.5+ Index               plus 60 basis points        2/1/08       23,766
                                                                                                                     ----------
                                                                                                                     $  335,042
                                                                                                                     ==========

Index abbreviation is as follows:

CMBS   Commercial Mortgage Backed Securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           18 | TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $220,238,148)--see
accompanying statement of investments                         $     228,033,125
--------------------------------------------------------------------------------
Cash                                                                    408,914
--------------------------------------------------------------------------------
Swaps, at value (premiums received $179,683)                            243,760
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $238,350 sold on a when-issued
or delayed delivery basis)                                            1,701,935
Interest, dividends and principal paydowns                              792,499
Futures margins                                                          14,888
Shares of capital stock sold                                              7,360
Other                                                                     9,181
                                                              ------------------
Total assets                                                        231,211,662

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Swaps, at value (premiums received $63,255)                             890,961
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $12,804,514 purchased on
a when-issued or delayed delivery basis)                             14,068,591
Shares of capital stock redeemed                                         77,081
Shareholder communications                                                7,648
Directors' compensation                                                   6,803
Transfer and shareholder servicing agent fees                               865
Other                                                                   109,605
                                                             -------------------
Total liabilities                                                    15,161,554

--------------------------------------------------------------------------------
NET ASSETS                                                    $     216,050,108
                                                              ==================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of capital stock                          $         141,330
--------------------------------------------------------------------------------
Additional paid-in capital                                          289,959,891
--------------------------------------------------------------------------------
Accumulated net investment income                                     6,198,060
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                               (87,589,093)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                            7,339,920
                                                              ------------------
NET ASSETS--applicable to 141,329,698 shares of capital
stock outstanding                                             $     216,050,108
                                                              ==================

--------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING
PRICE PER SHARE                                               $            1.53

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           19 | TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                      $       5,351,207
--------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                2,755,403
Affiliated companies                                                     43,757
                                                              ------------------
Total investment income                                               8,150,367

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       1,445,716
--------------------------------------------------------------------------------
Custodian fees and expenses                                              28,937
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Shareholder communications                                               12,664
--------------------------------------------------------------------------------
Directors' compensation                                                  10,086
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            10,016
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                    49,425
                                                              ------------------
Total expenses                                                        1,573,344
Less reduction to custodian expenses                                        (42)
Less waivers and reimbursements of expenses                                (839)
                                                              ------------------
Net expenses                                                          1,572,463

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 6,577,904

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments from unaffiliated companies                              14,331,898
Closing and expiration of futures contracts                            (365,363)
Foreign currency transactions                                                71
Swap contracts                                                         (472,288)
                                                              ------------------
Net realized gain                                                    13,494,318
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                          (6,372,032)
Futures contracts                                                       (64,161)
Swap contracts                                                         (418,861)
                                                              ------------------
Net change in unrealized appreciation                                (6,855,054)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $      13,217,168
                                                              ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           20 | TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                         2007            2006
-----------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------
Net investment income                                                  $   6,577,904   $   6,773,930
-----------------------------------------------------------------------------------------------------
Net realized gain                                                         13,494,318      17,862,499
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                     (6,855,054)      2,877,395
                                                                       ------------------------------
Net increase in net assets resulting from operations                      13,217,168      27,513,824

-----------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------
Dividends from net investment income                                      (6,971,904)     (6,781,966)

-----------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
-----------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions     (30,309,527)    (41,351,454)

-----------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------
Total decrease                                                           (24,064,263)    (20,619,596)
-----------------------------------------------------------------------------------------------------
Beginning of period                                                      240,114,371     260,733,967
                                                                       ------------------------------
End of period (including accumulated net investment income of
$6,198,060 and $6,965,417, respectively)                               $ 216,050,108   $ 240,114,371
                                                                       ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           21 | TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                          2007         2006         2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  1.49      $  1.37      $  1.34      $  1.25      $  1.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .04 1        .04 1        .03 1        .03 1        .03
Net realized and unrealized gain                                   .04          .12          .03          .09          .19
                                                               ------------------------------------------------------------
Total from investment operations                                   .08          .16          .06          .12          .22
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.04)        (.04)        (.03)        (.03)        (.04)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  1.53      $  1.49      $  1.37      $  1.34      $  1.25
                                                               ============================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                5.82%       11.70%        4.78%        9.47%       21.10%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $   216      $   240      $   261      $   303      $   328
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                               $   231      $   247      $   277      $   311      $   313
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                             2.84%        2.74%        2.34%        2.00%        2.15%
Total expenses                                                    0.68% 4      0.66% 4      0.69%        0.66%        0.67%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                               0.68%        0.66%        0.68%        0.66%        0.67%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            107% 5       151% 5       149% 5       144% 5       292%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2007        0.68%
      Year Ended December 31, 2006        0.66%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS    SALE TRANSACTIONS
-----------------------------------------------------------------------------
Year Ended December 31, 2007               $ 184,746,936        $ 185,640,788
Year Ended December 31, 2006               $ 299,867,320        $ 323,936,795
Year Ended December 31, 2005               $ 557,799,525        $ 563,615,189
Year Ended December 31, 2004               $ 739,617,290        $ 758,374,784

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           22 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the "Portfolio") is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment adviser is OppenheimerFunds, Inc. (the "Manager"). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Portfolio may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. When the Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.


                           23 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

As of December 31, 2007, the Portfolio had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                       WHEN-ISSUED OR DELAYED
                                       DELIVERY BASIS TRANSACTIONS
             -----------------------------------------------------
             Purchased securities                      $12,804,514
             Sold securities                               238,350

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Portfolio is permitted to invest daily available cash balances in an affiliated money market fund. The Portfolio may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Portfolio's investment in IMMF is included in the Statement of Investments. As a shareholder, the Portfolio is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Portfolio enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Portfolio's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                           24 | TOTAL RETURN PORTFOLIO

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
    ------------------------------------------------------------------------
    $ 5,761,397               $ --         $ 87,601,318          $ 7,794,979

1. As of December 31, 2007, the Portfolio had $87,601,318 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforwards were as follows:

                          EXPIRING
                          ----------------------------
                          2009            $ 17,577,427
                          2010              70,023,891
                                          ------------
                          Total           $ 87,601,318
                                          ============

2. During the fiscal year ended December 31, 2007, the Portfolio utilized $13,889,673 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2006, the Portfolio utilized $17,481,678 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Portfolio were unaffected by the reclassifications.

                       REDUCTION TO             REDUCTION TO
                        ACCUMULATED          ACCUMULATED NET
                     NET INVESTMENT            REALIZED LOSS
                             INCOME           ON INVESTMENTS
                     ---------------------------------------
                          $ 373,357                $ 373,357

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                          YEAR ENDED          YEAR ENDED
                                   DECEMBER 31, 2007   DECEMBER 31, 2006
       -----------------------------------------------------------------
       Distributions paid from:
       Ordinary income                   $ 6,971,904         $ 6,781,966

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

       Federal tax cost of securities                 $  220,238,148
       Federal tax cost of other investments             (16,999,406)
                                                      --------------
       Total federal tax cost                         $  203,238,742
                                                      ==============

       Gross unrealized appreciation                  $   17,754,224
       Gross unrealized depreciation                      (9,959,245)
                                                      --------------
       Net unrealized appreciation                    $    7,794,979
                                                      ==============


                           25 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

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CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

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SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Portfolio's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.

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OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


                           26 | TOTAL RETURN PORTFOLIO

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2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                              YEAR ENDED DECEMBER 31, 2007     YEAR ENDED DECEMBER 31, 2006
                                                   SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------
Sold                                            1,657,950    $   2,532,838       2,008,423    $   2,854,168
Dividends and/or distributions reinvested       4,775,277        6,971,904       4,986,740        6,781,966
Redeemed                                      (26,155,806)     (39,814,269)    (36,522,068)     (50,987,588)
                                              --------------------------------------------------------------
Net decrease                                  (19,722,579)   $ (30,309,527)    (29,526,905)   $ (41,351,454)
                                              ==============================================================

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3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                               PURCHASES           SALES
        ----------------------------------------------------------------
        Investment securities              $ 214,604,247   $ 254,577,337
        U.S. government and government
        agency obligations                    19,828,237      21,860,915
        To Be Announced (TBA)
        mortgage-related securities          184,746,936     185,640,788

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4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Portfolio pays the Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

        FEE SCHEDULE
        -------------------------------------------
        Up to $600 million                   0.625%
        Over $600 million                    0.450

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ACCOUNTING SERVICE FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

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ADMINISTRATION SERVICE FEES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

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TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2007, the Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

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WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF. During the year ended December 31, 2007, the Manager waived $839 for IMMF management fees.


                           27 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
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5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Portfolio include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual payments that the Portfolio has not yet received.

      As of December 31, 2007, the Portfolio had no outstanding forward contracts.

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6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Portfolio may also buy or write put or call options on these futures contracts.

      Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio's assets are valued.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

      Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio's securities.

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7. SWAP CONTRACTS

The Portfolio may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

      Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the


                           28 | TOTAL RETURN PORTFOLIO

Portfolio at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Portfolio also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

      Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Portfolio may be unable to close the contract prior to contract termination.

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Portfolio may enter into credit default swaps on a single security, or a basket of securities.

      In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

      Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events.

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                           29 | TOTAL RETURN PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

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TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TOTAL RETURN PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (the "Portfolio"), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                           30 | TOTAL RETURN PORTFOLIO

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

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In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2007. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Portfolio during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 46.11% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                           31 | TOTAL RETURN PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

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The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                           32 | TOTAL RETURN PORTFOLIO

BOARD APPROVAL OF THE PORTFOLIO'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Directors (the "Board"), including a majority of the independent Directors, is required to determine whether to renew the Portfolio's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Portfolio services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Portfolio and the Manager, (iii) the fees and expenses of the Portfolio, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Portfolio grows and whether fee levels reflect these economies of scale for Portfolio investors and (vi) other benefits to the Manager from its relationship with the Portfolio. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Portfolio and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Portfolio with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Portfolio's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Portfolio policies and procedures and adherence to the Portfolio's investment restrictions. The Manager is responsible for providing certain administrative services to the Portfolio as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Portfolio; compiling and maintaining records with respect to the Portfolio's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Portfolio for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Portfolio's shares. The Manager also provides the Portfolio with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Portfolio. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Portfolio. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of David Schmidt, Angelo Manioudakis and the Manager's Core Plus investment team and analysts. Mr. Schmidt has been a portfolio manager of the Portfolio since July 2003 and Mr. Manioudakis has been a portfolio manager of the Portfolio since April 2002. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Portfolio and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Portfolio benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                           33 | TOTAL RETURN PORTFOLIO

BOARD APPROVAL OF THE PORTFOLIO'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE PORTFOLIO. During the year, the Manager provided information on the investment performance of the Portfolio and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Portfolio's historical performance to relevant market indices and to the performance of other mixed asset target allocation growth funds underlying variable insurance products. The Board noted that the Portfolio's one-year, three-year, five-year and ten-year performance were below its peer group median. The Board also noted the Manager's assertion that it added additional resources and changed the management team of the Portfolio and that the Portfolio's performance improved since the new team had been in place (April 2002).

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Portfolio's investment adviser, including the costs associated with the personnel and systems necessary to manage the Portfolio, and information regarding the Manager's profitability from its relationship with the Portfolio. The Board reviewed the fees paid to the Manager and the other expenses borne by the Portfolio. The Board also considered the comparability of the fees charged and the services provided to the Portfolio to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Portfolio and other mixed asset target allocation growth funds underlying variable insurance products. The Board noted that the Portfolio's contractual and actual management fees are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Portfolio. The Board noted that the Portfolio currently has management fee breakpoints, which are intended to share economies of scale that may exist as the Portfolio grows with shareholders.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Portfolio, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Portfolio and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Portfolio and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Portfolio and to the independent Directors. Portfolio counsel and the independent Directors' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                           34 | TOTAL RETURN PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

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NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE PORTFOLIOS, LENGTH OF      PORTFOLIOS IN THE PORTFOLIOS COMPLEX CURRENTLY OVERSEEN
SERVICE, AGE
INDEPENDENT                    THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
DIRECTORS                      80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                               RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,          President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company
Chairman of the Board of       (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso
Directors (since 2003),        Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman,
Director (since 1999)          Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production
Age: 70                        company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The
                               Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of:
                               Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier
                               Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000)
                               and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
                               UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S.
                               Senator (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,               Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Director (since 2002)          1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 71                        Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                               Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                               Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,             Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 - May
Director (since 2002)          2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of
Age: 69                        Price Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                 Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Director (since 1997)          Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 66                        (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                               (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                               and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                               Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                               Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                  Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Director (since 1996)          several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                        (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,           Trustee of Monterey Institute for International Studies (educational organization) (since February
Director (since 2002)          2000); Board Member of Middlebury College (educational organization) (since December 2005);
Age: 61                        Director of The California Endowment (philanthropic organization) (since April 2002); Director
                               (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                               Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging
                               Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February
                               1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001)
                               and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual
                               Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund
                               (investment company) (April 1989-June 2004); Member of the investment committee of Hartford
                               Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex.


                           35 | TOTAL RETURN PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT J. MALONE,              Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Director (since 2002)          (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director
Age: 63                        of Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado
                               UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation
                               (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S.
                               Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial
                               Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc.
                               (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February
                               2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,      Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Director (since 2002)          (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of
Age: 65                        Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds
                               (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly
                               SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                               Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

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INTERESTED DIRECTOR            THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                    NEW YORK 10281-1008. MR. MURPHY SERVES AS A DIRECTOR FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO HIS
                               POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
President and Principal        Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Executive Officer              President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001) and               company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Director (since 2002)          (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
Age: 58                        (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of
                               Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                               2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                               Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since
                               November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                               July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real
                               Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                               (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007)
                               and Member of the Investment Company Institute's Board of Governors (since October 2003). Oversees
                               102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. SCHMIDT, ZACK,
THE PORTFOLIO                  GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                               10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                               CENTENNIAL, COLORADO 80112-3924; FOR MESSRS. MANIOUDAKIS, BOMFIM, CAAN, GORD AND SWANEY, 470
                               ATLANTIC AVENUE, 11TH FLOOR, BOSTON, MASSACHUSETTS 02210. EACH OFFICER SERVES FOR AN INDEFINITE
                               TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

DAVID SCHMIDT,                 Chief Investment Officer (since July 2003); Deputy Chief Investment Officer (June 2002-June 2003);
Vice President and Portfolio   Director of Product Development (since December 1999) of Trinity Investment Management Corp., a
Manager (since 2003)           wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp.
Age: 47

ANGELO G. MANIOUDAKIS,         Senior Vice President of the Manager and of HarbourView Asset Management Corporation (since April
Vice President and Portfolio   2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Vice President of
Manager (since 2002)           Oppenheimer Real Asset Management, Inc. (since November 2006). Executive Director and portfolio
Age: 41                        manager for MSIM/Miller, Anderson & Sherrerd (Morgan Stanley Asset Management) (August 1993-April
                               2002). A portfolio manager and officer of 15 portfolios in the OppenheimerFunds complex.


                           36 | TOTAL RETURN PORTFOLIO

ANTULIO N. BOMFIM,             Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of
Vice President (since 2004)    the Federal Reserve System (June 1992-October 2003). A portfolio manager and officer of 12
and Portfolio Manager          portfolios in the OppenheimerFunds complex.
(since 2003)
Age: 41

GEOFFREY CAAN,                 Vice President and Portfolio Manager of the Manager (since August 2003); Vice President of ABN
Vice President (since 2004)    AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January
and Portfolio Manager          1999-June 2002). A portfolio manager and officer of 12 portfolios in the OppenheimerFunds complex.
(since 2003)
Age: 38

BENJAMIN J. GORD,              Vice President of the Manager (since April 2002) of HarbourView Asset Management Corporation
Vice President (since 2004)    (since April 2002) and of OFI Institutional Asset Management, Inc. (as of June 2002); Executive
and Portfolio Manager          Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan
(since 2002)                   Stanley Investment Management (April 1992-March 2002). A portfolio manager and officer of 12
Age: 45                        portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                 Vice President of the Manager (since April 2006); senior analyst, high grade investment team (June
Vice President and Portfolio   2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan
Manager (since 2006)           Stanley Investment Management (May 1998-May 2002). A portfolio manager and officer of 12
Age: 35                        portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief       Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer             Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor,
(since 2004)                   Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
Age: 57                        Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An
                               officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,               Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal        HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting         Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc.
Officer (since 1999)           (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
Age: 48                        International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                               Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust
                               Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October
                               2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,             Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer            (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                   1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,             Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer            Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                   Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                        complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary   Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of
(since 2001)                   Centennial Asset Management Corporation (since December 2001); Senior Vice President and General
Age: 59                        Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General
                               Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director
                               (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                               President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General
                               Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                               December 2001); Senior Vice President, General


                           37 | TOTAL RETURN PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. ZACK,                Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November
Continued                      2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                               1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,             Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary            2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                   Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,          Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First
Assistant Secretary            Vice President (2000-September 2004), Director (2000-September 2004) and Vice President
(since 2004)                   (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios in the
Age: 44                        OppenheimerFunds complex.

KATHLEEN T. IVES,              Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary            of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                   Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                        Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                               Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                               December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                           38 | TOTAL RETURN PORTFOLIO




DECEMBER 31, 2007

--------------------------------------------------------------------------------

      Government Securities                                   Management
      Portfolio                                              Commentaries
      A Series of Panorama Series Fund, Inc.                      and
                                                             Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                              [GRAPHIC]

            Portfolio Performance Discussion

            Listing of Investments

            Financial Statements

                                                 [LOGO] OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE. For its fiscal year ended December 31, 2007, Government Securities Portfolio trailed its primary benchmark, the Merrill Lynch Master Government Index, returning 6.48% for the 12-month review period, while the Index returned 8.66% for the same timeframe. We are bolstered by the fact that most of the Portfolio's difficulties occurred over a relatively short, concentrated timeframe at year-end. These difficulties in the Portfolio were caused by adverse conditions in the financial markets which we believed diverged somewhat from fundamental drivers in the second half of 2007.

      The year 2007 began with low market volatility, a generally positive economic outlook by investors and rising long-term interest rates. When the second quarter began, hints of troubles in the sub-prime mortgage market began to emerge. By June, these difficulties mounted, and market turmoil increased substantially. The Federal Reserve (the Fed) began lowering short-term rates as much to inject liquidity into the financial markets as to stimulate the economy, which continued to expand at a steady, albeit tepid, pace. In the third quarter of the year, however, economic data began to indicate a greater possibility of a slowdown, and the Fed continued to lower its short-term benchmark rate, the fed funds rate, now in an effort to quell recession fears as well as improve the market's increasing illiquidity. By mid-October, the sub-prime mortgage market imploded, and investors' flight to quality sharpened. Most of the securities perceived to have any risk or even a remote association with mortgages were battered. For the year, Treasuries outperformed U.S. equities, while most non-Treasury, or "spread" sectors, significantly underperformed their like-duration Treasury counterparts. Since shorter-term rates dropped more dramatically than longer-term rates after June, the yield curve steepened sharply by year-end.

      Despite this challenging backdrop, the Portfolio had posted positive, competitive performance that soundly outpaced the majority of its peer group year-to-date through mid-October. Unfortunately, as we added exposures in response to the market turmoil, the market events that occurred soon after pressured the Portfolio's non-Treasury, or "spread," investments, enough to impair year-end performance. As such, the most significant detractor to our returns was the negative market environment in which investors fled risk and shunned spread products with sound fundamentals. Although mortgage-related securities had been underperforming like-duration Treasuries early in the year, their underperformance became more pronounced as the sub-prime crisis accelerated.

      On the positive side, the makeup of our mortgage holdings helped mitigate losses for the year. First, because we remained quite wary of sub-prime mortgages throughout the year, we generally avoided this segment of the market--a decision that helped support Portfolio returns given market events. Next, what marginal exposure we did have to the sub-prime sector was comprised of select, AAA-rated, short-term issues, which suffered less on a relative basis. Otherwise, although the Portfolio's overall mortgage allocation detracted from performance, it did so less severely than the overall market. This advantage largely stemmed from our focus on agency mortgage-backed securities, such as Fannie Mae and Freddie Mac issues, where minimal credit risk and sounder guarantees helped these mortgages fare better than the rest of the mortgage market as a whole. On the other hand, performance suffered as a result of our decision late in the year to add to the Portfolio's commercial mortgage-backed securities (CMBS) and non-agency mortgage holdings.

      Our interest rate strategy generally aided performance in the first half of the year, but slightly detracted from performance during the second half. We began 2007 with less interest-rate risk, or duration, relative to the benchmark, based on our conviction that both current rates as well as investors' expectations for longer-term rates were lower than warranted by actual economic fundamentals. As rates rose significantly in the first half of the year, the Portfolio's short-duration positioning added to returns. We moved to a neutral duration in July, but as rates declined in response to sub-prime concerns, we restored our less-than-market interest rate sensitivity soon after, again believing that the market was projecting lower rates too far into the future. When rates fell thereafter, our strategy detracted from returns versus the benchmark.

      Overall, we believe that our active management strategies over the fiscal year position the Portfolio favorably for the long term. Economic fundamentals point toward a greater likelihood of rising long-term rates rather than further rate declines. As such, our slightly lower exposure to interest-rate risk should position the Portfolio well. Next, we believe select areas of the market have been unduly shunned despite still-sound fundamental underpinnings, such as AAA-rated CMBS and AAA-rated non-agency residential mortgages backed by prime borrowers, an allocation we have increased.


                       3 | GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Based on our longer-term perspective, we believe that despite the recent brief period of difficulty, our overall positioning and strategy will serve the Portfolio's long-term competitive performance and remain a vital element in THE RIGHT WAY TO INVEST.

COMPARING THE PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2007. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

      The Portfolio's performance is compared to the performance of the Merrill Lynch Master Government Index, which is an unmanaged composite index of both the Treasury and Agency Master Indices. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.


                       4 | GOVERNMENT SECURITIES PORTFOLIO

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

  [THE FOLLOWING TABLE WAS REPRENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Panorama Series Fund, Inc.--Government   Merrill Lynch Master
                      Securities Portfolio              Government Index
12/31/1997                  $ 10,000                        $ 10,000
03/31/1998                  $ 10,144                        $ 10,155
06/30/1998                  $ 10,431                        $ 10,419
09/30/1998                  $ 10,910                        $ 10,994
12/31/1998                  $ 10,814                        $ 10,985
03/31/1999                  $ 10,728                        $ 10,828
06/30/1999                  $ 10,525                        $ 10,739
09/30/1999                  $ 10,627                        $ 10,813
12/31/1999                  $ 10,627                        $ 10,753
03/31/2000                  $ 10,963                        $ 11,105
06/30/2000                  $ 11,072                        $ 11,283
09/30/2000                  $ 11,398                        $ 11,581
12/31/2000                  $ 11,940                        $ 12,163
03/31/2001                  $ 12,227                        $ 12,464
06/30/2001                  $ 12,227                        $ 12,436
09/30/2001                  $ 12,919                        $ 13,108
12/31/2001                  $ 12,803                        $ 13,036
03/31/2002                  $ 12,755                        $ 12,949
06/30/2002                  $ 13,241                        $ 13,517
09/30/2002                  $ 14,091                        $ 14,404
12/31/2002                  $ 14,091                        $ 14,508
03/31/2003                  $ 14,201                        $ 14,656
06/30/2003                  $ 14,454                        $ 15,018
09/30/2003                  $ 14,454                        $ 14,907
12/31/2003                  $ 14,454                        $ 14,851
03/31/2004                  $ 14,789                        $ 15,273
06/30/2004                  $ 14,385                        $ 14,825
09/30/2004                  $ 14,923                        $ 15,287
12/31/2004                  $ 15,058                        $ 15,359
03/31/2005                  $ 14,991                        $ 15,298
06/30/2005                  $ 15,424                        $ 15,819
09/30/2005                  $ 15,280                        $ 15,664
12/31/2005                  $ 15,280                        $ 15,766
03/31/2006                  $ 15,253                        $ 15,628
06/30/2006                  $ 15,103                        $ 15,628
09/30/2006                  $ 15,701                        $ 16,181
12/31/2006                  $ 15,851                        $ 16,316
03/31/2007                  $ 16,097                        $ 16,548
06/30/2007                  $ 16,097                        $ 16,497
09/30/2007                  $ 16,409                        $ 17,096
12/31/2007                  $ 16,878                        $ 17,746

AVERAGE ANNUAL TOTAL RETURNS OF THE PORTFOLIO AT 12/31/07

1-Year  6.48%     5-Year  3.68%     10-Year  5.37%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE PORTFOLIO'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE PORTFOLIO'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS PORTFOLIO. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                       5 | GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

PORTFOLIO EXPENSES. As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Portfolio. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

--------------------------------------------------------------------------------

                             BEGINNING     ENDING             EXPENSES
                             ACCOUNT       ACCOUNT            PAID DURING
                             VALUE         VALUE              6 MONTHS ENDED
ACTUAL                       JULY 1, 2007  DECEMBER 31, 2007  DECEMBER 31, 2007
--------------------------------------------------------------------------------
                             $1,000.00     $1,048.50          $5.38
HYPOTHETICAL
(5% return before expenses)
--------------------------------------------------------------------------------
                              1,000.00      1,019.96           5.31

Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, based on the 6-month period ended December 31, 2007 is as follows:

EXPENSE RATIO
-------------
    1.04%

--------------------------------------------------------------------------------


                       6 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                            AMOUNT        VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--4.8%
--------------------------------------------------------------------------------
Ace Securities Corp. Home Equity
Loan Trust 2005-HE7, Asset-
Backed Pass-Through Certificates,
Series 2005-HE7, Cl. A2B, 5.045%,
11/25/35 1                                               $  29,381   $   29,263
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates, Series 2004-W8, Cl. A2,
5.345%, 5/25/34 1                                           61,343       57,790
--------------------------------------------------------------------------------
Argent Securities Trust 2006-M3,
Asset-Backed Pass-Through
Certificates, Series 2006-M3, Cl. A2B,
4.965%, 9/25/36 1                                           30,000       28,974
--------------------------------------------------------------------------------
Argent Securities Trust 2006-W5,
Asset-Backed Pass-Through
Certificates, Series 2006-W5, Cl. A2B,
4.965%, 5/26/36 1                                           50,000       48,713
--------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2006-A, Asset-Backed Certificates,
Series 2006-A, Cl. AV2, 4.965%,
5/16/36 1                                                   60,000       58,964
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust
2005-16, Asset-Backed Certificates,
Series 2005-16, Cl. 2AF2,
5.382%, 5/25/36 1                                           30,000       28,915
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust
2005-17, Asset-Backed Certificates:
Series 2005-17, Cl. 1AF1,
5.096%, 5/25/36 1                                            6,437        6,427
Series 2005-17, Cl. 1AF2, 5.363%,
5/25/36 1                                                   20,000       19,847
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust
2006-25, Asset-Backed Certificates,
Series 2006-25, Cl. 2A2,
4.985%, 12/25/29 1                                          40,000       37,440
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10, Cl. A3,
5.075%, 11/25/35 1                                          78,373       77,878
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3,
4.955%, 7/25/36 1                                           50,000       47,682
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5, Cl. 2A1,
4.915%, 5/15/36 1                                           11,188       11,068
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2,
4.975%, 7/7/36 1                                            30,000       28,637

                                                         PRINCIPAL
                                                            AMOUNT        VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Household Home Equity Loan Trust,
Home Equity Loan Pass-Through
Certificates:
Series 2005-3, Cl. A1,
5%, 1/20/35 1                                            $  26,062   $   25,469
Series 2006-4, Cl. A2V, 5.059%, 3/20/36 1                   25,000       23,556
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through
Certificates:
Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36                    28,729       28,781
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35 1                   21,300       21,366
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35                    16,334       16,359
--------------------------------------------------------------------------------
Mastr Asset-Backed Securities Trust
2006-WMC3, Mtg. Pass-Through
Certificates, Series 2006-WMC3, Cl. A3,
4.965%, 8/25/36 1                                           70,000       65,426
--------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3,
5.68%, 1/25/36 1                                            30,000       29,744
--------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-RS4, Cl. A1,
4.945%, 7/25/36 1                                           10,963       10,767
--------------------------------------------------------------------------------
RASC Series 2006-KS7 Trust, Home
Equity Mtg. Asset-Backed Pass-
Through Certificates, Series 2006-KS7,
Cl. A2, 4.965%, 9/25/36 1                                   60,000       58,690
--------------------------------------------------------------------------------
Structured Asset Investment Loan
Trust, Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1, 4.925%, 4/25/36 1                     7,350        7,301
--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed
Securities 2006-2 Trust, Home Equity
Asset-Backed Certificates,
Series 2006-2, Cl. A2, 4.965%, 7/25/36 1                    50,000       48,730
                                                                     -----------
Total Asset-Backed Securities
(Cost $842,987)                                                         817,787

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--89.2%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--75.4%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--73.4%
Fannie Mae Trust 2004-W9, Pass-
Through Certificates, Trust 2004-W9,
Cl. 2A2, 7%, 2/25/44                                        73,023       77,471
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/19                                             117,824      115,880
5%, 8/15/33-12/15/34                                       207,104      202,413
6%, 10/15/22-3/15/33                                       221,652      226,158
6.50%, 4/15/18-12/15/30                                    212,561      220,362
7%, 8/15/16-10/15/31                                       187,590      196,114
10.50%, 11/14/20                                             5,779        6,698


                       7 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                            AMOUNT        VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp.,
CMO Gtd. Multiclass Mtg.
Participation Certificates:
Series 2042, Cl. N, 6.50%, 3/15/28                      $   38,464   $   39,788
Series 2046, Cl. G, 6.50%, 4/15/28                         115,481      120,692
Series 2736, Cl. DB, 3.30%, 11/15/26                       132,472      130,193
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates:
Series 1674, Cl. Z, 6.75%, 2/15/24                         100,937      106,687
Series 2003-11, Cl. FA, 5.865%, 9/25/32 1                    4,667        4,713
Series 2006-11, Cl. PS, 6.728%, 3/25/36 1                   26,902       29,860
Series 2034, Cl. Z, 6.50%, 2/15/28                          13,594       14,137
Series 2053, Cl. Z, 6.50%, 4/15/28                          17,593       18,379
Series 2055, Cl. ZM, 6.50%, 5/15/28                         23,508       24,307
Series 2080, Cl. Z, 6.50%, 8/15/28                          15,972       16,663
Series 2220, Cl. PD, 8%, 3/15/30                             5,495        5,884
Series 2326, Cl. ZP, 6.50%, 6/15/31                         13,868       14,523
Series 2435, Cl. EQ, 6%, 5/15/31                            57,208       58,047
Series 2470, Cl. LF, 6.028%, 2/15/32 1                      19,903       20,272
Series 2526, Cl. FE, 5.428%, 6/15/29 1                      14,388       14,353
Series 2641, Cl. CE, 3.50%, 9/15/25                         28,660       28,286
Series 2676, Cl. KY, 5%, 9/15/23                           113,000      109,913
Series 2727, Cl. UA, 3.50%, 10/15/22                        13,732       13,624
Series 2750, Cl. XG, 5%, 2/1/34                            130,000      121,703
Series 2777, Cl. PJ, 4%, 5/15/24                            13,445       13,366
Series 2890, Cl. PE, 5%, 11/1/34                           130,000      123,117
Series 2936, Cl. PE, 5%, 2/1/35                             69,000       65,011
Series 2939, Cl. PE, 5%, 2/15/35                           247,000      233,103
Series 3025, Cl. SJ, 6.316%, 8/15/35 1                       7,833        8,913
Series 3035, Cl. DM, 5.50%, 11/15/25                        91,127       91,789
Series 3138, Cl. PA, 5.50%, 2/15/27                         82,885       83,875
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 192, Cl. IO, 8.183%, 2/1/28 2                         6,981        1,694
Series 200, Cl. IO, 7.26%, 1/1/29 2                          8,315        1,932
Series 2003-26, Cl. DI, 9.526%, 4/25/33 2                   44,900        9,361
Series 205, Cl. IO, 2.827%, 9/1/29 2                        43,496       10,244
Series 2074, Cl. S, 3.027%, 7/17/28 2                        8,765          979
Series 2079, Cl. S, 2.871%, 7/17/28 2                       14,315        1,698
Series 216, Cl. IO, 9.04%, 2/1/31 2                         15,195        3,682
Series 224, Cl. IO, 5.645%, 3/1/33 2                        44,062       10,343
Series 243, Cl. 6, 15.199%, 12/15/32 2                      25,167        5,309
Series 2526, Cl. SE, (0.972)%, 6/15/29 2                    23,698        1,596
Series 2802, Cl. AS, 5.232%, 4/15/33 2                      41,904        2,829
Series 2819, Cl. S, (5.728)%, 6/15/34 2                    191,207       18,751
Series 2920, Cl. S, (4.806)%, 1/15/35 2                    124,777        8,873
Series 3000, Cl. SE, 11.89%, 7/15/25 2                     152,930        8,203
Series 3004, Cl. SB, 33.208%, 7/15/35 2                    218,249       13,522
Series 3110, Cl. SL, 24.357%, 2/15/26 2                     21,922        1,120

                                                         PRINCIPAL
                                                            AMOUNT        VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 192, Cl. PO,
7.631%, 2/1/28 3                                        $    6,981   $    5,521
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/25/18-8/25/20                                     708,499      697,293
5%, 12/25/17-8/25/34                                     1,933,183    1,918,199
5.296%, 10/1/36                                            601,651      606,046
5.50%, 12/25/32-11/1/34                                  2,230,639    2,233,857
5.50%, 8/25/33 4                                           368,132      368,462
6%, 7/25/24-10/25/33                                       698,664      712,762
6%, 1/1/22 5                                               623,000      637,504
6.50%, 2/25/09-11/25/31                                    556,760      577,694
7%, 11/25/13-4/25/34                                       406,716      428,073
8.50%, 7/25/32                                               1,228        1,323
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                      34,949       36,729
Trust 2001-44, Cl. QC, 6%, 9/25/16                          71,915       74,422
Trust 2001-50, Cl. NE, 6%, 8/25/30                             233          233
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                      62,530       65,077
Trust 2001-70, Cl. LR, 6%, 9/25/30                           5,279        5,296
Trust 2002-12, Cl. PG, 6%, 3/25/17                          33,495       34,661
Trust 2002-9, Cl. PC, 6%, 3/25/17                           56,659       58,632
Trust 2003-130, Cl. CS, 4.37%, 12/25/33 1                   15,940       15,073
Trust 2003-23, Cl. EQ, 5.50%, 4/25/23                      137,000      137,252
Trust 2003-84, Cl. AJ, 3%, 4/25/13                          29,791       29,542
Trust 2003-84, Cl. PW, 3%, 6/25/22                          20,862       20,728
Trust 2004-101, Cl. BG, 5%, 1/25/20                         67,000       67,223
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                     40,000       40,184
Trust 2005-117, Cl. LA, 5.50%, 12/25/27                    190,140      191,703
Trust 2005-59, Cl. NQ, 4.713%, 5/25/35 1                    29,155       29,158
Trust 2006-110, Cl. PW, 5.50%, 5/25/28                     238,316      241,163
Trust 2006-46, Cl. SW, 6.362%, 6/25/36 1                    16,137       17,707
Trust 2006-50, Cl. KS, 6.362%, 6/25/36 1                    88,745       94,462
Trust 2006-50, Cl. SA, 6.362%, 6/25/36 1                    23,204       24,732
Trust 2006-50, Cl. SK, 6.362%, 6/25/36 1                    15,571       16,564
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 2001-61, Cl. SH, 11.44%, 11/18/31 2                   74,605        6,978
Trust 2001-63, Cl. SD, 4.86%, 12/18/31 2                    21,936        2,942
Trust 2001-68, Cl. SC, 3.745%, 11/25/31 2                   15,122        1,568
Trust 2001-81, Cl. S, 3.721%, 1/25/32 2                     15,590        1,679
Trust 2002-28, Cl. SA, 3.632%, 4/25/32 2                    11,780        1,472
Trust 2002-38, Cl. IO, (0.995)%, 4/25/32 2                  25,614        2,693
Trust 2002-39, Cl. SD, (0.495)%, 3/18/32 2                  16,937        2,599
Trust 2002-48, Cl. S, 3.808%, 7/25/32 2                     19,928        2,146
Trust 2002-52, Cl. SL, 3.81%, 9/25/32 2                     12,176        1,328
Trust 2002-53, Cl. SK, (0.04)%, 4/25/32 2                   59,012        6,259
Trust 2002-56, Cl. SN, 4.913%, 7/25/32 2                    27,171        2,921
Trust 2002-77, Cl. IS, 2.733%, 12/18/32 2                   43,639        7,323
Trust 2002-77, Cl. SH, 5.015%, 12/18/32 2                   19,217        1,895
Trust 2002-9, Cl. MS, 3.652%, 3/25/32 2                     22,687        2,452
Trust 2003-118, Cl. S, 9.431%, 12/25/33 2                  126,915       21,814
Trust 2003-4, Cl. S, 12.143%, 2/25/33 2                     41,045        5,006


                       8 | GOVERNMENT SECURITIES PORTFOLIO

                                                         PRINCIPAL
                                                            AMOUNT        VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2005-40, Cl. SA, 0.805%, 5/25/35 2                 $  68,851  $     4,738
Trust 2005-40, Cl. SB, 4.444%, 5/25/35 2                    92,913        4,633
Trust 2005-71, Cl. SA, 8.892%, 8/25/25 2                    96,531        7,510
Trust 2005-87, Cl. SE, 12.322%, 10/25/35 2                 201,766       14,076
Trust 2005-87, Cl. SG, 14.11%, 10/25/35 2                  204,320       19,145
Trust 2006-33, Cl. SP, 15.444%, 5/25/36 2                  411,896       38,044
Trust 221, Cl. 2, 15.448%, 5/1/23 2                         15,090        3,478
Trust 240, Cl. 2, 21.985%, 9/1/23 2                         24,516        5,637
Trust 294, Cl. 2, 6.878%, 2/1/28 2                         162,315       37,554
Trust 301, Cl. 2, 5.716%, 4/1/29 2                          20,566        4,622
Trust 319, Cl. 2, 11.045%, 2/1/32 2                         14,021        3,257
Trust 321, Cl. 2, 10.965%, 4/1/32 2                         61,690       14,299
Trust 324, Cl. 2, 5.743%, 7/1/32 2                          77,293       17,720
Trust 331, Cl. 5, 15.576%, 2/1/33 2                         63,679       13,961
Trust 334, Cl. 12, 11.497%, 2/1/33 2                       110,293       24,080
Trust 334, Cl. 5, 13.838%, 5/1/33 2                         74,780       17,369
Trust 339, Cl. 7, 10.182%, 7/1/33 2                        123,116       29,094
Trust 342, Cl. 2, 6.635%, 9/1/33 2                          31,929        7,476
Trust 344, Cl. 2, 4.464%, 12/1/33 2                        179,457       41,148
Trust 345, Cl. 9, 8.864%, 1/1/34 2                          59,363       14,124
Trust 362, Cl. 12, 9.377%, 8/1/35 2                         79,440       18,388
Trust 362, Cl. 13, 9.359%, 8/1/35 2                         44,046       10,115
Trust 364, Cl. 15, 12.358%, 9/1/35 2                        77,879       17,826
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 324, Cl. 1, 6.135%, 7/1/32 3                19,301       15,821
                                                                    ------------
                                                                     12,498,895

--------------------------------------------------------------------------------
GNMA/GUARANTEED--2.0%
Government National Mortgage
Assn., 7%, 10/29/23-3/15/26                                 84,206       89,432
--------------------------------------------------------------------------------
Government National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29                        134,938      144,693
Series 2000-7, Cl. Z, 8%, 1/16/30                           62,198       66,644
--------------------------------------------------------------------------------
Government National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 1998-19, Cl. SB, 5.816%, 7/16/28 2                   28,927        3,125
Series 2001-21, Cl. SB, 8.438%, 1/16/27 2                  142,996       14,391
Series 2006-47, Cl. SA, 31.192%, 8/16/36 2                 243,581       19,208
                                                                    ------------
                                                                        337,493

--------------------------------------------------------------------------------
NON-AGENCY--13.8%
--------------------------------------------------------------------------------
COMMERCIAL--11.2%
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series
2005-3, Cl. A2, 4.501%, 7/10/43                             80,000       79,065

                                                         PRINCIPAL
                                                            AMOUNT        VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
Banc of America Funding Corp., CMO
Pass-Through Certificates, Series
2004-2, Cl. 2A1, 6.50%, 7/20/32                         $   50,296  $    51,153
--------------------------------------------------------------------------------
Banc of America Mortgage Securities,
Inc., CMO Pass-Through Certificates,
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                      39,396       40,152
--------------------------------------------------------------------------------
ChaseFlex Trust 2006-2, Multiclass
Mtg. Pass-Through Certificates, Series
2006-2, Cl. A1B, 4.965%, 8/25/08 1                          19,038       19,021
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank 2007-CD4
Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates, Series 2007-CD4, Cl. A2B,
5.205%, 12/11/49                                            80,000       79,987
--------------------------------------------------------------------------------
CitiMortgage Alternative Loan Trust
Series 2006-A5, Real Estate Mtg.
Investment Conduit Pass-Through
Certificates, Series 2006-A5, Cl. 1A13,
5.315%, 10/25/36 1                                          65,205       63,756
--------------------------------------------------------------------------------
Countrywide Alternative Loan Trust,
Mtg. Pass-Through Certificates, Series
2007-8CB, Cl. A1, 5.50%, 5/25/37                           162,712      159,970
--------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage
Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                    34,563       34,557
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                  74,958       74,954
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36                      11,546       11,555
--------------------------------------------------------------------------------
First Horizon Alternative Mortgage
Securities Trust 2007-FA2, Mtg. Pass-
Through Certificates, Series 2007-FA2,
Cl. 1A1, 5.50%, 4/25/37                                     34,545       34,126
--------------------------------------------------------------------------------
First Union National Bank/Lehman
Brothers/Bank of America Commercial
Mtg. Trust, Pass-Through Certificates,
Series 1998-C2, Cl. A2, 6.56%, 11/18/35                     22,467       22,452
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                     50,000       49,826
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                     50,000       49,828
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial Mtg. Pass-
Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%, 8/10/42                    50,000       49,403
Series 2005-GG5, Cl. A2, 5.117%,
4/10/37                                                     50,000       50,119
Series 2007-GG9, Cl. A2, 5.381%,
3/10/39                                                     60,000       60,371
--------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage
Securities Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                   20,000       19,795
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                   70,000       69,575
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                  70,000       70,102
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                   40,000       40,853


                       9 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                            AMOUNT        VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
JPMorgan Chase Commercial
Mortgage Securities Trust 2007-LDP11,
Commercial Mtg. Pass-Through
Certificates, Series 2007-LD11, Cl.
A2, 5.992%, 6/15/49 1                                    $  80,000   $   81,854
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-C5, Cl. A2, 4.885%, 9/15/30                     50,000       49,925
Series 2007-C1, Cl. A2, 5.318%, 1/15/12                     70,000       70,339
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO
Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34 1                        949          946
Series 2004-6, Cl. 10A1, 6%, 7/25/34                        54,339       53,817
--------------------------------------------------------------------------------
Mastr Asset Securitization Trust
2006-3, Mtg. Pass-Through
Certificates, Series 2006-3, Cl. 2A1,
5.239%, 10/25/36 1                                         167,490      165,022
--------------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                               9,230        9,252
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                                     96,000      101,805
--------------------------------------------------------------------------------
RALI Series 2007-QS6 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2007-QS6, Cl.
A114, 5.75%, 4/25/37                                        54,310       53,685
--------------------------------------------------------------------------------
Residential Asset Securitization Trust
2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB, Cl. A5,
6%, 9/25/36                                                 74,758       74,621
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Pass-Through
Certificates, Series 2005-C17, Cl. A2,
4.782%, 3/15/42                                             90,000       89,614
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through
Certificates, Series 2006-C29, Cl. A2,
5.272%, 11/15/48                                            15,000       15,035
                                                                     -----------
                                                                      1,896,535

--------------------------------------------------------------------------------
MULTIFAMILY--0.0%
WaMu, Mtg. Pass-Through
Certificates, Series 2005-AR8, Cl.
2AB1, 5.115%, 7/25/45 1                                      1,479        1,476

                                                        PRINCIPAL
                                                           AMOUNT         VALUE
--------------------------------------------------------------------------------
OTHER--0.5%
JPMorgan Mortgage Trust, CMO
Pass-Through Certificates, Series
2005-S2, Cl. 3A1, 6.756%, 2/25/32 1                     $  87,626   $    89,089
--------------------------------------------------------------------------------
RESIDENTIAL--2.1%
Countrywide Alternative Loan Trust,
CMO, Series 2005-J1, Cl. 3A1, 6.50%,
8/25/32                                                    87,466        89,368
--------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-QS13, Cl. 1A5,
6%, 9/25/36                                               123,471       123,815
Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-QS13, Cl. 1A8,
6%, 9/25/36                                                54,719        54,699
--------------------------------------------------------------------------------
RALI Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through Certificates,
Series 2006-QS5, Cl. 2A2, 6%, 4/25/08                      43,220        43,172
--------------------------------------------------------------------------------
RALI Series 2007-QS6 Trust, Mtg.
Asset-Backed Pass-Through Certificates,
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37                   45,258        44,846
                                                                   -------------
                                                                        355,900
                                                                   -------------
Total Mortgage-Backed Obligations
(Cost $14,917,744)                                                   15,179,388

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--2.6%
--------------------------------------------------------------------------------
Resolution Funding Corp. Bonds,
Residual Funding STRIPS, 5.218%, 1/15/21 6,7
(Cost $421,950)                                           825,000       448,774

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.6%
--------------------------------------------------------------------------------
Undivided interest of 0.63% in joint repurchase
agreement (Principal Amount/Value $42,898,000,
with a maturity value of $42,908,605) with
UBS Warburg LLC, 4.45%, dated 12/31/07,
to be repurchased at $270,067 on 1/2/08,
collateralized by Federal Home Loan
Mortgage Corp., 4.50%, 5/1/36, with a
value of $43,867,966 (Cost $270,000)                      270,000       270,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $16,452,681)                                           98.2%   16,715,949
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                               1.8       307,971
                                                         -----------------------
NET ASSETS                                                  100.0%  $17,023,920
                                                         =======================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.


                      10 | GOVERNMENT SECURITIES PORTFOLIO

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $576,229 or 3.38% of the Portfolio's net assets as of December 31, 2007.

3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $21,342 or 0.13% of the Portfolio's net assets as of December 31, 2007.

4. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $327,001. See Note 5 of accompanying Notes.

5. When-issued security or delayed delivery to be delivered and settled after December 31, 2007. See Note 1 of accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.

7. Partial or fully-loaned security. See Note 7 of accompanying Notes.

--------------------------------------------------------------------------------
FUTURES CONTRACTS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                    UNREALIZED
                                                           NUMBER OF   EXPIRATION                 APPRECIATION
CONTRACT DESCRIPTION                            BUY/SELL   CONTRACTS         DATE       VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
U.S. Long Bonds                                      Buy          20      3/19/08  $2,327,500   $      (12,885)
U.S. Treasury Nts., 2 yr.                           Sell           7      3/31/08   1,471,750              866
U.S. Treasury Nts., 5 yr.                           Sell           6      3/31/08     661,688           (2,515)
U.S. Treasury Nts., 10 yr.                           Buy          10      3/19/08   1,133,906              712
                                                                                                ---------------
                                                                                                $      (13,822)
                                                                                                ===============

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                    SELL  NOTIONAL  RECEIVE
                                                  CREDIT    AMOUNT    FIXED  TERMINATION    PREMIUM
COUNTERPARTY               REFERENCE EQUITY   PROTECTION    (000S)     RATE         DATE   RECEIVED      VALUE
---------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                      ABX.HE.AAA.06-2 Index         Sell       $40     0.11%     5/25/46   $  2,000  $  (5,018)
                      ABX.HE.AAA.06-2 Index         Sell        40     0.11      5/25/46      1,999     (5,018)
---------------------------------------------------------------------------------------------------------------
Goldman Sachs
Capital
Markets LP            ABX.HE.AAA.06-2 Index         Sell        20     0.11      5/25/46      2,212     (2,700)
                                                                                           --------------------
                                                                                           $  6,211  $ (12,736)
                                                                                           ====================


                      11 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                            NOTIONAL                                                                   TERMINATION
SWAP COUNTERPARTY             AMOUNT         PAID BY THE PORTFOLIO        RECEIVED BY THE PORTFOLIO           DATE       VALUE
------------------------------------------------------------------------------------------------------------------------------
                                         If negative, the absolute    If positive, the Total Return
                                               value of the Lehman           of the Lehman Brothers
                                            Brothers U.S. CMBS AAA         U.S. CMBS AAA 8.5+ Index
Deutsche Bank AG            $260,000                    8.5+ Index             plus 60 basis points         2/1/08   $   4,762
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special
Financing,Inc.:
                                         If negative, the absolute    If positive, the Total Return
                                               value of the Lehman           of the Lehman Brothers
                                            Brothers U.S. CMBS AAA         U.S. CMBS AAA 8.5+ Index
                              50,000                    8.5+ Index            minus 25 basis points         5/1/08         874

                                         If negative, the absolute    If positive, the Total Return
                                               value of the Lehman           of the Lehman Brothers
                                            Brothers U.S. CMBS AAA         U.S. CMBS AAA 8.5+ Index
                             100,000                    8.5+ Index            minus 20 basis points         5/1/08       1,756

                                         If negative, the absolute    If positive, the Total Return
                                               value of the Lehman           of the Lehman Brothers
                                            Brothers U.S. CMBS AAA         U.S. CMBS AAA 8.5+ Index
                              95,000                    8.5+ Index             plus 60 basis points         2/1/08       1,720

                                         If negative, the absolute    If positive, the Total Return
                                               value of the Lehman           of the Lehman Brothers
                                            Brothers U.S. CMBS AAA         U.S. CMBS AAA 8.5+ Index
                             260,000                    8.5+ Index             plus 55 basis points         5/1/08       4,698

                                         If negative, the absolute    If positive, the Total Return
                                               value of the Lehman           of the Lehman Brothers
                                            Brothers U.S. CMBS AAA         U.S. CMBS AAA 8.5+ Index
                             120,000                    8.5+ Index            minus 25 basis points         3/1/08       2,096

                                         If negative, the absolute    If positive, the Total Return
                                               value of the Lehman           of the Lehman Brothers
                                            Brothers U.S. CMBS AAA         U.S. CMBS AAA 8.5+ Index
                             344,000                    8.5+ Index             plus 45 basis points         5/1/08       6,190
------------------------------------------------------------------------------------------------------------------------------
UBS AG:
                                         If negative, the absolute    If positive, the Total Return
                                               value of the Lehman           of the Lehman Brothers
                                            Brothers U.S. CMBS AAA         U.S. CMBS AAA 8.5+ Index
                             100,000                    8.5+ Index            minus 20 basis points         5/1/08       1,768

                                         If negative, the absolute    If positive, the Total Return
                                               value of the Lehman           of the Lehman Brothers
                                            Brothers U.S. CMBS AAA         U.S. CMBS AAA 8.5+ Index
                             119,000                    8.5+ Index             plus 60 basis points         2/1/08       2,186
                                                                                                                     ---------
                                                                                                                     $  26,050
                                                                                                                     =========

Index abbreviation is as follows:

CMBS     Commercial Mortgage Backed Securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      12 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (cost $16,452,681)--see accompanying statement of investments   $    16,715,949
------------------------------------------------------------------------------------------------------
Cash                                                                                           25,884
------------------------------------------------------------------------------------------------------
Swaps, at value                                                                                26,050
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis                                 1,383,195
Interest and principal paydowns                                                                77,614
Futures margins                                                                                 9,577
Shares of capital stock sold                                                                      198
Other                                                                                           4,894
                                                                                      ----------------
Total assets                                                                               18,243,361

------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Swaps, at value (premiums received $6,211)                                                     12,736
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis                            1,166,545
Shareholder communications                                                                      6,625
Directors' compensation                                                                         3,561
Transfer and shareholder servicing agent fees                                                     865
Other                                                                                          29,109
                                                                                      ----------------
Total liabilities                                                                           1,219,441

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $    17,023,920
                                                                                      ================

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                  $        15,742
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 16,239,637
------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                             696,067
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                 (196,497)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                    268,971
                                                                                      ----------------
NET ASSETS--applicable to 15,741,980 shares of capital stock outstanding              $    17,023,920
                                                                                      ================

------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE              $          1.08

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      13 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Interest                                                                              $       913,808
------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                          2,261
                                                                                      ----------------
Total investment income                                                                       916,069

------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------
Management fees                                                                                88,051
------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                    25,276
------------------------------------------------------------------------------------------------------
Accounting service fees                                                                        15,000
------------------------------------------------------------------------------------------------------
Shareholder communications                                                                     12,963
------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                  10,016
------------------------------------------------------------------------------------------------------
Directors' compensation                                                                         6,416
------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                     1,956
------------------------------------------------------------------------------------------------------
Administration service fees                                                                     1,500
------------------------------------------------------------------------------------------------------
Other                                                                                          10,045
                                                                                      ----------------
Total expenses                                                                                171,223

------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                         744,846

------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                                       699
Closing and expiration of futures contracts                                                   (26,018)
Swap contracts                                                                                (63,125)
                                                                                      ----------------
Net realized loss                                                                             (88,444)
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                                   343,061
Futures contracts                                                                              20,960
Swap contracts                                                                                 19,525
                                                                                      ----------------
Net change in unrealized appreciation                                                         383,546

------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $     1,039,948
                                                                                      ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      14 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                          2007           2006
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $       744,846   $    686,029
---------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                             (88,444)       (52,842)
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                          383,546         (6,321)
                                                                                      -------------------------------
Net increase in net assets resulting from operations                                        1,039,948        626,866

---------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                         (725,257)      (610,210)

---------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions                26,277       (571,528)

---------------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                                     340,968       (554,872)
---------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                        16,682,952     17,237,824
                                                                                      -------------------------------
End of period (including accumulated net investment income of
 $696,067 and $718,442, respectively)                                                 $    17,023,920   $ 16,682,952
                                                                                      ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      15 | GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                      2007            2006            2005            2004           2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $     1.06      $     1.06      $     1.12      $     1.14      $    1.16
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .05 1           .04 1           .03 1           .03 1          .04
Net realized and unrealized gain (loss)                       .02              --            (.01)            .01           (.01)
                                                       ----------------------------------------------------------------------------
Total from investment operations                              .07             .04             .02             .04            .03
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.05)           (.04)           (.04)           (.04)          (.05)
Distributions from net realized gain                           --              --            (.04)           (.02)            --
                                                       ----------------------------------------------------------------------------
Total dividends and/or distributions to shareholders         (.05)           (.04)           (.08)           (.06)          (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $     1.08      $     1.06      $     1.06      $     1.12      $    1.14
                                                       ============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           6.48%           3.74%           1.48%           4.17%          2.58%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $   17,024      $   16,683      $   17,238      $   18,103      $  19,537
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $   16,773      $   16,764      $   17,696      $   18,464      $  20,743
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                        4.44%           4.09%           3.18%           2.83%          3.43%
Total expenses                                               1.02%           0.88% 4         0.88% 4         0.85% 4        0.84% 4
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        84% 5           82% 5           84% 5           99% 5          43%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3. Annualized for periods less than one full year.

4. Reduction to custodian expenses less than 0.005%.

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                     PURCHASE TRANSACTIONS SALE TRANSACTIONS
   -------------------------------------------------------------------------
   Year Ended December 31, 2007               $ 29,502,958      $ 30,957,841
   Year Ended December 31, 2006               $ 44,327,351      $ 48,590,182
   Year Ended December 31, 2005               $ 93,525,147      $ 93,213,905
   Year Ended December 31, 2004               $121,615,587      $127,136,434

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      16 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Government Securities Portfolio (the "Portfolio") is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings for investment purposes, under normal market conditions) in U.S. government securities and U.S. government-related securities. The Portfolio's investment adviser is OppenheimerFunds, Inc. (the "Manager"). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Portfolio may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. When the Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.


                      17 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

As of December 31, 2007, the Portfolio had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                          WHEN-ISSUED OR DELAYED
                                     DELIVERY BASIS TRANSACTIONS
              --------------------------------------------------
              Purchased securities                    $1,166,545
              Sold securities                          1,383,195

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Portfolio may be delayed or limited.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Portfolio enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Portfolio's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                             NET UNREALIZED
                                                               APPRECIATION
                                                           BASED ON COST OF
                                                             SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
   ------------------------------------------------------------------------
   $719,151                   $--             $210,319             $263,268

1. As of December 31, 2007, the Portfolio had $210,319 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforwards were as follows:

            EXPIRING
            ----------------------------
            2013            $     15,147
            2014                 169,393
            2015                  25,779
                            ------------
            Total           $    210,319
                            ============

2. During the fiscal year ended December 31, 2007, the Portfolio did not utilize any capital loss carryforward.

3. During the fiscal year ended December 31, 2006, the Portfolio did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains


                      18 | GOVERNMENT SECURITIES PORTFOLIO
may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Portfolio were unaffected by the reclassifications.

                             REDUCTION TO
      REDUCTION TO        ACCUMULATED NET
      ACCUMULATED NET       REALIZED LOSS
      INVESTMENT INCOME    ON INVESTMENTS
      -----------------------------------
      $41,964                     $41,964

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                        YEAR ENDED          YEAR ENDED
                                 DECEMBER 31, 2007   DECEMBER 31, 2006
      ----------------------------------------------------------------
      Distributions paid from:
      Ordinary income                     $725,257            $610,210

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities          $ 16,452,681
      Federal tax cost of other investments      1,341,282
                                              ------------
      Total federal tax cost                  $ 17,793,963
                                              ============
      Gross unrealized appreciation           $    334,286
      Gross unrealized depreciation                (71,018)
                                              ------------
      Net unrealized appreciation             $    263,268
                                              ============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.


                      19 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Portfolio's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                            YEAR ENDED DECEMBER 31, 2007   YEAR ENDED DECEMBER 31, 2006
                                              SHARES              AMOUNT       SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Sold                                         259,704         $   271,890       70,753       $    74,254
Dividends and/or distributions reinvested    704,133             725,257      598,245           610,210
Redeemed                                    (923,017)           (970,870)  (1,207,744)       (1,255,992)
                                            ------------------------------------------------------------
Net increase (decrease)                       40,820         $    26,277     (538,746)      $  (571,528)
                                            ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in Oppenheimer Institutional Money Market Fund, for the year ended December 31, 2007, were as follows:

                                                      PURCHASES         SALES
-----------------------------------------------------------------------------
Investment securities                               $ 9,643,766   $ 6,271,523
U.S. government and government agency obligations     3,721,020     5,530,645
To Be Announced (TBA) mortgage-related securities    29,502,958    30,957,841

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Portfolio pays the Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

            FEE SCHEDULE
            ----------------------------------
            Up to $300 million          0.525%
            Next $100 million           0.500
            Over $400 million           0.450


                      20 | GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
ACCOUNTING SERVICE FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2007, the Portfolio paid $10,000 to OFS for services to the Portfolio.

     Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Portfolio may also buy or write put or call options on these futures contracts.

     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio's assets are valued.

     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio's securities.

--------------------------------------------------------------------------------
6. SWAP CONTRACTS

The Portfolio may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Portfolio at termination or settlement. The net change in this amount during the period is included on the Statement


                      21 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. SWAP CONTRACTS Continued

of Operations. The Portfolio also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Portfolio may be unable to close the contract prior to contract termination.

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Portfolio may enter into credit default swaps on a single security, or a basket of securities.

     In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

     Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events.

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Portfolio lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Portfolio continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2007, the Portfolio had on loan securities valued at $447,663. Collateral was received in the form of securities.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial


                      22 | GOVERNMENT SECURITIES PORTFOLIO
statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
9. PORTFOLIO REORGANIZATION

On November 30, 2007, the Board of Directors of the Portfolio determined that it is in the best interest of the Portfolio's shareholders the Portfolio reorganize with and into Oppenheimer Core Bond Fund/VA ("Core Bond Fund/VA"). The Board unanimously approved an Agreement and Plan of Reorganization to be entered into between the Portfolio and Core Bond Fund/VA, whereby Core Bond Fund/VA will acquire all of the assets of the Portfolio in exchange for newly-issued shares of Core Bond Fund/VA (the "Reorganization"). If the Reorganization takes place, Portfolio shareholders will receive Non-Service shares of Core Bond Fund/VA. Following the Reorganization, the Portfolio will liquidate and dissolve.

     The Reorganization is conditioned upon, among other things, approval by the Portfolio's shareholders. The anticipated date for the shareholder meeting is on or about April 25, 2008 and, if approved by shareholders, the Reorganization would take place shortly thereafter.


                      23 | GOVERNMENT SECURITIES PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GOVERNMENT SECURITIES PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Government Securities Portfolio (the "Portfolio"), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                      24 | GOVERNMENT SECURITIES PORTFOLIO

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2007. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      25 | GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      26 | GOVERNMENT SECURITIES PORTFOLIO

BOARD APPROVAL OF THE PORTFOLIO'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Directors (the "Board"), including a majority of the independent Directors, is required to determine whether to renew the Portfolio's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Portfolio services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Portfolio and the Manager, (iii) the fees and expenses of the Portfolio, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Portfolio grows and whether fee levels reflect these economies of scale for Portfolio investors and (vi) other benefits to the Manager from its relationship with the Portfolio. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Portfolio and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Portfolio with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Portfolio's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Portfolio policies and procedures and adherence to the Portfolio's investment restrictions. The Manager is responsible for providing certain administrative services to the Portfolio as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Portfolio; compiling and maintaining records with respect to the Portfolio's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Portfolio for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Portfolio's shares. The Manager also provides the Portfolio with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Portfolio. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual portfolio managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Portfolio. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis and the Manager's Core Plus investment team and analysts. Mr. Manioudakis has been a portfolio manager of the Portfolio since April 2002. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Portfolio and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Portfolio benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                      27 | GOVERNMENT SECURITIES PORTFOLIO

BOARD APPROVAL OF THE PORTFOLIO'S INVESTMENT
ADVISORY AGREEMENT  Unaudited /Continued
--------------------------------------------------------------------------------

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE PORTFOLIO. During the year, the Manager provided information on the investment performance of the Portfolio and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Portfolio's historical performance to relevant market indices and to the performance of other general U.S. government funds underlying variable insurance products. The Board noted that the Portfolio's one-year and five-year performance were better than its peer group median and its three-year and ten-year performance were equal to its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Portfolio's investment adviser, including the costs associated with the personnel and systems necessary to manage the Portfolio, and information regarding the Manager's profitability from its relationship with the Portfolio. The Board reviewed the fees paid to the Manager and the other expenses borne by the Portfolio. The Board also considered the comparability of the fees charged and the services provided to the Portfolio to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Portfolio and general U.S. government funds underlying variable insurance products. The Board noted that the Portfolio's contractual management fees are lower than its peer group median although its actual management fees are higher than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Portfolio. The Board noted that the Portfolio currently has management fee breakpoints, which are intended to share with Portfolio shareholders economies of scale that may exist as the Portfolio's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Portfolio, including compensation paid to the Manager's affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Portfolio and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Portfolio and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Portfolio and to the independent Directors. Portfolio counsel and the independent Directors' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                      28 | GOVERNMENT SECURITIES PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE PORTFOLIOS, LENGTH OF      PORTFOLIOS IN THE PORTFOLIOS COMPLEX CURRENTLY OVERSEEN
SERVICE, AGE
INDEPENDENT                    THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
DIRECTORS                      80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                               DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,          President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since
Chairman of the Board          1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage
of Directors (since 2003),     Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway
Director (since 1999)          Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company)
Age: 70                        (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and
                               Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland
                               Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance
                               (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and
                               Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident
                               (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company)
                               (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator
                               (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,               Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Director (since 2002)          1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 71                        Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen
                               held several positions with the Manager and with subsidiary or affiliated companies of the Manager
                               (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,             Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 - May 2006);
Director (since 2002)          Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
Age: 69                        Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July
                               1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                 Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Director (since 1997)          Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October
Age: 66                        1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February
                               1998-February 2003 and since February 2005); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer
                               and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the
                               Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995).
                               Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                  Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Director (since 1996)          several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                        (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,           Trustee of Monterey Institute for International Studies (educational organization) (since February
Director (since 2002)          2000); Board Member of Middlebury College (educational organization) (since December 2005); Director
Age: 61                        of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-
                               2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey Peninsula; Director
                               (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets Growth Fund,
                               Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000);
                               Member of the investment committees of The Rockefeller Foundation (since 2001) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit
                               (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April
                               1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to
                               Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex.


                      29 | GOVERNMENT SECURITIES PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT J. MALONE,              Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Director (since 2002)          (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 63                        Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                               (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and
                               Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,      Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Director (since 2002)          (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester
Age: 65                        Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester
                               Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group,
                               Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR            THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                    NEW YORK 10281-1008. MR. MURPHY SERVES AS A DIRECTOR FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO HIS POSITIONS
                               WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
President and Principal        Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Executive Officer              President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001) and               company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Director (since 2002)          (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
Age: 58                        (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder
                               Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                               (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI
                               Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment
                               Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset
                               Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November
                               2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice
                               President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February
                               1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management
                               LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company
                               Institute's Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK, GILLESPIE AND MS.
OF THE PORTFOLIO               BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS.
                               VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                               80112-3924; FOR MESSRS. MANIOUDAKIS, BOMFIM, CAAN, GORD AND SWANEY, 470 ATLANTIC AVENUE, 11TH FLOOR,
                               BOSTON, MASSACHUSETTS 02210. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

ANGELO G. MANIOUDAKIS,         Senior Vice President of the Manager and of HarbourView Asset Management Corporation (since April
Vice President and Portfolio   2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Vice President of
Manager (since 2003)           Oppenheimer Real Asset Management, Inc. (since November 2006). Executive Director and portfolio
Age: 41                        manager for MSIM/Miller, Anderson & Sherrerd (Morgan Stanley Asset Management) (August 1993-April
                               2002). A portfolio manager and officer of 15 portfolios in the OppenheimerFunds complex.

ANTULIO N. BOMFIM,             Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of the
Vice President and Portfolio   Federal Reserve System (June 1992-October 2003). A portfolio manager and officer of 12 portfolios in
Manager (since 2006)           the OppenheimerFunds complex.
Age: 41


                      30 | GOVERNMENT SECURITIES PORTFOLIO

GEOFFREY CAAN,                 Vice President and Portfolio Manager of the Manager (since August 2003); Vice President of ABN AMRO
Vice President and Portfolio   NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January 1999-June
Manager (since 2006)           2002). A portfolio manager and officer of 12 portfolios in the OppenheimerFunds complex.
Age: 38

BENJAMIN J. GORD,              Vice President of the Manager (since April 2002) of HarbourView Asset Management Corporation (since
Vice President and Portfolio   April 2002) and of OFI Institutional Asset Management, Inc. (as of June 2002); Executive Director and
Manager (since 2006)           senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment
Age: 45                        Management (April 1992-March 2002). A portfolio manager and officer of 12 portfolios in the
                               OppenheimerFunds complex.

THOMAS SWANEY,                 Vice President of the Manager (since April 2006); senior analyst, high grade investment team (June
Vice President and Portfolio   2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan
Manager (since 2006)           Stanley Investment Management (May 1998-May 2002). A portfolio manager and officer of 12 portfolios
Age: 35                        in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief       Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder
Compliance Officer             Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
(since 2004)                   Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President
Age: 57                        and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,               Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal        HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services,
Financial & Accounting         Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March
Officer (since 1999)           1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
Age: 48                        OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November
                               2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                               (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                               1999), Centennial Asset Management Corporation (March 1999- October 2003) and OppenheimerFunds Legacy
                               Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,             Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August
Assistant Treasurer            2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).
(since 2004)                   An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,             Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer            Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                   Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                        complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager;
Vice President and Secretary   General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
(since 2001)                   Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
Age: 59                        HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                               (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                               of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                               Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                               Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                               Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                               Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                               (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                               Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001);
                               Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                               1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.


                      31 | GOVERNMENT SECURITIES PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

LISA I. BLOOMBERG,             Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary            2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                   Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,          Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary            President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                   Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 44

KATHLEEN T. IVES,              Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of
Assistant Secretary            the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                   Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                        Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                               Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December
                               2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                      32 | GOVERNMENT SECURITIES PORTFOLIO




DECEMBER 31, 2007

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      Oppenheimer                                                 Management
      International Growth                                       Commentaries
      Fund/VA                                                        and
      A Series of Panorama Series Fund, Inc.                    Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                             [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                [LOGO]  OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund performed well during the reporting period, outperforming its benchmark, the Morgan Stanley Capital International (MSCI) EAFE(R) Index, which gained 11.17% during the same time frame. A number of factors contributed to the Fund's strong relative showing. After a long cycle of value-stock outperformance, conditions shifted to favor growth-oriented companies during the reporting period. Successful stock selection helped our results, as did an underweighting in the financial sector, which suffered in response to the U.S. subprime mortgage crisis. Being fully invested--as we regularly are--was beneficial in a favorable environment for international investing. Also, because we do not hedge our currency exposure, the Fund benefited from a weaker U.S. dollar, which boosted returns for U.S. investors in foreign companies. On the other hand, we would have benefited from more direct exposure to China's strong-performing stock market and to the materials sector. In hindsight, both factors reduced the Fund's outperformance relative to the benchmark during the past year.

      We continued to follow our same basic management approach, in place since the Fund's inception more than 10 years ago. We are long-term-oriented, "growth-theme" investors. Our focus is on fundamentally solid growth stocks with reasonable valuations and good appreciation prospects over the next three to five years, at least.

      Our investments continued to focus on four thematic areas: MASS AFFLUENCE, NEW TECHNOLOGIES, RESTRUCTURING and AGING. When choosing stocks within these themes, we regularly apply a bottom-up approach. In other words, we select companies one-by-one based on our assessment of their long-term growth potential, as opposed to investing top-down--seeking to own stocks because they happen to belong to particular sectors. As always, turnover was relatively low during the past year, reflecting our comfort with the portfolio's composition and our long-term investment approach.

      One of the Fund's top contributors to performance over the past year was Hyundai Heavy Industries Co. Ltd., a South Korean shipbuilder. The company has been greatly helped by high shipping rates, strong global trade and significant customer demand for new ships. Also performing very well was Leighton Holdings Ltd. This Australian company consists of two businesses--infrastructure construction and mining. On the construction side, Leighton benefited from a favorable business environment and its market-leading position. On the mining side, Leighton was helped by high commodity prices and the strong demand for minerals, especially from Asia. Two other metals and mining companies--Companhia Vale do Rio Doce (CVRD), based in Brazil, and Rio Tinto plc, headquartered in England--gained ground as well. Elsewhere, Japanese videogaming company Nintendo Co. Ltd. also performed well, rising along with strong demand for its two popular gaming consoles, the WII and DS.

      On the negative side, Swedish telecommunications company Telefonaktiebolaget LM Ericsson was a significant underperformer. Ericsson's shares sharply fell late in the period after the company warned of much lower third-quarter profits. In the health care sector, two of our biotechnology stock holdings--NicOx SA and Novogen Ltd., based in France and Australia, respectively, also fell, despite a lack of negative news about the companies during the past year. In the financial sector, which performed poorly as a whole, two of the Fund's bank stocks lagged--Mitsubishi UFJ Financial Group, Inc. and Anglo Irish Bank Corp.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2007. In the case of Non-Service shares, performance is measured over a ten-fiscal-year period. In the case of Service shares, performance is measured from inception of the class on March 19, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, Far
East), which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  3 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer International Growth Fund/VA (Non-Service)
   MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer International
             Growth Fund/VA (Non-Service)   MSCI EAFE Index
12/31/1997             $10,000                  $10,000
03/31/1998             $11,636                  $11,479
06/30/1998             $11,788                  $11,608
09/30/1998             $10,267                  $ 9,966
12/31/1998             $11,940                  $12,033
03/31/1999             $11,787                  $12,209
06/30/1999             $12,177                  $12,528
09/30/1999             $13,114                  $13,086
12/31/1999             $17,954                  $15,318
03/31/2000             $20,934                  $15,311
06/30/2000             $18,878                  $14,713
09/30/2000             $18,037                  $13,535
12/31/2000             $16,261                  $13,180
03/31/2001             $14,264                  $11,380
06/30/2001             $14,494                  $11,282
09/30/2001             $10,583                  $ 9,708
12/31/2001             $12,308                  $10,385
03/31/2002             $12,621                  $10,492
06/30/2002             $11,579                  $10,242
09/30/2002             $ 8,221                  $ 8,226
12/31/2002             $ 8,800                  $ 8,759
03/31/2003             $ 7,549                  $ 8,047
06/30/2003             $10,144                  $ 9,622
09/30/2003             $11,087                  $10,409
12/31/2003             $13,211                  $12,190
03/31/2004             $13,653                  $12,727
06/30/2004             $13,414                  $12,783
09/30/2004             $13,294                  $12,753
12/31/2004             $15,569                  $14,713
03/31/2005             $15,343                  $14,699
06/30/2005             $15,222                  $14,588
09/30/2005             $17,155                  $16,111
12/31/2005             $17,759                  $16,775
03/31/2006             $19,699                  $18,364
06/30/2006             $19,334                  $18,537
09/30/2006             $20,307                  $19,276
12/31/2006             $23,225                  $21,280
03/31/2007             $24,189                  $22,163
06/30/2007             $25,909                  $23,641
09/30/2007             $27,014                  $24,168
12/31/2007             $26,154                  $23,755

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/07

1-Year  12.61%     5-Year  24.34%     10-Year  10.09%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer International Growth Fund/VA (Service)
   MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer International
               Growth Fund/VA (Service)     MSCI EAFE Index
03/19/2001             $10,000                  $10,000
03/31/2001             $10,164                  $10,000
06/30/2001             $10,328                  $ 9,913
09/30/2001             $ 7,623                  $ 8,530
12/31/2001             $ 8,852                  $ 9,126
03/31/2002             $ 8,910                  $ 9,220
06/30/2002             $ 8,662                  $ 9,000
09/30/2002             $ 6,270                  $ 7,228
12/31/2002             $ 6,682                  $ 7,697
03/31/2003             $ 5,785                  $ 7,071
06/30/2003             $ 7,545                  $ 8,455
09/30/2003             $ 8,216                  $ 9,147
12/31/2003             $ 9,725                  $10,711
03/31/2004             $10,117                  $11,183
06/30/2004             $ 9,862                  $11,232
09/30/2004             $ 9,777                  $11,207
12/31/2004             $11,393                  $12,928
03/31/2005             $11,298                  $12,916
06/30/2005             $11,213                  $12,819
09/30/2005             $12,582                  $14,157
12/31/2005             $13,096                  $14,740
03/31/2006             $14,435                  $16,136
06/30/2006             $14,177                  $16,288
09/30/2006             $14,864                  $16,938
12/31/2006             $16,926                  $18,699
03/31/2007             $17,655                  $19,474
06/30/2007             $18,867                  $20,773
09/30/2007             $19,646                  $21,237
12/31/2007             $19,126                  $20,874

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/07

1-Year  13.00%     5-Year  23.41%     Since Inception (3/19/01)  10.03%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                  4 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

--------------------------------------------------------------------------------

                             BEGINNING     ENDING             EXPENSES
                             ACCOUNT       ACCOUNT            PAID DURING
                             VALUE         VALUE              6 MONTHS ENDED
ACTUAL                       JULY 1, 2007  DECEMBER 31, 2007  DECEMBER 31, 2007
--------------------------------------------------------------------------------
Non-Service Shares           $1,000.00     $1,009.50          $5.03
--------------------------------------------------------------------------------
Service Shares                1,000.00      1,013.80           6.47

HYPOTHETICAL
(5% return before expenses)
--------------------------------------------------------------------------------
Non-Service Shares            1,000.00      1,020.21           5.05
--------------------------------------------------------------------------------
Service Shares                1,000.00      1,018.80           6.48

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

CLASS                 EXPENSE RATIOS
------------------------------------
Non-Service Shares         0.99%
------------------------------------
Service Shares             1.27

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                  5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--93.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--17.2%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.4%
Continental AG                                         44,511   $     5,745,852
--------------------------------------------------------------------------------
AUTOMOBILES--2.9%
Bayerische Motoren Werke (BMW) AG                      46,671         2,910,611
--------------------------------------------------------------------------------
Ducati Motor Holding SpA 1                          1,047,100         2,136,049
--------------------------------------------------------------------------------
Honda Motor Co.                                        52,820         1,749,043
--------------------------------------------------------------------------------
Porsche Automobil Holding                               1,204         2,413,692
--------------------------------------------------------------------------------
Toyota Motor Corp.                                     50,900         2,743,997
                                                                ---------------
                                                                     11,953,392

--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.3%
Dignity plc                                            88,380         1,275,365
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Carnival Corp.                                         51,100         2,273,439
--------------------------------------------------------------------------------
William Hill plc                                      118,885         1,230,322
                                                                ---------------
                                                                      3,503,761

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.3%
Daito Trust Construction Co. Ltd.                      46,703         2,591,820
--------------------------------------------------------------------------------
Groupe SEB SA                                          17,732         3,209,102
--------------------------------------------------------------------------------
Sony Corp.                                             64,700         3,516,653
                                                                ---------------
                                                                      9,317,575

--------------------------------------------------------------------------------
MEDIA--3.2%
British Sky Broadcasting Group plc                    115,888         1,417,528
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                       86,100         2,046,597
--------------------------------------------------------------------------------
Mediaset SpA                                          411,800         4,133,266
--------------------------------------------------------------------------------
Societe Television Francaise 1                         26,400           701,924
--------------------------------------------------------------------------------
Vivendi SA                                             53,020         2,411,766
--------------------------------------------------------------------------------
Zee Entertainment Enterprises Ltd.                    280,400         2,325,763
                                                                ---------------
                                                                     13,036,844

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.1%
Next plc                                               87,530         2,801,474
--------------------------------------------------------------------------------
Pinault-Printemps-Redoute SA                            9,860         1,573,653
                                                                ---------------
                                                                      4,375,127

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.4%
Carphone Warehouse plc (The)                          389,460         2,650,914
--------------------------------------------------------------------------------
H&M Hennes & Mauritz AB, Cl. B                         59,700         3,607,282
--------------------------------------------------------------------------------
Industria de Diseno Textil SA                          58,200         3,532,501
                                                                ---------------
                                                                      9,790,697

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.7%
Burberry Group plc                                    145,755         1,637,277
--------------------------------------------------------------------------------
Compagnie Financiere Richemont
AG, A Shares                                           31,098         2,119,676
--------------------------------------------------------------------------------
Luxottica Group SpA                                    87,700         2,770,027

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS Continued
LVMH Moet Hennessey Louis Vuitton                      16,890   $     2,026,475
--------------------------------------------------------------------------------
Swatch Group AG (The), Cl. B                            8,134         2,436,392
                                                                ---------------
                                                                     10,989,847

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.0%
--------------------------------------------------------------------------------
BEVERAGES--1.8%
C&C Group plc                                         297,400         1,774,124
--------------------------------------------------------------------------------
Foster's Group Ltd.                                   107,785           618,802
--------------------------------------------------------------------------------
Heineken NV                                            26,900         1,729,468
--------------------------------------------------------------------------------
Pernod-Ricard SA                                       13,880         3,191,199
                                                                ---------------
                                                                      7,313,593

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.7%
William Morrison Supermarkets plc                     157,954         1,016,619
--------------------------------------------------------------------------------
Woolworths Ltd.                                        60,106         1,780,960
                                                                ---------------
                                                                      2,797,579

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.7%
Barry Callebaut AG 1                                    5,817         4,414,596
--------------------------------------------------------------------------------
Cadbury Schweppes plc                                  94,454         1,174,867
--------------------------------------------------------------------------------
Nestle SA                                               3,348         1,536,322
                                                                ---------------
                                                                      7,125,785

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.8%
L'Oreal SA                                             21,470         3,059,500
--------------------------------------------------------------------------------
ENERGY--4.3%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.3%
Technip SA                                             67,190         5,304,811
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--3.0%
BG Group plc                                          183,240         4,209,697
--------------------------------------------------------------------------------
BP plc, ADR                                            31,300         2,290,221
--------------------------------------------------------------------------------
Total SA                                               45,080         3,739,088
--------------------------------------------------------------------------------
Tsakos Energy Navigation Ltd.                          49,600         1,836,688
                                                                ---------------
                                                                     12,075,694

--------------------------------------------------------------------------------
FINANCIALS--12.9%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.5%
3i Group plc                                           88,349         1,752,060
--------------------------------------------------------------------------------
Collins Stewart plc                                   755,785         2,582,996
--------------------------------------------------------------------------------
Credit Suisse Group                                    22,885         1,375,281
--------------------------------------------------------------------------------
ICAP plc                                               44,210           634,938
--------------------------------------------------------------------------------
Mediobanca SpA                                         52,400         1,073,282
--------------------------------------------------------------------------------
Tullett Prebon plc                                    513,235         4,742,609
--------------------------------------------------------------------------------
UBS AG                                                 41,894         1,943,730
                                                                ---------------
                                                                     14,104,896

--------------------------------------------------------------------------------
COMMERCIAL BANKS--4.3%
Anglo Irish Bank Corp.                                307,445         4,864,757
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                         77,725         4,780,088


                  6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Mitsubishi UFJ Financial Group, Inc.                   85,578   $       797,794
--------------------------------------------------------------------------------
Royal Bank of Scotland Group plc (The)                310,790         2,788,008
--------------------------------------------------------------------------------
Societe Generale, Cl. A                                16,154         2,304,621
--------------------------------------------------------------------------------
UniCredito Italiano SpA 2                             156,800         1,299,866
--------------------------------------------------------------------------------
UniCredito Italiano SpA 2                              84,350           692,036
                                                                ----------------
                                                                     17,527,170

--------------------------------------------------------------------------------
INSURANCE--2.1%
Allianz SE                                             10,252         2,190,906
--------------------------------------------------------------------------------
AMP Ltd.                                              169,956         1,476,342
--------------------------------------------------------------------------------
Prudential plc                                         98,249         1,378,041
--------------------------------------------------------------------------------
QBE Insurance Group Ltd.                              117,100         3,406,160
                                                                ----------------
                                                                      8,451,449

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--2.0%
DIC Asset AG                                           81,520         2,522,343
--------------------------------------------------------------------------------
Solidere, GDR 2                                        25,380           607,286
--------------------------------------------------------------------------------
Solidere, GDR 2,3                                     100,420         2,402,825
--------------------------------------------------------------------------------
Sumitomo Realty &
Development Co. Ltd.                                  115,000         2,833,016
                                                                ----------------
                                                                      8,365,470

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.0%
Housing Development
Finance Corp. Ltd.                                     44,900         3,247,305
--------------------------------------------------------------------------------
Paragon Group Cos. plc 1                              297,670           783,387
                                                                ----------------
                                                                      4,030,692

--------------------------------------------------------------------------------
HEALTH CARE--13.8%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--3.5%
CSL Ltd.                                               85,900         2,725,176
--------------------------------------------------------------------------------
Marshall Edwards, Inc. 1,4                            210,000           606,900
--------------------------------------------------------------------------------
Marshall Edwards, Inc. 1,3                            330,600           955,434
--------------------------------------------------------------------------------
NeuroSearch AS 1                                       74,983         4,769,210
--------------------------------------------------------------------------------
NicOx SA 1                                            294,138         4,674,926
--------------------------------------------------------------------------------
Santhera Pharmaceuticals 1                              7,793           584,544
                                                                ----------------
                                                                     14,316,190

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--6.6%
Essilor International SA                               28,620         1,823,299
--------------------------------------------------------------------------------
Nobel Biocare Holding AG                                7,332         1,937,792
--------------------------------------------------------------------------------
Smith & Nephew plc                                    164,660         1,889,001
--------------------------------------------------------------------------------
Sonova Holding AG                                      33,992         3,798,824
--------------------------------------------------------------------------------
Straumann Holding AG                                    7,190         1,972,625
--------------------------------------------------------------------------------
Synthes, Inc.                                          37,014         4,570,887
--------------------------------------------------------------------------------
Terumo Corp.                                           44,600         2,351,157
--------------------------------------------------------------------------------
William Demant Holding AS 1                            92,500         8,468,723
                                                                ----------------
                                                                     26,812,308

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.1%
Sonic Healthcare Ltd.                                 299,900   $     4,378,559
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.1%
Ortivus AB, Cl. B 1                                   279,600           223,699
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.2%
Art Advanced Research
Technologies, Inc. 1                                  270,100            40,768
--------------------------------------------------------------------------------
Art Advanced Research
Technologies, Inc. 1,3                                898,700           135,646
--------------------------------------------------------------------------------
Art Advanced Research
Technologies, Inc., Series 1 1                        360,333            54,387
--------------------------------------------------------------------------------
Art Advanced Research
Technologies, Inc., Series 2 1                        113,634            17,151
--------------------------------------------------------------------------------
BTG plc 1                                             340,374           622,329
                                                                ----------------
                                                                        870,281

--------------------------------------------------------------------------------
PHARMACEUTICALS--2.3%
Astellas Pharma, Inc.                                  17,400           759,710
--------------------------------------------------------------------------------
GlaxoSmithKline plc                                    23,261           589,015
--------------------------------------------------------------------------------
H. Lundbeck AS                                         15,800           423,585
--------------------------------------------------------------------------------
Novogen Ltd. 1                                      1,089,513         1,184,148
--------------------------------------------------------------------------------
Roche Holding AG                                       12,066         2,082,695
--------------------------------------------------------------------------------
Sanofi-Aventis SA                                      22,845         2,084,402
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                    55,000           973,866
--------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.                         24,600         1,440,306
                                                                ---------------
                                                                      9,537,727

--------------------------------------------------------------------------------
INDUSTRIALS--17.0%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.0%
Empresa Brasileira de Aeronautica SA                  351,126         4,001,716
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.7%
Capita Group plc                                      524,220         7,314,475
--------------------------------------------------------------------------------
Experian Group Ltd.                                   142,641         1,131,191
--------------------------------------------------------------------------------
Prosegur Compania de Seguridad SA                      70,400         2,496,669
                                                                ----------------
                                                                     10,942,335

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--2.4%
Koninklijke Boskalis Westminster NV                    59,891         3,641,539
--------------------------------------------------------------------------------
Leighton Holdings Ltd.                                 98,298         5,231,200
--------------------------------------------------------------------------------
Vinci SA                                               14,410         1,056,676
                                                                ----------------
                                                                      9,929,415

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--5.0%
ABB Ltd.                                              338,454         9,742,649
--------------------------------------------------------------------------------
Alstom                                                 29,030         6,158,267
--------------------------------------------------------------------------------
Ceres Power Holdings plc 1                            361,070         2,223,426
--------------------------------------------------------------------------------
Ushio, Inc.                                            95,400         2,097,125
                                                                ----------------
                                                                     20,221,467


                  7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                        SHARES            VALUE
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.3%
Koninklijke (Royal) Philips Electronics NV              33,600   $    1,453,612
--------------------------------------------------------------------------------
Siemens AG                                              24,409        3,809,806
                                                                 ---------------
                                                                      5,263,418

--------------------------------------------------------------------------------
MACHINERY--3.5%
Aalberts Industries NV                                 250,924        4,937,155
--------------------------------------------------------------------------------
Demag Cranes AG                                         45,060        1,877,083
--------------------------------------------------------------------------------
Hyundai Heavy Industries Co. Ltd.                       11,120        5,198,810
--------------------------------------------------------------------------------
Takeuchi Mfg. Co. Ltd.                                  56,973        2,275,953
                                                                 ---------------
                                                                     14,289,001

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
Bunzl plc                                              249,333        3,488,040
--------------------------------------------------------------------------------
Wolseley plc                                            68,950        1,008,784
                                                                 ---------------
                                                                      4,496,824

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--15.7%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.1%
Nokia Oyj                                               51,800        1,991,051
--------------------------------------------------------------------------------
Tandberg ASA                                           267,900        5,516,268
--------------------------------------------------------------------------------
Telefonaktiebolaget LM
Ericsson, B Shares                                   2,124,400        4,965,446
                                                                 ---------------
                                                                     12,472,765

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.9%
Logitech International SA 1                            101,592        3,685,194
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.9%
Hoya Corp.                                             113,300        3,616,174
--------------------------------------------------------------------------------
Keyence Corp.                                           14,290        3,506,267
--------------------------------------------------------------------------------
Nidec Corp.                                             63,500        4,713,825
--------------------------------------------------------------------------------
Nippon Electric Glass Co. Ltd.                          61,000          992,309
--------------------------------------------------------------------------------
Omron Corp.                                             49,786        1,180,256
--------------------------------------------------------------------------------
Phoenix Mecano AG                                        4,170        1,950,318
                                                                 ---------------
                                                                     15,959,149

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.0%
United Internet AG                                      55,273        1,322,880
--------------------------------------------------------------------------------
Yahoo! Japan Corp.                                      15,621        7,002,421
                                                                 ---------------
                                                                      8,325,301

--------------------------------------------------------------------------------
IT SERVICES--0.8%
Infosys Technologies Ltd.                               69,264        3,091,780
--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.6%
Canon, Inc.                                             56,950        2,606,146
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.4%
ASM International NV                                    63,100        1,511,245
--------------------------------------------------------------------------------
SOFTWARE--4.0%
Autonomy Corp. plc 1                                   218,834        3,811,904
--------------------------------------------------------------------------------
Compugroup Holding AG 1                                 63,754        1,174,881

                                                        SHARES            VALUE
--------------------------------------------------------------------------------
SOFTWARE Continued
Enix Corp.                                              30,100   $      922,916
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                       11,400        6,932,343
--------------------------------------------------------------------------------
Sage Group plc (The)                                   266,120        1,209,310
--------------------------------------------------------------------------------
SAP AG                                                  41,852        2,164,053
                                                                 ---------------
                                                                     16,215,407

--------------------------------------------------------------------------------
MATERIALS--5.7%
--------------------------------------------------------------------------------
CHEMICALS--1.7%
Filtrona plc                                           207,115          827,222
--------------------------------------------------------------------------------
Nufarm Ltd.                                            242,348        3,009,963
--------------------------------------------------------------------------------
Sika AG                                                    985        1,849,844
--------------------------------------------------------------------------------
Syngenta AG                                              4,224        1,070,743
--------------------------------------------------------------------------------
                                                                      6,757,772

--------------------------------------------------------------------------------
METALS & MINING--4.0%
Companhia Vale do Rio Doce,
Sponsored ADR                                          254,000        7,106,920
--------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                          144,000        4,965,349
--------------------------------------------------------------------------------
Rio Tinto plc                                           40,991        4,285,253
                                                                 ---------------
                                                                     16,357,522

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.1%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.1%
KDDI Corp.                                                 257        1,917,016
--------------------------------------------------------------------------------
Vodafone Group plc                                     672,375        2,500,537
                                                                 ---------------
                                                                      4,417,553

--------------------------------------------------------------------------------
UTILITIES--0.3%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.3%
Fortum Oyj                                              32,400        1,447,864
                                                                 ---------------
Total Common Stocks (Cost $239,561,507)                             378,275,737

                                                         UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Marshall Edwards, Inc. Wts.:
Exp. 7/11/10 1                                          89,460           87,272
Exp. 8/6/12 1                                            7,500           47,021
                                                                 ---------------
Total Rights, Warrants and
Certificates (Cost $0)                                                  134,293

                                                        SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES--6.4%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.03% 5,6
(Cost $26,050,266)                                  26,050,266       26,050,266

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $265,611,773)                                       99.4%     404,460,296
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                            0.6        2,577,221
                                                   -----------------------------
NET ASSETS                                               100.0%  $  407,037,517
                                                   =============================


                  8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.
FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $3,493,905 or 0.86% of the Fund's net assets as of December 31, 2007.

4. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2007 was $606,900, which represents 0.15% of the Fund's net assets, all of which is considered restricted. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

                          ACQUISITION                                UNREALIZED
SECURITY                         DATE         COST        VALUE    DEPRECIATION
--------------------------------------------------------------------------------
Marshall
Edwards, Inc.                12/28/05   $1,496,007   $  606,900   $     889,107

5. Rate shown is the 7-day yield as of December 31, 2007.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                               SHARES                                    SHARES
                         DECEMBER 31,        GROSS        GROSS    DECEMBER 31,
                                 2006    ADDITIONS   REDUCTIONS            2007
--------------------------------------------------------------------------------
Oppenheimer
Institutional
Money Market
Fund, Cl. E                 6,056,179   90,933,036   70,938,949      26,050,266

                                                                       DIVIDEND
                                                          VALUE          INCOME
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                            $26,050,266        $393,259

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS (UNAUDITED)                                 VALUE   PERCENT
--------------------------------------------------------------------------------
United Kingdom                                           $ 64,135,619      15.9%
Japan                                                      57,520,113      14.2
Switzerland                                                47,072,112      11.6
France                                                     43,319,709      10.7
United States                                              29,064,898       7.2
Germany                                                    26,132,107       6.5
Australia                                                  24,766,744       6.1
Denmark                                                    13,661,518       3.4
India                                                      13,444,936       3.3
The Netherlands                                            13,273,019       3.3
Italy                                                      12,104,526       3.0
Brazil                                                     11,108,636       2.7
Sweden                                                      8,796,427       2.2
Ireland                                                     6,638,881       1.6
Spain                                                       6,029,170       1.5
Norway                                                      5,516,268       1.4
Korea, Republic of South                                    5,198,810       1.3
South Africa                                                4,965,349       1.2
Finland                                                     3,438,915       0.8
Lebanon                                                     3,010,111       0.7
Mexico                                                      2,046,597       0.5
Bermuda                                                     1,836,688       0.5
Jersey, Channel Islands                                     1,131,191       0.3
Canada                                                        247,952       0.1
                                                         -----------------------
Total                                                    $404,460,296     100.0%
                                                         =======================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $239,561,507)                                                                          $   378,410,030
Affiliated companies (cost $26,050,266)                                                                                  26,050,266
                                                                                                                    ----------------
                                                                                                                        404,460,296
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                         36,033
------------------------------------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $0)                                                                                               30
------------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                          1,391,704
Shares of capital stock sold                                                                                                976,336
Dividends                                                                                                                   395,202
Other                                                                                                                        17,433
                                                                                                                    ----------------
Total assets                                                                                                            407,277,034

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                                                            165,358
Legal, auditing and other professional fees                                                                                  23,555
Distribution and service plan fees                                                                                           21,113
Custodian fees                                                                                                               13,057
Shareholder communications                                                                                                    6,995
Directors' compensation                                                                                                       5,273
Transfer and shareholder servicing agent fees                                                                                 1,737
Other                                                                                                                         2,429
                                                                                                                    ----------------
Total liabilities                                                                                                           239,517

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $   407,037,517
                                                                                                                    ================

-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                                $       190,396
------------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                              292,456,701
------------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                                           960,531
------------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                          (25,413,938)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies                                                                                                           138,843,827
                                                                                                                    ----------------
NET ASSETS                                                                                                          $   407,037,517
                                                                                                                    ================

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $374,302,195 and
175,551,607 shares of capital stock outstanding)                                                                    $          2.13
------------------------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $32,735,322 and
14,844,661 shares of capital stock outstanding)                                                                     $          2.21

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $185,984)     $    6,815,828
Affiliated companies                                                             393,259
-----------------------------------------------------------------------------------------
Portfolio lending fees                                                           232,066
-----------------------------------------------------------------------------------------
Interest                                                                           2,562
                                                                          ---------------
Total investment income                                                        7,443,715

-----------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------
Management fees                                                                3,666,865
-----------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                77,794
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                10,055
Service shares                                                                    10,019
-----------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                12,335
Service shares                                                                     1,102
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                       59,053
-----------------------------------------------------------------------------------------
Accounting service fees                                                           15,000
-----------------------------------------------------------------------------------------
Directors' compensation                                                           11,587
-----------------------------------------------------------------------------------------
Administration service fees                                                        1,500
-----------------------------------------------------------------------------------------
Other                                                                             45,149
                                                                          ---------------
Total expenses                                                                 3,910,459
Less reduction to custodian expenses                                                (436)
Less waivers and reimbursements of expenses                                       (7,582)
                                                                          ---------------
Net expenses                                                                   3,902,441

-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          3,541,274

-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
-----------------------------------------------------------------------------------------
Net realized gain on:
Investments from unaffiliated companies                                       11,065,839
Foreign currency transactions                                                  3,804,507
                                                                          ---------------
Net realized gain                                                             14,870,346
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                   10,602,483
Translation of assets and liabilities denominated in foreign currencies       13,931,434
                                                                          ---------------
Net change in unrealized appreciation                                         24,533,917
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $   42,945,537
                                                                          ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                        2007            2006
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                $    3,541,274   $   1,897,842
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                        14,870,346       1,860,699
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                    24,533,917      68,646,719
                                                                                                     -------------------------------
Net increase in net assets resulting from operations                                                     42,945,537      72,405,260

------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                                       (2,978,746)     (1,448,988)
Service shares                                                                                             (196,214)        (65,579)
                                                                                                     -------------------------------
                                                                                                         (3,174,960)     (1,514,567)

------------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital stock transactions:
Non-Service shares                                                                                       29,747,698      39,453,096
Service shares                                                                                            3,698,666       4,328,128
                                                                                                     -------------------------------
                                                                                                         33,446,364      43,781,224

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                           73,216,941     114,671,917
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                     333,820,576     219,148,659
                                                                                                     -------------------------------
End of period (including accumulated net investment income of $960,531 and $234,831, respectively)   $  407,037,517   $ 333,820,576
                                                                                                     ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES YEAR ENDED DECEMBER 31,              2007              2006              2005          2004         2003
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     1.91        $     1.47        $     1.30    $     1.12    $    0.76
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .02  1            .01 1             .01 1         .01 1         -- 2
Net realized and unrealized gain                         .22               .44               .17           .19          .37
                                                  -----------------------------------------------------------------------------
Total from investment operations                         .24               .45               .18           .20          .37
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.02)             (.01)             (.01)         (.02)        (.01)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     2.13        $     1.91        $     1.47    $     1.30    $    1.12
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     12.61%            30.78%            14.06%        17.86%       50.13%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  374,302        $  308,111        $  203,172    $  110,679    $  92,027
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  348,714        $  247,327        $  115,108    $   96,388    $  70,042
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   0.95%             0.73%             0.78%         0.64%        0.37%
Total expenses                                          1.01% 5,6,7       1.04% 5,6,7       1.09% 6       1.08% 6      1.12% 6
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   19%                9%               28%           30%          71%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended December 31, 2007   1.01%
        Year Ended December 31, 2006   1.04%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


SERVICE SHARES YEAR ENDED DECEMBER 31,                 2007               2006              2005           2004          2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    1.97          $    1.53          $   1.34      $    1.16      $   0.81
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            .02 1              .01 1             .01 1           -- 1,2       .01
Net realized and unrealized gain                        .23                .44               .19            .20           .35
                                                  -------------------------------------------------------------------------------
Total from investment operations                        .25                .45               .20            .20           .36
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.01)              (.01)             (.01)          (.02)         (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    2.21          $    1.97          $   1.53      $    1.34      $   1.16
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    13.00%             29.25%            14.95%         17.15%        45.53%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  32,736          $  25,710          $ 15,977      $  12,682      $  5,583
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  31,137          $  20,061          $ 13,609      $   9,071      $  2,205
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                  0.71%              0.42%             0.50%          0.37%         0.03%
Total expenses                                         1.29% 5,6,7        1.34% 5,6,7       1.40% 6        1.34% 6       1.36% 6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  19%                 9%               28%            30%           71%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended December 31, 2007   1.29%
        Year Ended December 31, 2006   1.34%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Growth Fund/VA (the "Fund") is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager"). Shares of the Fund are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received


                  15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $3,534,100                 $--            $25,200,052         $136,061,646

1. As of December 31, 2007, the Fund had $24,951,769 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforwards were as follows:

      EXPIRING
      -------------------------------
      2010                $ 5,201,741
      2011                 19,750,028
                          -----------
      Total               $24,951,769
                          ===========

2. The Fund had $248,283 of post-October passive foreign investment company losses which were deferred.

3. During the fiscal year ended December 31, 2007, the Fund utilized $13,850,699 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2006, the Fund utilized $2,090,683 of capital loss carryforward to offset capital gains realized in that fiscal year.


                  16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

      INCREASE                      INCREASE TO ACCUMULATED
      TO ACCUMULATED                      NET REALIZED LOSS
      NET INVESTMENT INCOME                  ON INVESTMENTS
      -----------------------------------------------------
      $359,386                                     $359,386

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                             YEAR ENDED           YEAR ENDED
                                      DECEMBER 31, 2007    DECEMBER 31, 2006
      ----------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                        $3,174,960           $1,514,567

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities                            $268,393,954
                                                                ============

      Gross unrealized appreciation                             $146,560,789
      Gross unrealized depreciation                              (10,499,143)
                                                                ------------
      Net unrealized appreciation                               $136,061,646
                                                                ============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

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INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.


                  17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former director and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 280 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                             YEAR ENDED DECEMBER 31, 2007   YEAR ENDED DECEMBER 31, 2006
                                                                  SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                                          38,349,186   $   79,573,926    41,187,431   $   68,007,039
Dividends and/or distributions reinvested                      1,567,761        2,978,746       928,839        1,448,988
Redeemed                                                     (25,926,707)     (52,804,974)  (18,316,147)     (30,002,931)
                                                             ------------------------------------------------------------
Net increase                                                  13,990,240      $29,747,698    23,800,123   $   39,453,096
                                                             ============================================================

-------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                           5,088,150   $   10,823,440     4,259,069   $    7,208,375
Dividends and/or distributions reinvested                         99,601          196,214        40,732           65,579
Redeemed                                                      (3,373,172)      (7,320,988)   (1,735,550)      (2,945,826)
                                                             ------------------------------------------------------------
Net increase                                                   1,814,579   $    3,698,666     2,564,251   $    4,328,128
                                                             ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                                        PURCHASES         SALES
   ----------------------------------------------------------------------------
   Investment securities                              $83,219,804   $70,902,573


                  18 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

   FEE SCHEDULE
   ----------------------------------------------------------------------------
   Up to $250 million                                                     1.00%
   Over $250 million                                                      0.90

--------------------------------------------------------------------------------
ACCOUNTING SERVICE FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000 plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $20,052 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2007, the Manager waived $7,582 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.


                  19 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS Continued

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the foward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

      As of December 31, 2007, the Fund had no outstanding foward contracts.

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

      As of December 31, 2007, the Fund had no securities on loan.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                  20 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER INTERNATIONAL GROWTH FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (the "Fund"), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                  21 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 1.98% to arrive at the amount eligible for the corporate dividend-received deduction.

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $150,646 of foreign income taxes paid by the Fund during the fiscal year ended December 31, 2007. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      Gross income of $3,503,728 was derived from sources within foreign countries or possessions of the United States.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  22 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  23 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Directors (the "Board"), including a majority of the independent Directors, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George R. Evans and the Manager's Global Equity investment team and analysts. Mr. Evans has been a portfolio manager of the Fund since October 1999. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other international growth funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year and ten-year performance were better than its peer group median although its five-year performance was below its peer group median.


                  24 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other international growth funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are higher than its peer group median although its total expenses are below its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                  25 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
PORTFOLIOS, LENGTH OF SERVICE,    PORTFOLIOS IN THE PORTFOLIOS COMPLEX CURRENTLY OVERSEEN
AGE
INDEPENDENT                       THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
DIRECTORS                         80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company
Chairman of the Board             (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso
of Directors (since 2003),        Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman,
Director (since 1999)             Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas
Age: 70                           drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991);
                                  Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization)
                                  (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc.
                                  (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency)
                                  (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004),
                                  Storage Technology Corporation (computer equipment company) (1991-2003) and International Family
                                  Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees
                                  39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Director (since 2002)             1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 71                           Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                                  Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                  Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May 2006);
Director (since 2002)             Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
Age: 69                           Waterhouse LLP Global Investment Management Industry Services Group (financial services firm)
                                  (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Director (since 1997)             Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 66                           (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                  (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                                  and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                  Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                  Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Director (since 1996)             several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                           (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,              Trustee of Monterey Institute for International Studies (educational organization) (since February
Director (since 2002)             2000); Board Member of Middlebury College (educational organization) (since December 2005);
Age: 61                           Director of The California Endowment (philanthropic organization) (since April 2002); Director
                                  (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                                  Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging
                                  Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February
                                  1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001)
                                  and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual
                                  Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund
                                  (investment company) (April 1989-June 2004); Member of the investment committee of Hartford
                                  Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex.


                  26 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

ROBERT J. MALONE,                 Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Director (since 2002)             (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director
Age: 63                           of Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado
                                  UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation
                                  (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S.
                                  Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial
                                  Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc.
                                  (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February
                                  2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Director (since 2002)             (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of
Age: 65                           Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds
                                  (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly
                                  SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                  Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR               THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                       NEW YORK 10281-1008. MR. MURPHY SERVES AS A DIRECTOR FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO HIS
                                  POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
President and Principal           Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Executive Officer                 President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001) and                  company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Director (since 2002)             (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
Age: 58                           (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of
                                  Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                  2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                  Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since
                                  November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                  July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real
                                  Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                                  (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007)
                                  and Member of the Investment Company Institute's Board of Governors (since October 2003). Oversees
                                  102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. EVANS, ZACK,
THE FUND                          GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                                  10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                                  CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

GEORGE R. EVANS,                  Vice President (since October 1993) and Director of International Equities (since July 2004) of
Vice President and Portfolio      the Manager. Formerly Vice President of HarbourView Asset Management Corporation (July
Manager (since 1999)              1994-November 2001). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds
Age: 48                           complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief          Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer                Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor,
(since 2004)                      Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
Age: 57                           Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An
                                  officer of 102 portfolios in the OppenheimerFunds complex.


                  27 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal           HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting            Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc.
Officer (since 1999)              (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
Age: 48                           International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                  Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust
                                  Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October
                                  2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer               (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                      1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer               Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                      Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                           complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary      Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of
(since 2001)                      Centennial Asset Management Corporation (since December 2001); Senior Vice President and General
Age: 59                           Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General
                                  Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director
                                  (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                  President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General
                                  Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                  December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments,
                                  Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                  Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                  Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                  December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary               2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                      Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary               President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                      Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 44

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary               of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                      Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                           Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                  Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                  December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                   28 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $93,300 in fiscal 2007 and $67,500 in fiscal 2006.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $40,000 in fiscal 2007 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Review of management's assessment of the financial statements disclosure impacts of an IRS private letter ruling.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed $1,657 for fiscal 2007 and $2,800 for fiscal 2006.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees for the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: professional services with Indian tax matters regarding capital gain/loss transactions and return of income.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $1,480 in fiscal 2006.

The principal accountant for the audit of the registrant's annual financial statements billed $32,732 in fiscal 2007 and no such fees in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include professional services for 22c-2 program and compliance review.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $34,389 in fiscal 2007 and $44,280 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

      Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Panorama Series Fund, Inc.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/07/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/07/2008

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/07/2008